UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

U.S. Bancorp

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

A message from our Executive Chairman
Fellow shareholders:
This past year, I passed the leadership of U.S. Bancorp to Gunjan Kedia following our annual meeting and assumed the role of Executive Chairman of the Board of Directors, and it is with great confidence that we add the Chairman responsibilities to her Chief Executive Officer role at our 2026 annual meeting of shareholders.
After more than 40 years at U.S. Bancorp, I am very proud of the company, our focus on our employees, customers and communities, our ethical culture, and the intentional investments we made to position ourselves as an industry leader. We are one of Fortune’s most admired superregional banks, and the Ethisphere Institute named U.S. Bank to its World’s Most Ethical Companies® list for the 11th consecutive year in 2025. Our history was strong, but our future has potential to be even stronger.
Our company is well-positioned for growth under Gunjan’s leadership and is focused on executing against our three strategic priorities: organic growth, payments transformation, and expense management and productivity. Our strong, independent Board has been active in supporting a smooth and seamless leadership transition and in overseeing management’s implementation of our strategy. Gunjan and the entire Managing Committee have brought focus, energy and client centricity, delivering interconnected solutions to our customers. Those efforts have been evident in our financial results: by the third quarter of 2025, we were operating fully within our medium-term target ranges shared at our Investor Day in 2024 and, by the end of 2025, we reported nine consecutive quarters of stable expenses and six consecutive quarters of positive operating leverage, both as adjusted. We also continued to build on our foundational strengths in financial and risk discipline so we will be fully prepared for our eventual transition to a Category II banking organization.
It has been an incredible privilege to have served you and this exceptional company for more than 40 years. Thank you for the continued trust you place in U.S. Bancorp as shareholders of our company.
Andrew Cecere
Executive Chairman
March 10, 2026

U.S. Bancorp 2026 Proxy Statement

A message from our Lead Independent Director
Fellow shareholders:
When I joined the U.S. Bancorp Board of Directors, I was inspired by the legacy of the company and was optimistic about its potential to build on its remarkable foundation. During the years that followed, we on the Board of Directors have had a front row seat to progress and change, and it continues to be an honor to serve as the Lead Independent Director and help guide an exceptional management team that is setting the tone and strategy for the future.
At our annual meeting of shareholders this April, we will say goodbye to Andy Cecere and honor his incredible commitment to U.S. Bancorp and the wonderful culture he helped create. His legacy of service has shaped the company, and he led the organization through a dynamic economic and regulatory environment, maintained a strong focus on financial and risk discipline, broadened the company’s scale, and made strategic investments in the business in areas like digital and technology that will serve as a strong foundation for the future. On behalf of the Board, I am pleased to thank him for all he has done and wish him well in his retirement.
Choosing Gunjan Kedia as his successor — not only in the Chief Executive Officer role but now also as Chairman of the Board of Directors — is an investment in this proud institution’s future. She is a remarkable leader, and as we mentioned when we announced her appointment, she is well respected by the Board, her team and our stakeholders for her strategic acumen, client focus and ability to drive business performance. She will lead with a long-term perspective that considers the company’s special culture and brings to life a vision for growth that delivers differentiated client experiences, continues our legacy of governance and stewardship, drives industry-leading performance, and creates value for our shareholders.
Amid these changes in leadership, the Board remains focused in its independent oversight of the work the company does to deliver strong financial results for our shareholders by serving our clients, supporting our employees, and investing in our communities. Our directors bring a broad range of backgrounds, qualifications and experiences across many competitive industries — including financial services — with the skills needed to guide this company forward under Gunjan’s vision and leadership. We remain fortunate to have incredibly talented executive leaders and team members across the company who are dedicated to supporting each other and serving our clients and communities.
On behalf of all our directors, thank you for your continued trust and investment in U.S. Bancorp. I look forward to continuing to serve you and the Board during 2026.
Sincerely,
Roland A. Hernandez
Lead Independent Director
March 10, 2026

U.S. Bancorp 2026 Proxy Statement

Notice of Annual Meeting of Shareholders of U.S. Bancorp
Date and time: Tuesday, April 21, 2026, at 11:00 a.m., central time Place: Online at www.virtualshareholdermeeting.com/USB2026
Record date:
You may vote at the meeting if you were a shareholder of record at the close of business on February 24, 2026.
These proxy materials and our annual report were first made available to shareholders beginning on March 10, 2026.

Items of business:	Board Recommendation
1. The election of each of the 12 directors named in the proxy statement	“FOR” all nominees
2. An advisory vote to approve the compensation of our executives disclosed in the proxy statement	“FOR”
3. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year	“FOR”
4. Any other business that may properly be considered at the meeting or any adjournment of the meeting

Every Vote is Important — Voting by Proxy
It is important that your shares be represented and voted. You may vote your shares by Internet or telephone by no later than 11:59 p.m., eastern time, on April 20, 2026 (or April 16, 2026, for shares held in the U.S. Bank 401(k) Savings Plan), as directed in the proxy materials. If you received a printed copy of the proxy materials, you may also complete, sign and return the enclosed proxy card or voting instruction form by mail. Voting in any of these ways will not prevent you from virtually attending or voting your shares at the meeting. We encourage you to vote by Internet or telephone to reduce mailing and handling expenses.
Sign up for electronic delivery
If you received paper copies of the notice or proxy materials, we encourage you to sign up to receive all of your future proxy materials electronically, as described under “How can I receive my proxy materials by e-mail in the future?” on page 87. To express our appreciation, we will plant a tree in partnership with the Arbor Day Foundation on behalf of every retail shareholder account that registers for electronic delivery of our proxy materials.
By Order of the Board of Directors
Kathryn V. Purdom
Deputy General Counsel and Corporate Secretary
March 10, 2026
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 21, 2026: Our proxy statement and 2025 Annual Report are available at www.proxyvote.com.

U.S. Bancorp 2026 Proxy Statement

Proxy statement table of contents

U.S. Bancorp 2026 Proxy Statement

Proxy statement highlights

Proxy statement highlights
This highlights section does not contain all the information that you should consider before voting. Please read the entire proxy statement carefully.
Voting matters and Board recommendations

Proposal		Board recommendation	For more information
Proposal 1 –	The election of each of the 12 director nominees named in the proxy statement	“FOR” all nominees	Page 9
Proposal 2 –	An advisory vote to approve the compensation of our executives disclosed in the proxy statement	“FOR”	Page 36
Proposal 3 –	The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year	“FOR”	Page 81
Casting your vote

The Board of Directors of U.S. Bancorp (the Board or the Board of Directors) is soliciting proxies for use at the annual meeting of shareholders to be held on April 21, 2026, and at any adjournment or postponement of the meeting.
Your vote is important! Please cast your vote and play a part in the future of U.S. Bancorp. Even if you plan to attend our annual meeting, please cast your vote as soon as possible by:
Internet www.proxyvote.com	Telephone	Mail
The voting deadline is 11:59 p.m., eastern time, on April 20, 2026 (or April 16, 2026, for shares held in the U.S. Bank 401(k) Savings Plan).
For more information about how to cast your vote, go to page 84.
Attending the annual meeting

You are invited to attend the annual meeting of shareholders, which is being held virtually. You will be able to attend the meeting, as well as vote and submit your questions during the meeting, by visiting www.virtualshareholdermeeting.com/USB2026 and logging in with the 16-digit control number found on your proxy card, voter instruction form, or notice, as applicable. We encourage all shareholders to vote and submit questions in advance of the meeting at www.proxyvote.com.
In the event of technical difficulties with the annual meeting, we expect that an announcement or notice will be made available on www.virtualshareholdermeeting.com/USB2026. If it is necessary to adjourn the annual meeting due to technical difficulties, the announcement or notice will provide updated information regarding the date, time, and location of the annual meeting, and the updated information will also be posted on our Investor Relations website at ir.usbank.com.
For more information about meeting admission, go to page 85.
U.S. Bancorp 2026 Proxy Statement	1

Proxy statement highlights

About U.S. Bancorp
Headquartered in Minneapolis, U.S. Bancorp is the parent company of U.S. Bank National Association, the fifth-largest commercial bank in the United States. Our three major business lines serve 15 million clients throughout the U.S., Canada and Europe, and our team of nearly 70,000 people invest our hearts and minds to power human potential every day. Ranked 105th on the Fortune 500, we are deeply respected for our culture and long-term stewardship and admired for our diversified business mix and product capabilities.

Our diverse business mix supports **consistent growth.**

Percentage of total net revenue by business line[1]

43% Wealth, Corporate, Commercial and Institutional Banking

31% Consumer and Business Banking

26% Payment Services

Wealth, Corporate, Commercial and Institutional Banking
Institutional Client Group[2]
Commercial Real Estate
Wealth and Asset Management
Capital Markets
Investment Services (Global Corporate Trust and Fund Services)

Consumer and Business Banking
Consumer Banking
Business Banking
Mortgage and Auto

Payment Services
Payments: Merchant and Institutional
Payments: Consumer and Small Business

1.
Full year 2025 taxable-equivalent basis. Business line net revenue percentages exclude Treasury and Corporate Support; see “Non-GAAP financial measures” section for reconciliation to the following GAAP measures; Wealth, Corporate, Commercial and Institutional Banking: 42%; Consumer and Business Banking: 31%; Payment Services: 26%; Treasury and Corporate Support: 1%.

2.
Includes a portion of Treasury Management.

Remembering our friend and colleague Terry Dolan

In March 2025, we mourned the tragic passing of our beloved friend and colleague, Terry Dolan. We have truly appreciated the outpouring of support and your shared remembrances of Terry following his passing. Since joining U.S. Bank in 1998, Terry made an indelible impact on our organization, having last served as our Vice Chair and Chief Administration Officer. We are grateful for Terry’s many significant contributions to our company, including through his sense of humor and friendly approach as well as his dedication to serving our customers.

2	U.S. Bancorp 2026 Proxy Statement

Proxy statement highlights

Strong corporate financial performance

Throughout 2025, we have been focused on creating and delivering value for our shareholders through growth, capabilities and transformation. We worked to attract new clients, expand key areas of our business, and partner across the organization to deliver interconnected solutions that differentiate us and bring the whole company to our customers. In addition to transforming our payments business to meet client needs, we are elevating capabilities and structurally managing expenses. We continue to lean into strengths and build new foundational capabilities as we reorient the organization for performance.

Record Fiscal Year 2025 Net Revenue	$28.7B
Earnings Per Share	$4.62 ▲16%[1] increase year-over-year (as adjusted)
CET1 Ratio	10.8 ▲20 bps throughout 2025
Total Average Deposits[2]	$509B
Total Average Loan Balance[1]	$380B

Key strategic priorities

We are executing on our three strategic priorities while operating within our medium-term targets shared at our Investor Day in 2024.

1. **Organic growth**
   Client-centric experiences and deeper relationships delivered through sales excellence, interconnected and innovative products, and broader reach
2. **Payments transformation**
   Execution-focused and targeted strategy; embedded money movement
3. **Expense management and productivity**
   Capacity to deliver positive operating leverage and fund organic growth; simplifying our processes and interactions

Strong foundation of innovation balanced with financial and risk management

Well-positioned for growth based on our strong risk management capabilities, balance sheet management program, and "through-the-cycle" earnings power

Strong capital base
Ongoing capital build through enhanced earnings generation

Robust liquidity profile
Abundant cash levels and low-cost borrowing capacity

Proven credit quality
Disciplined, through-the-cycle underwriting standards

Adding capabilities through BTIG acquisition

Looking ahead, U.S. Bancorp has agreed to acquire BTIG, LLC, a financial services firm specializing in investment banking, sales and trading, research, and prime brokerage. The acquisition will expand our capital markets capabilities and strengthen relationships with corporate and institutional clients, while providing BTIG's clients and employees with enhanced resources, technology, and access to a broader suite of financial products and services. The deal is expected to close in the second quarter of 2026, subject to regulatory approvals and satisfaction of applicable closing conditions.

1. Non-GAAP; as adjusted for notable items; see "Non-GAAP financial measures" section for reconciliation to reported diluted EPS growth of 22%.
2. Full year 2025 average.

U.S. Bancorp 2026 Proxy Statement	3

Proxy statement highlights

Director nominees at a glance

Name1	Age	Director Since	Primary Occupation	Committee Memberships	Independent
Warner L. Baxter	64	12/2015	Retired Executive Chairman and Former Chairman, President and CEO, Ameren Corporation	A (Chair), CHR, E
Dorothy Bridges	70	10/2018	CEO, Metropolitan Economic Development Association (Meda)	RM, T
Elizabeth L. Buse	65	6/2018	Former CEO, Monitise plc	CHR, RM
Alan B. Colberg	64	1/2023	Retired President and CEO, Assurant, Inc.	A, G
Kimberly N. Ellison-Taylor	55	1/2021	Founder and CEO, KET Solutions, LLC	A, T
Aleem Gillani	64	7/2024	Retired Corporate Executive Vice President and CFO, SunTrust Banks, Inc.	A, RM
Roland A. Hernandez Lead Independent Director	68	1/2012	Founding Principal and CEO, Hernandez Media Ventures	CHR (Chair), G, E
Gunjan Kedia	55	1/2025	CEO and President, U.S. Bancorp	E	CEO
Richard P. McKenney	57	10/2017	President and CEO, Unum Group	G (Chair), CHR, E
Yusuf I. Mehdi	59	6/2018	Executive Vice President, Consumer Chief Marketing Officer, Microsoft Corporation	T (Chair), RM, E
Loretta E. Reynolds	61	10/2022	Founder and CEO, LEReynolds Group, LLC; Retired Lieutenant General, U.S. Marine Corps	RM, T
John P. Wiehoff	64	1/2020	Retired Chairman and CEO, C.H. Robinson Worldwide, Inc.	RM (Chair), G, E
A	Audit Committee	RM	Risk Management Committee
CHR	Compensation and Human Resources Committee	T	Technology Committee
G	Governance Committee	E	Executive Committee

1.
After over 40 years of dedicated service to our company, including nine years as a member and eight years as Chairman of our Board of Directors, Andrew Cecere informed the Board that he would not stand for re-election following expiration of his current term at the 2026 annual meeting. Gunjan Kedia has been elected to serve as Chairman, in addition to her current responsibilities, effective upon Mr. Cecere’s retirement from the Board on April 21, 2026.

4	U.S. Bancorp 2026 Proxy Statement

Proxy statement highlights

Board nominee composition

The composition of the nominees for election to our Board of Directors reflects our Board’s and Governance Committee’s deliberate process and focus on ensuring that our Board has an appropriate mix of skills, qualifications and tenure to oversee our business and our company’s strategy. The Board’s nominees bring a complementary and appropriate mix of skills, experience and capabilities to oversee the company’s strategy and risk profile. Over the last several years, the Governance Committee and the Board have continued to enhance the Board’s composition through the addition of new independent directors who bring, among other skills and qualifications, chief executive officer and financial services industry experience as well as risk management, financial reporting and accounting, and cybersecurity and technology expertise.
For more information about our board and nominees, go to page 9.
U.S. Bancorp 2026 Proxy Statement	5

Proxy statement highlights

Board structure and oversight

The Board of Directors has oversight of U.S. Bancorp’s affairs and conducts its business through meetings of the Board and standing committees. The Governance Committee and the Board regularly review the Board’s structure and the oversight responsibilities of each Board committee in order to provide effective oversight.
The following are certain key changes to committee structure and oversight that the Board approved since our last annual meeting:
▶
Recognizing the ongoing transformation of the banking industry and the importance of technology, including emerging financial solutions (e.g., digital assets) and technologies such as artificial intelligence, to the company’s strategy, the Board created a new Board-level Technology Committee, effective January 1, 2026. This new Technology Committee oversees the company’s technology strategy, modernization and transformation, with a focus on the company’s cybersecurity technology strategy.

▶
The Risk Management Committee continues to provide holistic oversight of all of the key financial, non-financial and emerging risks faced by the company, including technology risk, cybersecurity risk and resiliency.

▶
The Board also reallocated oversight of corporate responsibility and community investment matters to the Governance Committee and fair lending risk to the Risk Management Committee, removing duplication in Board-level reporting and consolidating risk oversight within its committee structure.

The chart below summarizes the key oversight responsibilities of each Board committee.

Board of Directors
Board oversight
Technology Committee
Governance Committee
Risk Management Committee
Compensation and HR Committee
Audit Committee
Technology strategy and operations
Cybersecurity technology strategy
Technology modernization and transformation
Strategies for adoption of Artificial Intelligence and emerging financial solutions and technologies
Governance practices
Board structure and composition
Investor engagement
Board evaluation and performance
CEO succession planning
Corporate responsibility matters
Community investment
Risk management framework, risk profile and risk appetite
Risk management function
Financial risks
Capital planning
Non-financial risks
Recovery and resolution planning
Regulatory compliance
Emerging risks
Human capital and talent strategy
Executive/ employee compensation and benefits program
Incentive compensation risk
Clawback and recovery policies
Management succession planning
Corporate culture
Financial reporting
Internal controls, including over financial reporting
Regulatory reporting
Ethics and business conduct
Legal and regulatory compliance
Independent auditor and internal audit function
Senior operating committees
Executive Risk Committee
Incentive Review Committee
Disclosure Committee
Other risk type committees

6	U.S. Bancorp 2026 Proxy Statement

Proxy statement highlights

2025 executive compensation program1

1.
This information reflects target total direct compensation for the company’s current CEO and other NEOs who are current executive officers (Stern, Richard, Philipson and Barcelos).

2.
Effective April 16, 2025, following Gunjan Kedia’s promotion to the role of Chief Executive Officer in addition to her prior role as President, the Board increased her base salary from $1,000,000 to $1,200,000 and her annual cash incentive target from 250% to 275%. Ms. Kedia’s base salary, annual incentive target and aggregate long-term incentive amounts upon her promotion to the CEO role in April 2025 are used in the chart above.

3.
The retention RSU award granted in February 2025 to Jodi L. Richard, Vice Chair and Chief Risk Officer, has been excluded for purposes of the chart above. See “Long-term incentive awards” below.

For more information about executive compensation and the 2025 compensation decisions for our named executive officers, go to page 37.
U.S. Bancorp 2026 Proxy Statement	7

Proxy statement highlights

Corporate governance highlights

Board independence

▶
Strong Lead Independent Director position: Our independent directors annually elect a Lead Independent Director, who has broad authority and responsibility over Board governance and operations.

▶
Key committees independent: Independent directors comprise 100% of each of the Audit, Compensation and Human Resources, Governance, and Technology Committees.

▶
Regular executive sessions: The full Board and its standing committees each meet in executive session on a regular basis without members of management present.

Board accountability

▶
Majority voting: In uncontested elections, our directors are elected annually by a majority of votes cast.

▶
Board not classified: All of our directors are elected annually.

Shareholder rights and engagement

▶
3/3/20/20 proxy access: A shareholder or group of up to 20 shareholders that has held at least 3% of our company’s stock for at least three years is able to nominate directors to fill up to 20% of the Board seats (but at least two directors).

▶
Special meeting: Holders of at least 25% of our stock are able to call a special meeting of shareholders.

▶
No poison pill: Our company does not maintain a shareholder rights plan.

▶
Shareholder outreach: Each year we reach out to a significant proportion of our large institutional shareholders to invite a conversation about corporate governance, executive compensation, corporate responsibility and sustainability matters and any other matter of interest to the shareholder and share feedback from those engagements with the Board.

Board effectiveness

▶
Board, committee and individual evaluations: The Governance Committee annually conducts rigorous Board assessments, including evaluations of committees and individual directors.

▶
Overboarding restrictions: Unless approved by our Board, a director may not serve on more than three public company boards in addition to ours, and a director who is a CEO of a public company may not serve on more than one public company board in addition to our Board (including the company of which he or she serves as CEO).

▶
Retirement policy: Our Board does not have a rigid retirement policy but instead evaluates for appropriateness the re-nomination of an incumbent director after he or she has reached the age of 72.

Director/shareholder alignment

▶
Stock ownership: Each non-employee director is required to hold stock equal in value to five times the annual cash retainer. New directors must satisfy this requirement within five years of joining the Board.

▶
No hedging or pledging: Like our executive officers, our directors are prohibited from pledging our company’s securities as collateral for a loan and from engaging in any hedging transactions involving any of the company’s securities.

For more information about corporate governance, go to page 21.
8	U.S. Bancorp 2026 Proxy Statement

Proposal 1 — Election of directors

Proposal 1 — Election of directors
Our Board of Directors currently has 13 members. All directors are elected annually to serve one-year terms until the next annual meeting and until their successors are elected and qualified. Twelve of our current directors have been nominated for election by the Board to hold office until the 2027 annual meeting and the election of their successors.
After over 40 years of dedicated service to our company, including nine years as a member and eight years as Chairman of our Board of Directors, Andrew Cecere informed the Board that he would not stand for re-election following expiration of his current term at the 2026 annual meeting. In light of Mr. Cecere’s departure from the Board, the size of our Board will be reduced to 12 as of our 2026 annual meeting.
All of the nominees currently serve on our Board. Each of the nominees has previously been elected by our shareholders. The Board has determined that, except for Gunjan Kedia, our Chief Executive Officer and President, each nominee for election as a director at the annual meeting is independent from U.S. Bancorp as discussed later in this proxy statement under “Corporate governance — Director independence.”
FOR
The Board of Directors recommends a vote “FOR” election of each of the 12 director nominees below to serve until the next annual meeting and the election of their successors.
Director selection and nomination considerations

Director nominee selection process
The selection process for first-time director candidates includes the following steps:
▶
identification of one or more desired profiles for director candidates based on the most recent assessment of the skill sets represented on the Board compared to the Board’s needs, as well as feedback received from the Board evaluation process;

▶
identification of candidates by the Governance Committee based upon information provided by a director search firm, suggestions from current directors and executive officers, and any recommendations received from shareholders and other sources;

▶
interviews of candidates by the Lead Independent Director and other directors;

▶
reports presented to the Board by the Governance Committee on the candidates and selection process;

▶
recommendations made by the Governance Committee; and

▶
election by the Board or formal nomination by the Board for inclusion in the slate of directors at the annual meeting.

A shareholder seeking to recommend a prospective candidate for the Governance Committee’s consideration should submit the candidate’s name and sufficient written information about the candidate to permit a determination by the Governance Committee of whether the candidate meets the director selection criteria set forth in our Corporate Governance Guidelines. Recommendations should be sent to the Chair of the Governance Committee in care of the Corporate Secretary of U.S. Bancorp at the address listed in the “Other matters” section of this proxy statement.
Board refreshment and nomination considerations
Our Governance Committee continuously assesses the evolving opportunities and challenges facing our company in order to align the Board’s composition with our company’s leadership needs and strategic direction. The Governance Committee evaluates the composition of the Board against the company’s needs every year, which culminates in the process of nominating new and incumbent directors.
The Governance Committee’s decision to renominate an incumbent director is informed by the director’s skills and qualifications, past attendance at meetings, participation in the work of the Board and overall contribution to the Board, as assessed in the annual Board evaluation process. The Board’s commitment to refreshment can require candid conversations with individual directors when the Governance Committee has determined that a different Board composition would increase the Board’s effectiveness. As a result of the Board evaluation and skills-to-strategy alignment processes, directors may decide or be asked not to stand for re-election at the next annual meeting.

U.S. Bancorp 2026 Proxy Statement	9

Proposal 1 — Election of directors

When a new director is sought, the Governance Committee considers the following factors:
▶
Skills and qualifications: When considering the skills and backgrounds desirable in future Board members, the Governance Committee identifies the professional experience and skill sets represented on the Board and compares them to the skill sets that the Governance Committee believes is important to have represented among the directors at any given time in light of the company’s current business, strategy, risks and opportunities. Any gaps become focus areas for director search efforts. See below for additional information on our directors’ skills and qualifications.

▶
Personal qualities: The Governance Committee will only consider as candidates for director individuals who possess the highest personal and professional ethics and integrity, and who are committed to representing the long-term interests of all our stakeholders. Directors must be able to work in a collegial manner with persons of different educational, business and cultural backgrounds.

▶
Board composition: As required by our Corporate Governance Guidelines, our Governance Committee is responsible for ensuring that the Board’s composition reflects a mix of members representing various backgrounds, perspectives, industries, skills, and professional experiences because the Board benefits from a variety of perspectives, experiences and skill sets in exercising its oversight role. Our Governance Committee regularly reviews the composition of the Board in light of those factors and other personal qualities and attributes represented by the Board’s current members. The Governance Committee incorporates this broad view of board composition into its director nomination process and is committed to ensuring that the Board’s composition appropriately reflects the current and anticipated needs of the Board and our company.

▶
Capacity: Serving on the board of a large financial institution requires a significant commitment of time and energy, and directors must be willing and able to devote sufficient attention to carrying out their duties and responsibilities effectively. The Governance Committee will consider the professional and other demands placed on candidates, including service on the boards of other public or private companies. Unless the Board determines that a director’s service to our company would not be impaired, a director may not serve on more than three other boards of public companies in addition to our Board, and a director who serves as the CEO of a public company may not serve on more than one public company board in addition to our Board (including the board of the company of which he or she serves as CEO).

▶
Tenure and refreshment: Our Governance Committee believes that it is important to maintain a balance of tenure on the Board to benefit from the business, industry and governance experience of longer-serving directors and the fresh perspectives contributed by new directors, while recognizing the value of continuity as Board composition changes. Our Governance Committee aims to have a measured rate of Board refreshment.

▶
Retirement and other considerations for incumbent directors: In addition to the factors stated above, the Governance Committee will evaluate any director’s continued service on the Board for appropriateness in each of the following circumstances: the director has a change in employment or other major responsibilities; an employee director ceases to be a company employee; and the director has reached the age of 72 since the last meeting of shareholders at which the director was elected.

10	U.S. Bancorp 2026 Proxy Statement

Proposal 1 — Election of directors

Skills and qualifications of our director nominees
The Governance Committee has identified certain skills, experiences and professional qualifications that are important to be represented on the Board for strong collective oversight of the company’s business and strategy. These skills and qualifications, along with the ways these experiences contribute to the Board’s collective oversight of the development and execution of the company’s strategy, are reflected in the chart below:
Skill or qualification	Criteria	Link to strategy
Chief executive experience	Are current or former CEOs of publicly held or large private corporations	Have experience overseeing senior leadership, finance, marketing, and execution of corporate strategy from both a management and a board perspective
Community or sustainability leadership	Have significant professional leadership experience in community service organizations, public policy roles, and/or sustainability matters (or a related certification)	Provide perspective on our company’s connections to the communities it serves and responsible and sustainable business practices and opportunities
Corporate governance	Have significant experience serving on and leading the boards of other large corporations and/or professional experience in the corporate governance field	Help our Board fulfill its oversight function effectively
Customer experience	Have executive-level experience in a consumer-focused industry other than financial services	Provide insight into how our company interacts with retail customers
Digital, technology, or cybersecurity experience	Have executive-level experience in an industry driving digital and/or technological change or cybersecurity experience through prior professional experience (or a related certification/degree)	Contribute expertise regarding digital capabilities, technological transformation, information security, or product innovation and evolving customer expectations
Financial reporting and accounting	Have specialized financial reporting qualifications, such as experience as a CPA or as the CFO of a large corporation	Are particularly well suited to overseeing the quality and integrity of our company’s financial statements
Financial services industry experience	Have executive-level experience in the financial services industry	Possess deep knowledge of the business challenges and opportunities facing our company
Other regulated industry experience	Have executive-level experience in a regulated industry other than financial services	Provide a valuable perspective on how an extensive regulatory framework intersects with strategic and operational planning
Risk management	Have specific risk-management expertise, gained through leadership at a critical infrastructure company, in the financial services industry, at a financial regulator, or in the military	Are particularly adept at identifying and assessing the varied risks facing our company as a large financial institution

U.S. Bancorp 2026 Proxy Statement	11

Proposal 1 — Election of directors

The following matrix highlights the specific skills and qualifications that our Board views as important when evaluating director nominees. Additional information on the business experience and other qualifications of each director nominee is included in the director’s biography below. Each director also contributes other important skills, expertise, experience, viewpoints, and personal attributes to our Board that are not reflected in the matrix below.
Skills and qualifications of director nominees
Director	CEO experience	Community or sustainability leadership	Corporate governance	Customer experience	Digital, technology, or cybersecurity experience	Financial reporting and accounting	Financial services industry experience	Other regulated industry experience	Risk management
Baxter	•	•	•			•		•	•
Bridges		•					•		•
Buse			•				•		•
Colberg	•		•			•	•		•
Ellison-Taylor		•		•	•	•
Gillani						•	•		•
Hernandez	•		•	•		•
Kedia	•			•	•		•		•
McKenney	•		•			•	•		•
Mehdi				•	•
Reynolds					•				•
Wiehoff	•		•		•	•			•
# of Directors	6	3	6	4	5	7	6	1	9
Director	Board age, tenure, and other directorships
	Age (years)	Years on the board (from date first elected)	# of other public company boards
Baxter	64	10	2
Bridges	70	7	0
Buse	65	7	1
Colberg	64	3	1
Ellison-Taylor	55	5	1
Gillani	64	1	1
Hernandez	68	14	2
Kedia	55	1	0
McKenney	57	8	1
Mehdi	59	7	0
Reynolds	61	3	0
Wiehoff	64	6	2
	62.2 avg.	6 avg.	<1 avg.

12	U.S. Bancorp 2026 Proxy Statement

Proposal 1 — Election of directors

2026 nominees for director

Each of the director nominees named below has agreed to serve as a director if elected. Proxies may not be voted for more than 12 nominees. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors. Alternatively, the Board of Directors may choose to reduce the number of directors that are nominated for election. In addition, as described below under “Majority vote standard for election of directors,” each of the nominees has tendered his or her contingent resignation as a director in accordance with our Corporate Governance Guidelines, to be effective if he or she fails to receive a majority of the votes cast in an uncontested election and the Board accepts the tendered resignation.
Included below is certain information that the director nominees have provided about themselves, as well as additional information that the Board considered in nominating them.

Warner L. Baxter
Director since December 2015
Committees
▶
Chair, Audit

▶
Compensation and Human Resources

▶
Executive

Business experience: Mr. Baxter, 64, is the retired Executive Chairman and former Chairman, President and Chief Executive Officer of Ameren Corporation, a regulated electric and gas utility company serving customers in Missouri and Illinois. He served as the Executive Chairman from January 2022 to November 2023. Prior to that time, Mr. Baxter served as Chairman, President and Chief Executive Officer of Ameren Corporation from 2014 to January 2022. Mr. Baxter also served as the Chairman of the Board of Directors of the Edison Electric Institution, an association representing all U.S. investor-owned electric companies, from June 2022 to June 2023 and as Vice Chairman from 2020 to June 2022. Mr. Baxter served as Chairman, President and Chief Executive Officer of Ameren Missouri from 2009 to 2014 and as Executive Vice President and Chief Financial Officer of Ameren Corporation from 2003 to 2009. Before joining Ameren, Mr. Baxter served as a Senior Manager at PricewaterhouseCoopers LLP (PwC).
Other public company directorships:
▶
Quanta Services, Inc. since 2024 (Safety, Operations and Risk Committee Chair, Audit and Governance and Nominating Committees)

▶
WEC Energy Group, Inc. since 2025 (Audit and Oversight Committee)

▶
Ameren Corporation from 2014 to 2023

Skills and qualifications:
▶
Chief executive experience: Mr. Baxter’s experience as a recent CEO of a Fortune 500 company provides valuable leadership insight and knowledge of strategic growth to the Board.

▶
Community or sustainability leadership: Mr. Baxter’s leadership relating to the environmental and sustainability strategy at a regulated electric and gas utility company provides him with valuable insights and experience relating to sustainability and environmental stewardship issues.

▶
Corporate governance: Mr. Baxter has gained significant corporate governance expertise through his prior service as the Executive Chairman and Chairman of a large public company, as well as through his current leadership of the Audit Committee.

▶
Financial reporting and accounting: Through his past experience as the CFO and Controller of a large publicly traded company and through his experience at PwC, Mr. Baxter brings extensive financial reporting and accounting expertise to our Board.

▶
Other regulated industry expertise: As the past Executive Chairman and former President and CEO of a company in a highly regulated industry, as well as the past Chairman of the industry association representing all U.S. investor-owned electric companies, Mr. Baxter provides valuable perspective on regulatory and business challenges facing our company.

▶
Risk management: As the past President and CEO of a company in a critical infrastructure industry and through his experience at PwC, Mr. Baxter brings valuable risk management expertise to our Board of Directors.

U.S. Bancorp 2026 Proxy Statement	13

Proposal 1 — Election of directors

Dorothy Bridges
Director since October 2018
Committees
▶
Risk Management

▶
Technology

Business experience: Ms. Bridges, 70, is the Chief Executive Officer of the Metropolitan Economic Development Association (Meda), a nonprofit organization providing business consultancy services, access to capital and marketing opportunities to BIPOC-owned businesses. She has served in this capacity since September 2022. Ms. Bridges served as Senior Vice President of Public Affairs, Outreach and Community Development of the Federal Reserve Bank of Minneapolis, one of the twelve regional banks in the Federal Reserve System, from July 2011 until June 2018. Prior to joining the Federal Reserve Bank of Minneapolis, Ms. Bridges served as the President and Chief Executive Officer of City First Bank, a commercial bank providing financial services in low- and moderate-income communities, from 2008 until July 2011, and as President and Chief Executive Officer of Franklin National Bank, a Minneapolis commercial bank, from 1999 to 2008.
Skills and qualifications:
▶
Community or sustainability leadership: Through her experience as the senior leader in charge of public affairs, outreach and community development, and as the CEO of a commercial bank focusing on low- and moderate-income communities, Ms. Bridges brings to our Board expertise in understanding the financial needs of the individuals living in the communities we serve.

▶
Financial services industry expertise: Ms. Bridges’s extensive experience in the banking industry, as a senior leader of a reserve bank and as the CEO of two commercial banks, as well as her current role as the Chair of the American Bankers Association Community Bankers’ Council, gives her valuable industry and regulatory oversight expertise.

▶
Risk management: Through her experience at the Federal Reserve Bank of Minneapolis, Ms. Bridges brings to our Board risk management expertise that is particularly relevant to our company.

Elizabeth L. Buse
Director since
June 2018
Committees
▶
Compensation and Human Resources

▶
Risk Management

Business experience: Ms. Buse, 65, is the former Chief Executive Officer of Monitise plc, a global mobile banking and payments company based in the United Kingdom. She served as Co-Chief Executive Officer and Chief Executive Officer of Monitise during 2014 and 2015, after retiring from Visa, Inc., a leading payment network, as Executive Vice President of Global Services, a position she held from 2013 to 2014. Ms. Buse held various senior leadership positions at Visa prior to that time, including Group President for Asia-Pacific, Central Europe, Middle East and Africa from 2010 to 2013.
Other public company directorships:
▶
F5, Inc. since 2020 (Talent and Compensation Committee Chair; Risk and Nominating and Environmental, Social and Governance Committees)

Skills and qualifications:
▶
Corporate governance: Through her current and past experience as a director for several public and private financial services technology companies, Ms. Buse brings valuable financial services specific corporate governance best practices experience to our Board.

▶
Financial services industry expertise: As the former CEO of Monitise and as a former senior leader at Visa, Ms. Buse gained broad financial industry expertise that is particularly relevant to our Board.

▶
Risk management: Ms. Buse brings to our Board valuable risk management expertise gained through her work in the financial services industry.

14	U.S. Bancorp 2026 Proxy Statement

Proposal 1 — Election of directors

Alan B. Colberg
Director since January 2023
Committees
▶
Audit

▶
Governance

Business experience: Mr. Colberg, 64, is the retired President and Chief Executive Officer of Assurant, Inc., a financial services company providing specialty insurance products and services. He served as Chief Executive Officer and a director of Assurant from January 2015 to December 2021, and as its President from 2014 to May 2021, prior to his retirement in January 2022. Prior to those roles, he served as Executive Vice President of Marketing and Business Development. Before joining Assurant in March 2011, Mr. Colberg served in various senior leadership roles for 22 years at Bain & Company, Inc., a management consulting company, where he served as global head of Bain’s financial services practice, among other roles. Early in his career, Mr. Colberg worked as an accountant for The Procter & Gamble Company.
Other public company directorships:
▶
Corebridge Financial, Inc. since 2022 (Chair of the Board; Chair of Nominating and Corporate Governance Committee)

▶
Assurant, Inc. from 2015 to 2021

Skills and qualifications:
▶
Chief executive experience: As the former President and CEO of Assurant, Mr. Colberg provides valuable leadership and management expertise to our Board.

▶
Corporate governance: Mr. Colberg brings significant corporate governance expertise to our Board gained from his experience as the President and CEO of a public company and through his experience as a current and past board member, board chair, and committee chair of multiple public companies.

▶
Financial reporting and accounting: Through his service as CEO of Assurant, as a member and chair of the audit committees of the boards of public companies, and his accounting and educational background, Mr. Colberg brings financial reporting and accounting experience to our Board.

▶
Financial services industry expertise: Mr. Colberg’s experience as the former President and CEO of a financial services company and former head of the financial services practice at a large consulting company provides important expertise to our Board on managing the economic and regulatory environment currently facing our company.

▶
Risk management: Through his vast experience as the President and CEO of a financial services company and as the global head of the financial services practice at Bain, Mr. Colberg brings valuable risk management experience to our Board.

U.S. Bancorp 2026 Proxy Statement	15

Proposal 1 — Election of directors

Kimberly N.
Ellison-Taylor
Director since January 2021
Committees
▶
Audit

▶
Technology

Business experience: Ms. Ellison-Taylor, 55, is the Founder and Chief Executive Officer of KET Solutions, LLC, a consulting firm focused on business growth, innovation, strategy, transformation and inclusive leadership. She has served in this capacity since April 2021. Ms. Ellison-Taylor served as the Executive Director of Finance Thought Leadership of Oracle Corporation, a Fortune 100 company that provides products and services for enterprise information technology environments, from April 2019 to April 2021. Prior to that, Ms. Ellison-Taylor served as the Global Strategy Leader in the Cloud Business Group of Oracle from September 2018 to March 2019 and as the Global Strategy Director in the Financial Services Industry Group of Oracle from July 2015 until September 2018, where she led worldwide teams to develop and execute strategies dealing with cloud data, information security, fraud prevention and detection, and customer experience. From 2016 to 2018, she also served as the chairman of the American Institute of CPAs, the world’s largest member association representing the accounting profession. Prior to joining Oracle in 2004, she held roles at NASA’s Goddard Space Flight Center, Motorola and KPMG and served as the Chief Information Technology Officer for Prince George’s County Government in Maryland.
Other public company directorships:
▶
Marathon Petroleum Corporation since 2024 (Audit and Corporate Governance and Nominating Committees)

▶
EverCommerce Inc. from 2021 to 2024

Skills and qualifications:
▶
Community or sustainability leadership: Ms. Ellison-Taylor brings to our Board current expertise in overseeing climate risk and creating sustainable growth strategies, gained through her certification in the Diligent Climate Leadership Program.

▶
Customer experience: Ms. Ellison-Taylor brings to our Board expertise relating to customer opportunities and expectations, gained through her prior experience as the senior leader of a consumer-focused company.

▶
Digital, technology, or cybersecurity experience: Through her past experiences at a company providing innovative technology products and services, her experience as a Chief Information Technology Officer, her current roles consulting on innovation and transformation and teaching Emerging Technologies and Innovation at Carnegie Mellon University and her ongoing director education in cybersecurity oversight matters, Ms. Ellison-Taylor brings to our Board vast expertise of innovative technology that is particularly relevant to our company.

▶
Financial reporting and accounting: Ms. Ellison-Taylor’s experience as a CPA and former chair of the American Institute of CPAs provides valuable financial reporting and accounting expertise to our Board. She is also a Certified Internal Auditor and Certified Information Systems Auditor and brings expertise relating to financial processes, operations and internal controls to our Board.

16	U.S. Bancorp 2026 Proxy Statement

Proposal 1 — Election of directors

Aleem Gillani
Director since
July 2024
Committees
▶
Audit

▶
Risk Management

Business experience: Mr. Gillani, 64, is the retired Corporate Executive Vice President and Chief Financial Officer of SunTrust Banks, Inc., a financial services company. He served as Chief Financial Officer of SunTrust from April 2011 to March 2018, as Corporate Treasurer from March 2010 to April 2011 and as Chief Market Risk Officer from 2007 to 2010. Prior to joining SunTrust, Mr. Gillani served in various senior leadership roles at PNC Financial Services Group, Inc., FleetBoston Financial and the Canadian Imperial Bank of Commerce. He was the founding chair of the Market Risk Council for the Risk Management Association (RMA) and served for many years as a director on the RMA Board of Directors.
Other public company directorships:
▶
Federal Home Loan Mortgage Corporation since 2019 (Audit and Nominating and Governance Committees)

Skills and qualifications:
▶
Financial reporting and accounting: Through his service as CFO of SunTrust, as a former chair of the audit committee of the board of a public company, and through his educational background, Mr. Gillani brings financial reporting and accounting experience to our Board that makes him particularly well suited to oversee the quality and integrity of our company’s financial statements.

▶
Financial services industry expertise: Mr. Gillani’s experience as the retired CFO of a large financial services company and current service on the Board of the Federal Home Loan Mortgage Company provides valuable expertise to our Board on managing the challenges and opportunities at our company.

▶
Risk management: Mr. Gillani brings to our Board valuable risk management expertise, including experience identifying, assessing and managing risk exposures of large, complex financial firms, gained through his work as CFO and Chief Risk Officer at a financial services company and through his experience on the Federal Home Loan Mortgage Corporation Board.

Roland A. Hernandez
Director since January 2012
Lead Independent Director
Committees
▶
Chair, Compensation and Human Resources

▶
Governance

▶
Executive

Business experience: Mr. Hernandez, 68, is the Founding Principal and Chief Executive Officer of Hernandez Media Ventures, a privately held company engaged in the acquisition and management of media assets. He has served in this capacity since January 2001. Mr. Hernandez served as Chairman of Telemundo Group, Inc., a Spanish-language television and entertainment company, from 1998 to 2000 and as President and Chief Executive Officer from 1995 to 2000. He previously served on the Board of Directors of Belmond Ltd., The Ryland Group, Inc., Sony Corporation, Vail Resorts, Inc., and Walmart Inc.
Other public company directorships:
▶
Fox Corporation since 2019 (Audit Committee Chair, Nominating and Corporate Governance Committee)

▶
Take-Two Interactive Software, Inc. since 2019 (Nominating and Governance Committee Chair, Compensation Committee)

▶
MGM Resorts International from 2002 to 2021

Skills and qualifications:
▶
Chief executive experience: Mr. Hernandez’s experience as a former CEO of Telemundo provides valuable leadership insight and operational and strategic knowledge to the Board.

▶
Corporate governance: Through his experience as the Chairman or Lead Director of several public companies, Mr. Hernandez brings to our Board significant expertise in corporate governance issues and best practices.

▶
Customer experience: Mr. Hernandez brings deep expertise of customer expectations to our Board and adds a perspective on customer opportunities, gained through his prior experience as the leader of a consumer-focused company and through his service on the boards of directors of numerous customer focused companies.

▶
Financial reporting and accounting: With his extensive past and current experience on the audit committees of the boards of public companies, Mr. Hernandez brings broad financial reporting and accounting expertise to our Board.

U.S. Bancorp 2026 Proxy Statement	17

Proposal 1 — Election of directors

Gunjan Kedia
Director since January 2025
Committees
▶
Executive

Business experience: Ms. Kedia, 55, is the Chief Executive Officer and President of U.S. Bancorp. She has served in this position since April 2025 and previously served as President from May 2024 to April 2025. Prior to that, she served as Vice Chair of Wealth, Corporate, Commercial and Institutional Banking from June 2023 to May 2024 and as Vice Chair, Wealth Management and Investment Services from December 2016 to June 2023. Ms. Kedia brings over 30 years of financial services experience to her role. Before joining U.S. Bancorp in 2016, she held global executive positions at State Street Financial and BNY. Previously, she was a partner at McKinsey & Company and a core leader of the financial services practice. She began her career at PwC.
Skills and qualifications:
▶
Chief executive experience: As CEO of U.S. Bancorp, Ms. Kedia’s deep knowledge of our company, its business and our strategic priorities provides valuable insight to all Board discussions and deliberations.

▶
Customer experience: Ms. Kedia contributes to our Board a current perspective on client expectations across our consumer, wealth, small business and corporate and institutional clients gained from her long leadership of several businesses.

▶
Digital, technology, or cybersecurity experience: Through her current experience as CEO and President and prior leadership roles at U.S. Bancorp, Ms. Kedia brings a record of driving growth and productivity, including through digital capabilities and technology transformation initiatives.

▶
Financial services industry expertise: Ms. Kedia has deep expertise in the financial services industry, gained through a career of more than 30 years in the industry.

▶
Risk management: Through her extensive experience as the leader of business lines and in executive positions at several financial services companies, and as a partner and core leader of the financial services practice at McKinsey, Ms. Kedia brings valuable risk management experience to our Board.

Richard P. McKenney
Director since October 2017
Committees
▶
Chair, Governance

▶
Compensation and Human Resources

▶
Executive

Business experience: Mr. McKenney, 57, is the President and Chief Executive Officer of Unum Group, a workplace financial protection benefits company. He has served as President since April 2015 and as Chief Executive Officer since May 2015. Mr. McKenney served as Executive Vice President and Chief Financial Officer of Unum from 2009 to 2015. Prior to joining Unum in 2009, he served as Executive Vice President and Chief Financial Officer at Sun Life Financial, Inc., an international financial services company, from 2006 to 2009. Mr. McKenney began his career at General Electric Company, transitioning his roles from manufacturing to financial leadership.
Other public company directorships:
▶
Unum Group since 2015

Skills and qualifications:
▶
Chief executive experience: Mr. McKenney’s experience as a current CEO provides valuable strategic and operational expertise to our Board gained by leading a large company through the current economic and regulatory environment.

▶
Corporate governance: As the current President, CEO and board member of a public company, Mr. McKenney has gained significant corporate governance expertise that is valuable to our Board.

▶
Financial reporting and accounting: Through his past experience as CFO of several companies, Mr. McKenney brings extensive financial reporting and accounting expertise to our Board.

▶
Financial services industry expertise: As the current President and CEO of a financial services company, Mr. McKenney brings to our Board discussions expertise in managing the business environment facing financial services companies and important perspective regarding the regulatory environment for financial services companies.

▶
Risk management: Through his experience as the leader of a financial services company, Mr. McKenney brings experience identifying, assessing and managing risk exposures of large, complex financial firms.

18	U.S. Bancorp 2026 Proxy Statement

Proposal 1 — Election of directors

Yusuf I. Mehdi
Director since June 2018
Committees
▶
Chair, Technology

▶
Risk Management

▶
Executive

Business experience: Mr. Mehdi, 59, is the Executive Vice President, Consumer Chief Marketing Officer, at Microsoft Corporation, a multinational technology company. He has served in that capacity since October 2023. He defines Microsoft’s consumer vision and serves as the champion for the company’s end-user experiences, overseeing product management and go-to-market strategy for Microsoft’s Devices & Creativity, and Search, News & Advertising solution areas. Mr. Mehdi leads product marketing and stewardship for Microsoft Copilot, the Windows platform and ecosystem, the Microsoft Surface device portfolio, Microsoft 365 consumer subscriptions, and Microsoft’s web services including the Edge browser and Bing Search engine. Mr. Medhi served as Vice President of the Modern Life and Devices Group from June 2018 to October 2023 and, prior to that Corporate Vice President of the Windows and Devices Group from 2015 to June 2018. In his tenure at Microsoft, which has spanned over 30-years, Mr. Mehdi has led virtually every aspect of Microsoft’s end user businesses from Windows to Surface to Xbox to Internet Explorer.
Skills and qualifications:
▶
Customer experience: Mr. Mehdi’s role defining customer vision and driving end-to-end user experience at a large multinational company brings valuable retail and online business expertise to our Board, as well as adds a perspective on public and social policy issues facing a large consumer retail business.

▶
Digital, technology, or cybersecurity experience: Mr. Mehdi’s significant experience in an industry that must adapt in real time to rapid changes in technology and customer expectations, and his leadership in artificial intelligence development and implementation, is a valuable resource in executing the company’s corporate strategy.

Loretta E. Reynolds
Director since October 2022
Committees
▶
Risk Management

▶
Technology

Business experience: Ms. Reynolds, 61, is the Founder and Chief Executive Officer of LEReynolds Group, LLC, a consulting firm focused on providing information technology and strategic business intelligence services and advising complex global organizations on managing large-scale risk. She has served in this capacity since August 2021. Ms. Reynolds retired from the U.S. Marine Corps in July 2021 after 35 years of service. During her distinguished career with the U.S. Marine Corps, she earned the rank of Lieutenant General in May 2018 and served as Deputy Commandant for Information from July 2018 to July 2021 and Acting Commander of the Marine Corps Forces Space Command from August 2019 to December 2020. She is the third woman to be promoted to Lieutenant General (three-star) in the history of the U.S. Marine Corps. Prior to that, she also served as Commander of the Marine Corps Forces Cyberspace Command from September 2015 to July 2018. Ms. Reynolds also served from 2015 to 2021 as a member of the U.S. Marine Corps Corporate Board, with oversight responsibility for global strategy, capabilities, and missions. Ms. Reynolds has served as a member of the Board of Trustees at the American Public University System since June 2022.
Skills and qualifications:
▶
Digital, technology, or cybersecurity experience: Ms. Reynolds brings extensive information technology and cybersecurity expertise to our Board as a result of her 35-year career in various leadership and command roles in the U.S. Marine Corps, including her experience developing, leading and managing the U.S. Marine Corps’ $12 billion global information portfolio spanning intelligence, information technology, networking, cyber, space and information.

▶
Risk Management: Ms. Reynolds brings valuable risk management expertise to our Board through her current role as a consultant advising on large-scale risk management, her commands and strategic leadership roles in the U.S. Marine Corp relating to cyber, space, and information/digital technologies, and her service on the U.S. Marine Corps Corporate Board.

U.S. Bancorp 2026 Proxy Statement	19

Proposal 1 — Election of directors

John P. Wiehoff
Director since January 2020
Committees
▶
Chair, Risk Management

▶
Governance

▶
Executive

Business Experience: Mr. Wiehoff, 64, is the retired Chairman and Chief Executive Officer of C.H. Robinson Worldwide, Inc., a multimodal transportation services and third-party logistics company. He served as Chairman from 2006 to 2020. He also served as President from 1999 to 2019 and as Chief Executive Officer from 2002 to 2019. Prior to 1999, Mr. Wiehoff served in various senior leadership roles at C.H. Robinson starting in 1992 and began his career at Andersen Worldwide LLP with several different positions, including audit manager.
Other public company directorships:
▶
Polaris Industries, Inc. since 2007 (Chairman, Corporate Governance and Nominating Committee, Compensation Committee)

▶
Union Pacific Corporation since 2023 (Audit and Compensation and Talent Committees)

▶
Donaldson Company, Inc. from 2003 to 2022

▶
C.H. Robinson Worldwide, Inc. from 2002 to 2020

Skills and qualifications:
▶
Chief executive experience: Mr. Wiehoff’s experience as the CEO of a Fortune 500 company gives him valuable leadership and business expertise, as well as extensive executive management experience.

▶
Corporate governance: Mr. Wiehoff’s experience as the Chairman of a public company and on the governance committees of numerous public companies provides valuable corporate governance expertise to our Board.

▶
Digital, technology, or cybersecurity experience: Through his experience as the leader at a logistics company, Mr. Wiehoff provides extensive expertise to our Board in executing strategy around technological transformation.

▶
Financial reporting and accounting: Mr. Wiehoff gained broad financial reporting and accounting expertise through his experience as an audit manager for a large accounting firm.

▶
Risk management: As the former President and CEO of a logistics company, Mr. Wiehoff brings valuable risk management experience and perspectives to our Board.

20	U.S. Bancorp 2026 Proxy Statement

Corporate governance

Corporate governance
Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our shareholders. The Board reviews and updates these guidelines and the charters of the Board committees at least annually in response to evolving best practices and business needs, as well as the results of annual Board and committee evaluations. Our Corporate Governance Guidelines can be found at usbank.com by clicking on “About us”, “Investor relations”, “Corporate Governance” and then “Governance documents.”
Director independence

Our Board of Directors has determined that each of the following directors, comprising all of our current non-employee directors, has no material relationship with U.S. Bancorp and is independent: Warner L. Baxter, Dorothy Bridges, Elizabeth L. Buse, Alan B. Colberg, Kimberly N. Ellison-Taylor, Aleem Gillani, Roland A. Hernandez, Richard P. McKenney, Yusuf I. Mehdi, Loretta E. Reynolds, and John P. Wiehoff. Andrew Cecere and Gunjan Kedia are not independent because each of them is an officer of U.S. Bancorp and employed by U.S. Bank National Association. The Board had determined that each of Kimberly J. Harris and Scott W. Wine was an independent director prior to their retirement from the board in March and April 2025, respectively.
Our Board has adopted a set of standards in our Corporate Governance Guidelines to assist it in assessing the independence of each of our non-employee directors. A director of U.S. Bancorp who meets the independence qualifications of the New York Stock Exchange (NYSE) listing standards may be deemed “independent” by the Board of Directors after consideration of the relationships between U.S. Bancorp or any of its affiliates and the director or any of his or her immediate family members or other related parties. Our Board deems the following relationships to be categorically immaterial such that they will not, by themselves, affect an independence determination:
▶
a relationship between our company and an organization of which the director or a member of his or her immediate family is an executive officer if that role does not constitute that person’s principal occupation;

▶
an ordinary banking relationship for services readily available from other large financial institutions;

▶
employment by our company of a member of the director’s immediate family if that person’s annual compensation does not exceed $120,000; and

▶
a relationship between our company and an organization with which the director or a member of his or her immediate family is affiliated if  (a) the relationship arises in the ordinary course of both parties’ operations and (b) the aggregate annual amount involved does not exceed $120,000.

The only relationship between U.S. Bancorp and our directors or the directors’ related interests that was considered by the Board when assessing the independence of our non-employee directors is the relationship between U.S. Bancorp and Microsoft Corporation, a corporation with which our director Yusuf I. Mehdi is affiliated. The Board determined that this relationship, which is described later in this proxy statement under the heading “Related person transactions,” does not impair Mr. Mehdi’s independence. This determination was based on the Board’s conclusion that the amounts involved in transactions between U.S. Bancorp and Microsoft are immaterial to Microsoft’s gross revenues and that the relationships had no unique characteristics that could influence Mr. Mehdi’s impartial judgment as a director of U.S. Bancorp.

U.S. Bancorp 2026 Proxy Statement	21

Corporate governance

Board leadership structure

Board leadership policies and practices
Our Board believes that a strong, independent Board of Directors is critical to effective oversight of management. The Board carefully considers the important issue of the best independent leadership structure for the Board and maintains a flexible policy regarding the issue of whether the position of Chairman should be held by an independent director. At least annually, the Board reviews the Board’s and company’s needs and the leadership attributes of its directors and executives to determine whether our company is best served at that particular time by having the CEO or another director hold the position of Chairman.
In order to provide strong independent Board leadership when the position of Chairman is not held by an independent director, the independent directors elect a Lead Independent Director with the substantial leadership responsibilities detailed below. The Lead Independent Director is elected annually upon the recommendation of the Governance Committee, with the expectation that he or she will generally serve three, and may serve up to five, consecutive terms. In addition, our Lead Independent Director is empowered with, and exercises, robust and well-defined duties reflected in our Corporate Governance Guidelines and summarized below.
In addition to strong independent leadership of the full Board, each of the Audit Committee, Governance Committee, and Compensation and Human Resources Committee is composed solely of independent directors. Independent directors, therefore, oversee critical, risk-sensitive matters such as the quality and integrity of our financial statements; the compensation of our executive officers, including the CEO; the nomination of directors; and the evaluation of the Board, its committees and its members. Each of the remaining committees, aside from the Executive Committee, is chaired by an independent director. The full Board and each of its committees meet in executive session on a regular basis.
Leadership decisions in 2026
Andrew Cecere has served as Chairman of the Board since April 2018. For most of that time, he also was our CEO, and since stepping down from the CEO position in April 2025, he has continued his Board leadership role as executive Chairman. On the date of our 2026 annual meeting, Mr. Cecere will retire from the Board and Gunjan Kedia, our current Chief Executive Officer and President and a member of the Board, will become Chairman of the Board. Roland A. Hernandez will continue serving as the Board’s Lead Independent Director, a position he has held since April 2023.
The independent directors, led by the Governance Committee, thoughtfully considered the question of what leadership structure would be the most appropriate for the Board and the company upon Mr. Cecere’s retirement. Among other factors, they considered the challenges and opportunities facing the company at this time, the viewpoints of various stakeholders, and the prevalence of leadership practices and trends within the financial services industry and among large corporations more generally. The independent directors concluded that Ms. Kedia’s leadership of the Board will provide valuable continuity of governance and she is best suited to contribute to long-term shareholder value through this role.
More information about the Chairman and Lead Independent Director roles and the leaders who currently are, or soon will be, in those positions follows.
Chairman
Gunjan Kedia, who has over 30 years of financial services experience, including ten years at U.S. Bancorp, has the knowledge, expertise and experience to understand and clearly articulate to the Board the opportunities and risks facing our company and to lead discussions on important matters affecting our business.
Role of Chairman

When the Chairman is also the CEO, that person’s primary responsibilities are as follows:
▶
set Board meeting agendas in collaboration with the Lead Independent Director, who has final approval authority over them;

▶
preside at Board meetings, guiding discussion and ensuring that decisions are made;

▶
help ensure that the Board is provided with full information on our company and its industry;

▶
set shareholder meeting agendas, subject to approval by the Board, and preside at meetings of the shareholders; and

▶
chair the Board’s Executive Committee.

22	U.S. Bancorp 2026 Proxy Statement

Corporate governance

Lead Independent Director
Mr. Hernandez brings deep business and board leadership experience to his role as Lead Independent Director. As the founding principal and Chief Executive Officer of a company engaged in the acquisition and management of media assets, and through his vast experience as a leader and member of numerous public company boards, he contributes substantial corporate governance and risk management expertise to the Board. As Lead Independent Director, Mr. Hernandez regularly meets with our executive Chairman, CEO and key regulators, communicates with the other independent directors and chairs of each of the Board’s committees, and acts as a regular communication channel between the independent directors and the CEO, providing advice and feedback from the Board. He has served as the Chair of the Board’s Audit Committee and prior Capital Planning Committee, and he is currently the Chair of the Board’s Compensation and Human Resources Committee and a member of the Governance and Executive Committees.
Role of Lead Independent Director

The independent directors entrust the Lead Independent Director with the following well-defined and robust responsibilities and authority:
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Board leadership

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lead executive sessions of the Board’s independent or non-management directors, and preside at any session of the Board where the Chairman is not present;

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have authority to call special Board meetings or special meetings of the independent directors;

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Board culture

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act as a regular communication channel between the independent directors and the CEO, providing advice and feedback from the Board;

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act as a “sounding board” and advisor to the CEO;

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interview all Board candidates and make recommendations to the Governance Committee;

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Board performance

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advise the CEO on the Board’s information needs, including recommendations for Board meeting topics and materials that reflect consultation with the other non-management directors and that are sufficient in scope, detail and analysis to enable the Board to make sound, well-informed decisions and consider potential risks, advise on Board communications to address various matters that may arise between Board meetings, and review and approve the Board meeting agendas;

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review Board meeting schedules to ensure there is sufficient time for discussion of all agenda items;

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approve, on behalf of the Board, the retention of consultants who report directly to the Board;

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promote the efficient and effective performance and functioning of the Board by facilitating corporate governance best practices and compliance with our company’s Corporate Governance Guidelines;

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advise the independent Board committee chairs in fulfilling their designated roles and responsibilities to the Board;

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Shareholders and other stakeholders

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review communications from shareholders and other stakeholders that are addressed to the full Board or to the Lead Independent Director;

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as appropriate, be the representative of the independent directors in discussions with our major shareholders regarding their concerns and expectations, and with other key stakeholders at the request of the Board; and

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communicate with our banking regulators, at their request, regarding the Board’s oversight of management and our company.

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Corporate governance

Board meetings and committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Compensation and Human Resources, Governance, Risk Management, Technology, and Executive. The standing committees report on their deliberations and actions at each full Board meeting. Each of the standing committees has the authority to engage outside experts, advisers and counsel to the extent it considers appropriate to assist the committee in its work. Each of the standing committees has adopted and operates under a written charter.
The Governance Committee and Board regularly review the Board’s structure and the oversight responsibilities of each Board committee in order to provide effective oversight. Recognizing the ongoing transformation of the banking industry and the importance of technology, including emerging financial solutions (e.g., digital assets) and technologies such as artificial intelligence (AI), to the company’s strategy, the Board created a new Board-level Technology Committee, effective January 1, 2026. This new Technology Committee oversees the company’s technology strategy, modernization and transformation, with a focus on the company’s cybersecurity technology strategy. The Risk Management Committee continues to provide holistic oversight of all of the key financial, non-financial and emerging risks faced by the company, including technology risk, cybersecurity risk and resiliency. In April 2025, the Board also reallocated oversight of corporate responsibility and community investment matters to the Governance Committee and fair lending risk to the Risk Management Committee, removing duplication in Board-level reporting and consolidating risk oversight within its committee structure. The Board’s former Public Responsibility Committee held 2 meetings during 2025, and the former Cybersecurity and Technology Subcommittee of the Board’s Risk Management Committee held 4 meetings during 2025.
The independent directors meet in executive session (without the CEO or any other member of management present) at the end of most regularly scheduled Board meetings and may also meet in executive session at any other time. The Lead Independent Director presides over these executive sessions. During each committee meeting, the committees have the opportunity to hold executive sessions without members of management present.
The Board of Directors held 9 meetings during 2025. Each director attended at least 75% of the total meetings of the Board and Board committees on which he or she served during the year. The average attendance rate of all directors at Board and Board committee meetings in 2025 was 99%. Directors are expected to attend all meetings of shareholders. All directors serving at the time attended the 2025 annual meeting.
Committee responsibilities

The charter of each of our standing committees fully describes that committee’s responsibilities. These charters can be found on our website at usbank.com by clicking on “About us”, “Investor relations”, “Corporate Governance” and then “Board committees.” The following summary highlights the committees’ key areas of oversight.
Committee	Primary responsibilities and membership
Audit Held 11 meetings during 2025
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Assisting the Board of Directors in overseeing the quality and integrity of our financial statements and the adequacy and reliability of disclosures to shareholders and bank regulatory agencies, including matters related to accounting, financial reporting and internal controls and our compliance with legal and regulatory requirements;

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appointing, compensating, retaining and overseeing the qualifications, performance and independence of the company’s independent registered public accounting firm;

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reviewing the effectiveness of systems that implement our company’s ethics guidelines; and

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overseeing the internal audit function and approving the appointment, evaluation and compensation of the Chief Audit Executive.

Current members: Baxter (Chair), Colberg, Ellison-Taylor and Gillani
Audit committee financial experts: Baxter, Colberg, Ellison-Taylor and Gillani

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Corporate governance

Committee	Primary responsibilities and membership
Compensation and Human Resources Held 6 meetings during 2025
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Discharging the Board’s responsibilities relating to our compensation programs and employee benefit plans, including reviewing and approving our executive officers’ compensation;

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overseeing our human capital strategy and talent management program, including recruitment, evaluations, development activities, and management succession planning;

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recommending to the Board for approval all equity-based incentive plans;

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recommending to the independent directors for approval the compensation program for our non-employee directors;

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overseeing any policy concerning the recovery or “clawback” of compensation;

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in exercising its oversight responsibilities relating to risks arising from the company’s incentive compensation plans and programs, evaluating and discussing with the appropriate officers of our company the incentives for risk taking contained in our incentive compensation plans and programs and satisfying itself that they are consistent with the safety and soundness of our company and with applicable law, regulation and guidance; and

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evaluating the CEO’s performance in light of approved goals and objectives and overseeing succession planning for executive officers other than our CEO.

Current members: Hernandez (Chair)*, Baxter, Buse* and McKenney*
*
Mr. Hernandez became chair on April 15, 2025. Ms. Buse and Mr. McKenney joined the committee on April 15, 2025.

Governance Held 5 meetings during 2025
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Discharging the Board’s responsibilities relating to corporate governance matters, including developing and recommending to the Board a set of corporate governance guidelines;

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evaluating and making recommendations to the Board with respect to the size, composition and leadership of the Board and its committees, including identifying and recommending to the Board individuals qualified to become directors;

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overseeing succession planning for our CEO;

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evaluating related person transactions;

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conducting an annual performance evaluation of the Board, its committees and its members;

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overseeing our engagement with shareholders and other interested parties concerning corporate governance, corporate responsibility and sustainability matters, and related disclosures;

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making recommendations to the Board regarding any shareholder proposals;

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overseeing the design and implementation of the company’s strategy related to corporate responsibility matters and integration of those matters into the company’s business strategy;

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reviewing the company’s community reinvestment activities and performance; and

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reviewing policies and procedures for corporate political contributions.

Current members: McKenney (Chair)*, Colberg*, Hernandez and Wiehoff*
*
Mr. McKenney became chair on March 24, 2025. Messrs. Colberg and Wiehoff joined the committee on April 15, 2025.

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Corporate governance

Committee	Primary responsibilities and membership
Risk Management Held 9 meetings during 2025
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Overseeing our overall risk management function, which governs the management of key risks faced by the company, including capital, credit, interest rate, liquidity, market, operational, compliance, strategic and reputation risk;

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reviewing and approving our company’s Risk Management Framework and Risk Appetite Statement;

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monitoring our company’s risk profile relative to its risk appetite and compliance with risk limits;

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reviewing management reports on regulatory examination results and management’s actions and timing to remediate issues and reviewing summary and trending reports on open audit, second and first line self-identified issues;

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receiving updates, as necessary and appropriate, from management on emerging risks and other risk focus topics;

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approving the appointment, evaluation and compensation of the Chief Risk Officer;

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overseeing the capital planning and capital management processes and actions, including stress testing processes, scenarios and results and proposed capital actions;

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reviewing the Comprehensive Capital Analysis and Review submission to the Board of Governors of the Federal Reserve System;

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monitoring our company’s capital adequacy;

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reviewing our company’s recovery and resolution planning activities and related plans and, if triggered, approving our recovery strategy;

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reviewing and approving the issuance or repurchase of equity or debt securities and other significant financial transactions entered into as part of our company’s capital management strategy; and

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reviewing and evaluating significant capital expenditures and potential mergers and acquisitions.

Current members: Wiehoff  (Chair), Bridges, Buse, Cecere, Gillani, Mehdi and Reynolds

Technology The Technology Committee was formed on January 1, 2026 and did not hold any meetings during 2025
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Overseeing the company’s technology strategy and operations and related cybersecurity technology strategy, including the implementation of major technology initiatives and investments supporting the Company’s strategic objectives;

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reviewing the company’s technology modernization and transformation, including architecture, technology infrastructure, data strategy and related advances in cybersecurity;

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reviewing the company’s strategies relating to the adoption of artificial intelligence and emerging financial solutions and technologies (which may include distributed ledgers and cryptocurrency); and

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reviewing reports from management on relevant technology performance metrics.

Current members*: Mehdi (Chair), Bridges, Ellison-Taylor and Reynolds
* All members joined the committee on January 1, 2026.

Executive Held 0 meetings during 2025
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The Executive Committee does not meet regularly but has authority to exercise all powers of the Board of Directors, as necessary and as permitted by law and our bylaws, between regularly scheduled Board meetings.

Current members: Cecere (Chair), Baxter, Hernandez, Kedia, McKenney*, Mehdi* and Wiehoff
* Mr. McKenney joined the committee on April 15, 2025. Mr. Mehdi joined the committee on January 1, 2026.

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Corporate governance

Committee member qualifications

All of the Audit Committee members meet the independence and experience requirements of the NYSE and the Securities and Exchange Commission (SEC). As part of those requirements, our Board of Directors has determined that each member of the Audit Committee is financially literate. All of the members of the Compensation and Human Resources, Governance, and Technology Committees also meet the independence requirements of the NYSE, including, with respect to the Compensation and Human Resources Committee members, the NYSE’s independence requirements specific to members of compensation committees. A substantial majority of the members of the Risk Management Committee, including its chair, are independent.
The Audit Committee charter generally prohibits Audit Committee members from serving on more than two other public company audit committees. Currently, no Audit Committee member exceeds this limitation. At all times, one or more members of our Audit Committee possess the education or experience required to qualify as an “audit committee financial expert” as defined by the SEC, and one or more members of our Risk Management Committee have experience identifying, assessing and managing the risk exposures of large, complex financial firms, in accordance with rules promulgated by the Federal Reserve Board.
Compensation Committee interlocks and insider participation

Warner L. Baxter, Elizabeth L. Buse, Kimberly J. Harris, Roland A. Hernandez, Richard P. McKenney and Scott W. Wine served as members of the Compensation and Human Resources Committee during 2025. During 2025, no member of the Compensation and Human Resources Committee was an employee, officer, or former officer of the company. None of our executive officers served in 2025 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the Compensation and Human Resources Committee. As described under the “Related person transactions” section of this proxy statement, in 2025, some Compensation and Human Resources Committee members had transactions in the ordinary course of business with our banking and broker-dealer subsidiaries.
Majority vote standard for election of directors

Our bylaws provide that in uncontested elections, a nominee for director will be elected to the Board if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election (votes to “ABSTAIN” have no effect on the election of a director). The voting standard for directors in a contested election is a plurality of the votes cast at the meeting.
Our Corporate Governance Guidelines provide that director nominees must submit a contingent resignation in writing to the Governance Committee, which becomes effective if the director fails to receive a sufficient number of votes for re-election at the annual meeting of shareholders and the Board accepts the resignation. The Board will nominate for election or re-election as a director only candidates who have tendered such a contingent resignation.
Our Corporate Governance Guidelines further provide that if an incumbent director fails to receive the required vote for re-election, our Governance Committee will act within 90 days after certification of the shareholder vote to determine whether to accept the director’s resignation, and will submit a recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding his or her resignation. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

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Corporate governance

Board performance evaluations

Our Board continually seeks to improve its performance. Our Governance Committee conducts an annual assessment of the Board’s performance to determine whether the Board, its committees and its members are functioning effectively and to identify areas for growth and improvement. We believe that our formal annual evaluation process contributes to the overall functioning and ongoing effectiveness of our Board. The annual process is as follows:

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Corporate governance

Based on director feedback received through this annual evaluation process and other channels, including feedback provided by directors at meetings, management has expanded agenda time for CEO sessions held with the Board of Directors, enhanced and streamlined management reporting to focus on the most important updates and issues, refined performance and risk appetite measures to enable the Board to more effectively monitor the company’s strategic initiatives and risk profile, brought third-party experts to engage with the Board on key topics relevant to the economic environment and financial services industry, and augmented reporting on emerging business and risk topics such as digital assets and artificial intelligence. In addition, the Governance Committee has received information about the skills and qualifications desirable for any future director search, information the Board would like to discuss as part of its annual strategy session and ongoing updates on the company’s business and strategy, and topics for discussion at future Board meetings and Board education sessions. Director feedback has also led to discussion of how to appropriately balance oversight responsibility for critical matters affecting our company among the Board and its committees, as reflected in the Board’s decision to augment its oversight of the company’s technology strategy, modernization and transformation through the formation of a new Technology Committee while maintaining the Risk Management Committee’s focus on all of the key risks facing the company, including technology risk, cybersecurity risk and resiliency.
Director orientation and onboarding

We conduct a comprehensive director onboarding program that is individually tailored to take into account a director’s prior experience and background. New directors receive an orientation to the company and the Board that includes comprehensive background briefings by the Chief Executive Officer, other members of senior management, and the Corporate Secretary. New director orientation covers a review of the company’s business lines, enterprise functions, risk management and compliance, strategy, financial statement and related matters, regulatory matters, internal and external audit matters, corporate governance, cybersecurity, technology and operations initiatives, and key policies and practices (including the company’s Code of Ethics and Business Conduct), as well as the role and responsibilities of a director. New director onboarding and orientation may occur over the course of several months and continues to be enhanced based on best practices and director feedback. The onboarding program is regularly updated based on director feedback to facilitate integration of new directors on the Board.
Director education

Continuing director education is an important element of maintaining a strong Board of Directors. It is important for our directors to continually receive additional information and training that will help them to effectively oversee the management of our company. We have implemented a robust director education program that begins with in-depth training covering our industry and each of our lines of business, and that continues with special education sessions throughout the year that highlight current business, industry, regulatory and governance topics presented by internal and external experts. Separate Board education sessions held in 2025 focused on business, strategy, artificial intelligence, payments business, and digital assets topics in addition to outside perspectives on the banking industry and the regulatory landscape. These education sessions are in addition to any education components of regular updates on business line performance and key and emerging topics provided to the Board and each of its committees throughout the year. Directors are also encouraged to attend continuing training sessions offered by outside providers on topics related to general corporate governance as well as specialized areas in risk management, audit, compensation and other matters, at the company’s expense. Management makes information available to all directors on a quarterly basis about upcoming external director education programs.
Ethics and conduct

We are deeply committed to maintaining the highest standards of ethical conduct that reflect our purpose and core values, and which allow us to build trust with our customers and the communities we serve. In recognition of that commitment, for the eleventh consecutive year, we were recognized as one of the World’s Most Ethical Companies® in 2025 by the Ethisphere Institute. Our Code of Ethics and Business Conduct, which is available on our website at usbank.com by clicking on “About us”, “Investor relations”, “Corporate Governance” and then “Governance documents”, outlines the responsibilities of every employee and director to our customers and business partners, our shareholders, our community and each other.

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Corporate governance

Succession planning and management development

A primary responsibility of the Board is planning for CEO succession, as well as overseeing succession planning for other senior management positions, to ensure that we have the right executive management talent to pursue our strategic goals. The Board’s process targets the building of enhanced management depth and skills, considers continuity and stability within our company, and responds to our company’s evolving needs and changing circumstances. To achieve these goals, the executive talent development and succession planning process is integrated into the Board’s annual activities.
The Governance Committee has established a CEO succession planning process that considers the experience, leadership capabilities, skills and attributes that the Board believes are most critical to leadership of the company in light of our business strategy, and includes ongoing targeted executive development actions and evaluation of a number of potential internal and external successor candidates, while addressing emergency, temporary scenarios as well as long-term succession. The CEO makes available to the Board his or her recommendations and evaluations of potential internal successors, along with a review of any executive development plans recommended for those individuals. The Compensation and Human Resources Committee is responsible for reviewing succession planning at least annually for executive officer positions other than the CEO. Those succession plans are discussed with the Board on an annual basis. In light of the recent CEO transition during 2025, a key focus of the Board’s succession planning process in 2025 was consideration of emergency CEO succession planning in addition to ongoing executive development efforts. The Board also has opportunities to receive presentations from members of senior management leading various business units or enabling functions at Board meetings as well as strategy and education sessions. These interactions provide Board members the ability to meet with, and assess the leadership capabilities and development plans for, those senior leaders as necessary from time to time.
Shareholder engagement

We value the views of our investors and welcome feedback from them. Our standard engagement practice is to initiate conversations with our largest investors each fall. In the fall of 2025, we reached out to our top 50 and certain other institutional investors and invited them to provide us feedback on corporate governance, executive compensation and other disclosure matters, and any other topics they wished to discuss. We also engage throughout the year with additional shareholders, including at their request, outside of our fall outreach effort.
Contacted our top 50 institutional investors as part of our fall outreach program (~60% of shares outstanding)	Held engagement calls with 18 institutional investors during fall 2025 (~29% of shares outstanding)	Engaged with additional investors who contacted us directly to engage on specific topics of interest
Management shares the feedback received from shareholders with the Governance Committee, and feedback that relates to matters that are specifically overseen by a different Board committee are also provided to those committees. As part of our 2025 engagement process, we sought feedback from investors on Board composition and priority skills, the CEO succession and transition during 2025, the Board’s independent leadership structure, and considerations for the company’s executive compensation program such as the PRSU design and metric changes implemented in 2025, and shared feedback with the Board’s Compensation and Human Resources Committee and Governance Committee. The committees take the views expressed by our shareholders into consideration when making decisions. Management also considers shareholder feedback about disclosure practices when preparing our company’s public filings. These engagements are in addition to those coordinated by our Investor Relations team.
For more information about our company, please see our 2025 Annual Report and Corporate Responsibility report at ir.usbank.com/financials/annual-reports

*
Links to additional reports and information are provided for informational purposes only. None of the information contained in any website linked above shall be deemed to form a part of, or to be incorporated by reference into, this proxy statement.

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Corporate governance

Risk oversight by the Board of Directors

Board-level oversight of risk management structure
As part of its responsibility to oversee the management, business and strategy of our company, the Board of Directors has approved a risk management framework which establishes governance and risk management requirements for all risk-taking activities. This framework includes company and business line risk appetite statements which set boundaries for the types and amount of risk that may be undertaken in pursuing business objectives and initiatives.
The Board of Directors, primarily through its Risk Management Committee, oversees performance relative to the risk management framework, risk appetite statements, and other policy requirements. Management regularly provides reports to the Risk Management Committee which discusses with management the Company’s risk management performance and provides a summary of key risks to the entire Board of Directors. The Risk Management Committee considers quarterly reports by management assessing the company’s performance relative to the risk appetite statements and the associated risk limits. While management is responsible for identifying the various risks facing our company, formulating risk management policies and procedures, and managing risk exposures on a day-to-day basis, the Board’s responsibility is to oversee our company’s risk management processes by informing itself about our material risks and evaluating whether management has reasonable risk management and control processes in place to address those material risks.
The Board’s risk oversight responsibility is primarily carried out through its standing committees, as follows:

Board of Directors

Risk Management Committee

This committee has primary oversight of the operation of our company's global risk management framework.

It reviews and approves the company's risk management framework, risk appetite statement and key risk management policies; monitors the company's compliance with the risk management framework and risk limits; and oversees the work of the company's risk management function.

This committee also oversees the following key risk areas:

- credit risk, including lending and credit policies and asset quality;
- financial risks, including interest rate risk, liquidity risk, capital risk and market risk;
- capital planning and capital management processes and decision making;
- operational, compliance and other non-financial risks, including business continuity planning, information and cybersecurity, technology, and third-party risks; and
- emerging risks.

Audit Committee

This committee has primary oversight of risks arising from the company's financial reporting and internal controls processes.

Compensation and Human Resources Committee

This committee has primary oversight of human capital management and risks arising from the company's incentive compensation plans and programs.

Governance Committee

This committee has primary oversight of risks arising from the company's corporate governance structure, as well as leadership continuity and qualifications.

Technology Committee

This committee has primary oversight of the company's technology strategy and operations, cybersecurity technology strategy, technology modernization and transformation, and strategies for the adoption of AI and emerging financial solutions and technologies.

The Risk Management and Audit Committees meet annually in joint session to give each committee the opportunity to review and discuss areas of common oversight between the committees, and all Board members attend this meeting to benefit from the discussion. Beginning in 2026, the Risk Management, Audit and Technology Committees will meet jointly. Finally, at each meeting of the full Board of Directors, each committee gives a detailed report of the matters it discussed and conclusions it reached during its recent meetings.

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Corporate governance

Management-level risk structure underlying Board oversight
Each Board committee carries out its risk management responsibilities using reports from management containing information relevant to the risk areas under that committee’s oversight. The committees must therefore be confident that an appropriate risk monitoring structure is in place at the management level in order to be provided accurate and useful informational reports. The management-level risk oversight structure is robust. Our company relies on comprehensive risk management processes to identify, aggregate and measure, manage, and monitor risks. This system enables the Board of Directors to establish a mutual understanding with management of the effectiveness of our company’s risk management practices and capabilities, to review our company’s risk exposure and to elevate certain key risks for discussion at the Board level. A framework exists to account for the introduction of emerging risks or any increase in risks routinely taken, which would either be largely controlled by the risk limits in place or identified through the frequent risk reporting that occurs throughout our company.
The Executive Risk Committee, which is chaired by our Chief Risk Officer and includes the CEO and other members of the executive management team, oversees execution against the risk management framework and risk appetite statements. The Executive Risk Committee generally meets at least monthly. The Executive Risk Committee focuses on current and emerging risks, including strategic risk, by directing timely and comprehensive actions. Senior operating committees have also been established, each overseeing a specified category of risk.
The company’s Board and management-level governance committees are supported by a “three lines of defense” model for establishing effective checks and balances. The first line of defense, the business lines, manages risks in conformity with established limits and policy requirements. In turn, business line leaders and their risk officers establish programs to ensure conformity with these limits and policy requirements. The second line of defense, which includes the Chief Risk Officer’s organization as well as policy and oversight activities of corporate support functions, translates risk appetite and strategy into actionable risk limits and policies. The second line of defense monitors the first line of defense conformity with limits and policies and provides reporting and escalation of emerging risks and other concerns to senior management and the Risk Management Committee of the Board of Directors. The third line of defense, internal audit, is responsible for providing the Board’s Audit Committee and senior management with independent assessment and assurance regarding the effectiveness of our company’s governance, risk management and control processes.

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Corporate governance

Focus on cybersecurity and technology risks

The Board is very focused on the risks that cybersecurity threats and technology pose to our company as a major financial services institution. The Board has established a comprehensive oversight framework to address those increasing and emerging risks:
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Cybersecurity and technology risks

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the Board’s Risk Management Committee includes directors with technology, cybersecurity and information security experience, and provides primary oversight of cybersecurity risk, technology risk and resiliency;

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the Risk Management Committee receives regular reports from management on cybersecurity risk and issues and maintains primary oversight of risks arising from the related areas of data privacy and information security;

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the Risk Management Committee receives regular reports from management on operational risks, including technology risk and resiliency, and the results of periodic crisis and resiliency exercises conducted by management;

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the Risk Management Committee receives quarterly reports from our Chief Information Security Officer(s) on the cybersecurity threats facing our company and our company’s preparedness to meet and respond to those threats;

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the full Board holds periodic cybersecurity educational sessions, which feature the perspective of an outside expert on current cybersecurity topics, complemented by special presentations from our company’s information security and risk management functions; and

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the Cybersecurity and Technology Subcommittee also received more focused updates from management beginning in 2024 relating to the company’s Artificial Intelligence and Machine Learning Center of Excellence and the company’s governance and risk management oversight for such technologies and trends.

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Technology strategy and emerging technologies (including artificial intelligence)

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the Board has continued to adapt and augment its oversight of the company’s technology strategy and emerging technologies, including artificial intelligence, through additional management reporting on key focus topics and changes to its Board committee structure and committee oversight responsibilities;

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in October 2023, the Board previously expanded the oversight responsibilities of the former Cybersecurity and Technology Subcommittee of the Risk Management Committee to include oversight of the company’ technology strategy and operations and significant technology initiatives;

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in October 2025, recognizing the ongoing transformation of the banking industry and the importance of technology, including emerging financial solutions (e.g., digital assets) and technologies such as AI, to the company’s strategy, the Board created a new Board-level Technology Committee, effective January 1, 2026, to oversee the company’s technology strategy, modernization and transformation, also with a focus on the company’s cybersecurity technology strategy; and

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the full Board also continues to receive periodic management reports on the company’s approach with respect to the adoption of emerging technologies, which during 2025 include reports on the company’s adoption and governance of the use of AI and digital currencies such as stablecoins.

For additional information on our cybersecurity risk management and governance, see “Item 1C. Cybersecurity” of our 2025 Annual Report on Form 10-K.

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Certain relationships and related transactions

Certain relationships and related transactions
Review of related person transactions

The Board has adopted a written Related Person Transactions Policy for the review, evaluation and approval or ratification of transactions between our company and its related persons. “Related persons” under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. “Immediate family members” include children, stepchildren, parents, stepparents, spouses, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and any person (other than a tenant or employee) sharing the person’s household.
Except as described below, the policy requires the Governance Committee of the Board to review and evaluate and either approve or disapprove all transactions or series of transactions in which:
▶
the amount involved will, or may be expected to, exceed $120,000 in any fiscal year;

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our company is or will be a participant; and

▶
a related person has a direct or indirect interest.

The Board has determined that the Governance Committee does not need to review or approve certain transactions even if the amount involved will exceed $120,000, including the following transactions:
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lending and other financial services transactions or relationships that are in the ordinary course of business and non-preferential, and comply with applicable laws;

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transactions in which the related person’s interest derives solely from his or her services as a director of, and/or his or her ownership of less than ten percent of the equity interest (other than a general partner interest) in, another corporation or organization that is a party to the transaction;

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transactions in which the related person’s interest derives solely from his or her ownership of a class of equity securities of our company and all holders of that class of equity securities received the same benefit on a pro rata basis;

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transactions where the rates or charges involved are determined by competitive bids, or that involve the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

▶
employment and compensation arrangements for any executive officer and compensation arrangements for any director, provided that such arrangements have been approved by the Compensation and Human Resources Committee.

When considering whether to approve or ratify a transaction, the Governance Committee will consider facts and circumstances that it deems relevant to its determination, including:
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the nature and extent of the related person’s interest in the transaction;

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whether the transaction is on substantially the same terms as those prevailing at the time for comparable transactions with persons not affiliated with our company;

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the materiality of the transaction to each party;

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whether our company’s Code of Ethics and Business Conduct could be implicated, including whether the transaction would create a conflict of interest or appearance of a conflict of interest;

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whether the transaction is in the best interest of our company; and

▶
in the case of a non-employee director, whether the transaction would impair his or her independence.

No director is allowed to participate in the deliberations or vote on the approval or ratification of a transaction if that director is a related person with respect to the transaction under review. On an annual basis, the Governance Committee assesses all ongoing relationships with related persons to confirm that the transactions are still appropriate.

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Certain relationships and related transactions

Related person transactions

Lending and other financial services transactions
During 2025, U.S. Bancorp and our banking and broker-dealer subsidiaries engaged in transactions in the ordinary course of business with some of our directors, executive officers and the persons that we know beneficially owned more than 5% of our common stock on December 31, 2025 (BlackRock, Inc. and The Vanguard Group), and the entities with which they are associated. In the ordinary course of business, we purchased investment management technology products and advisory services from BlackRock and its affiliates. We and our customers also may invest in mutual funds, exchange-traded funds, and other products affiliated with BlackRock and Vanguard, and we and such firms may receive fees in connection with those investments. All loans and loan commitments and any transactions involving other financial products and services in connection with these transactions were made in the ordinary course of business, on substantially the same terms, including current interest rates and collateral, as those prevailing at the time for comparable transactions with others not related to our banking and broker-dealer subsidiaries and did not involve more than the normal risk of collectability or present other unfavorable features.
Transactions with entities or individuals affiliated with directors or executive officers
Our director Yusuf I. Mehdi currently serves as Executive Vice President, Consumer Chief Marketing Officer, at Microsoft Corporation. The company obtains services in the ordinary course of business from Microsoft, including desktop software, server and cloud enrollment, and support and development of products. During 2025, the company paid approximately $75 million to Microsoft for those services. In addition, we entered into a 6-year cloud computing services agreement and related implementation and migration contract with Microsoft in 2021, with expected aggregate payments over the term of the cloud services relationship of  $200 million to $300 million. The aggregate payments made by the company in 2025 for all of these products and services were less than 2% of each of our company’s and Microsoft’s 2025 consolidated gross revenue.
These transactions were conducted at arm’s length and in the ordinary course of business by each party to the transactions. As discussed above under the heading “Director independence,” the Board of Directors has determined that the amounts involved in the transactions between U.S. Bancorp and Microsoft are immaterial to Microsoft’s gross revenues, and that the relationships had no unique characteristics that could influence Mr. Mehdi’s impartial judgment, and that Mr. Mehdi is an independent director.
U.S. Bancorp and Gunjan Kedia are parties to an aircraft time-sharing agreement and a charter flight reimbursement agreement, as approved by our Compensation and Human Resources Committee in April 2025. These agreements provide a means under Federal Aviation Administration regulations for Ms. Kedia to reimburse the company for incremental costs of permitted personal travel on our company’s aircraft. Given such aircraft usage could exceed the dollar threshold in our related person transactions policy over time, the entrance into these agreements also was approved by the Board’s Governance Committee in April 2025.

U.S. Bancorp 2026 Proxy Statement	35

Proposal 2 — Advisory vote on executive compensation

Proposal 2 — Advisory vote on executive compensation
Executive compensation is an important matter to us. We are asking our shareholders to provide advisory approval of the compensation of our executive officers named in the “Summary compensation table”, as we have described it in the “Compensation discussion and analysis” and “Executive compensation” sections of this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers (NEOs) in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act). We have been conducting annual advisory votes to approve executive compensation since 2009 and expect to conduct the next advisory vote at our 2027 annual meeting of shareholders.
We have designed our executive compensation program to create long-term shareholder value by attracting and retaining talented leaders and rewarding them for top performance. Our company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting “FOR” or “AGAINST,” or abstaining from voting on, the following resolution:
“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers, as discussed and disclosed in the Compensation discussion and analysis section, the compensation tables and the related disclosure contained in this proxy statement pursuant to Item 402 of Regulation S-K.”
As discussed in the “Compensation discussion and analysis” section below, the Compensation and Human Resources Committee believes that the compensation of our NEOs in 2025 was reasonable and appropriate, reflected the performance of our company and the individual performance of each NEO, and aligned our executives’ interests with those of our shareholders to support long-term value creation.
This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and procedures relating to our NEOs described in this proxy statement. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our NEOs.
Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Board values our shareholders’ opinions, and the Compensation and Human Resources Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
FOR
The Board of Directors recommends that you vote “FOR” approval of the compensation of our named executive officers, as disclosed in this proxy statement.

36	U.S. Bancorp 2026 Proxy Statement

Compensation discussion and analysis

Compensation discussion and analysis
This section explains how we compensated the individuals who served as our CEO or CFO during 2025 and each of our other most highly compensated executive officers for 2025 as determined under SEC rules (our named executive officers, or NEOs).
The NEOs are as follows for 2025:
▶
Gunjan Kedia, Chief Executive Officer (since April 15, 2025) and President;

▶
Andrew Cecere, Executive Chairman (previously served as Chief Executive Officer until April 15, 2025);

▶
John C. Stern, Vice Chair and Chief Financial Officer;

▶
Jodi L. Richard, Vice Chair and Chief Risk Officer;

▶
Stephen L. Philipson, Vice Chair, Head of Wealth, Corporate, Commercial and Institutional Banking;

▶
Elcio R.T. Barcelos, Senior Executive Vice President and Chief Human Resources Officer; and

▶
Terrance R. Dolan, Former Vice Chair and Chief Administration Officer, who passed away on March 29, 2025.

Reference Guide

U.S. Bancorp 2026 Proxy Statement	37

Compensation discussion and analysis

Executive compensation overview
Program structure in 2025
Our Compensation and Human Resources Committee (referred to in this compensation discussion and analysis as the Committee) considers the views of our shareholders, along with industry trends and the specific strategy of our company, when designing our executive compensation program. The Committee considers the consistent high level of support for our recent Say on Pay votes — 90.9% at our 2025 annual meeting and over 90% in each of the prior eight years — as a continuing endorsement from our shareholders that our executive compensation program is structured effectively. We made enhancements to the financial performance metrics for the PRSUs awarded to our executive officers in 2025 to better align our executive compensation program with the company’s strategic plan, long-term shareholder interests, and market practices across the company’s compensation peer group as described below in “Long-term incentive awards.”
2025 performance-based compensation results
Our 2025 compensation outcomes reflect our pay for performance philosophy, demonstrated through incentives that are earned based on achievement levels relative to goals that the Committee believes focus on long-term shareholder value creation.
▶
Payouts for NEOs’ 2025 annual cash incentive awards ranged from 105.4% to 117.7% of their respective target amounts, based on earnings per share (EPS), business line pretax income and individual performance results for the year.

▶
The PRSUs granted in 2023 were earned at 113.4% of the NEOs’ respective target amounts, based on absolute and relative return on equity (ROE) results for the 2023-2025 performance period. Our ROE performance was consistently in the top-quartile relative to the peer group during that period.

Corporate financial performance

In 2025, our company delivered strong financial performance and maintained stable credit quality as well as a strong capital and liquidity position. By the third quarter of 2025, we were operating fully within our medium-term target ranges shared at our Investor Day in 2024. We achieved full-year positive operating leverage on an adjusted basis for 2025, reflecting record full-year net revenue growth, and continued expense discipline by maintaining nearly flat expenses in 2025. We aligned behind three strategic priorities to focus our execution and drive our results in 2025: organic growth, productivity and payments transformation.
During 2025, we achieved continued growth across our diversified and differentiated business mix as we focused on attracting new clients, expanding key areas of our business, and offering interconnected solutions across our businesses to our customers. Focus on productivity through organizational simplicity and real estate rationalization coupled with investments in AI, automation and digital capabilities have helped us achieve meaningful cost savings within our core operations. We continue to reinforce our credit and risk management disciplines as we scale and grow, including in preparation for our eventual transition to a Category II banking organization.
38	U.S. Bancorp 2026 Proxy Statement

Compensation discussion and analysis

Performance ratios

Return on average assets

0.99%²
1.12%
0.95%
2024
2025
Adjusted for notable items

Return on average common equity

12.3%²
13.0%
11.7%
2024
2025
Adjusted for notable items

Return on tangible common equity[1]

18.1%²
18.1%
17.2%
2024
2025
Adjusted for notable items

Efficiency ratio[1]

62.3%
58.6%
60.8%²
2024
2025
Adjusted for notable items

1. Non-GAAP; see "Non-GAAP financial measures" section below for calculations.
2. Non-GAAP; see "Non-GAAP financial measures" section below for calculations. Adjusted for notable items which include merger and integration charges, FDIC special assessment charges and charges related to lease impairments and operational efficiency actions.

Operating within our medium-term target ranges drives growth

	4Q 2024	4Q 2025	Medium-term targets[1]
Return on Average Assets	1.03%[2]	1.19%	1.15% to 1.35%
Return on Tangible Common Equity	18.3%[2]	18.4%[2]	High teens
Fee Income Growth[3] (YoY)	▲3.6%	▲7.6%	Mid-single digits
Efficiency Ratio	59.9%[2]	57.4%[2]	Mid-to-high 50s

Adjusted Earnings per Share (EPS) Growth

2025 vs 2024

16%²
12%
USB
Peer Median⁴

Earnings per share outperformance in 2025 (16% as adjusted[2]; 22% as reported) was driven by execution against our strategic priorities.

1. Medium-term represents 2026 and 2027, subject to economic assumptions described in the Appendix.
2. Non-GAAP; See "Non-GAAP financial measures" section for calculations and reconciliations, including to reported diluted EPS growth of 22%. 2024 adjusted for notable items. There was no adjustment for notable items in 2025.
3. Excludes securities gains and (losses)
4. Source: Visible Alpha as of 2/5/2026; Financial peer group includes JPM, WFC, BAC, PNC, CFG, TFC, KEY, FITB and RF.

U.S. Bancorp 2026 Proxy Statement	39

Compensation discussion and analysis

Elements of 2025 total direct compensation1

Salary[2]

- Only element of total direct compensation not at risk

Annual cash incentive[2]

- Target amount set as percentage of salary – 275% for CEO, and ranging between 180% to 225% for other NEOs who are current executive officers
- Metrics (each weighted at 50%): EPS and business line pretax income
- Qualitative review can modify formulaic funding levels if appropriate
- Individual performance and sensitivity to risk can modify final payout amount
- Payout at 0%–200% of target

2025 PRSUs (performance-based restricted stock units) – 60% of long-term incentive value

- Metric: ROTCE (measured on absolute and relative basis)
- Three-year performance period with cliff vesting
- Earned at 0%–150% of target
- Relative TSR modifier (+/- 15%)

RSUs (time-based restricted stock units) – 40% of long-term incentive value[3]

- Three-year ratable vesting

CEO target total direct compensation

FIXED
Salary
7%
Annual cash incentive
21%
Restricted stock units
25%
PRSUs
47%
AT RISK

Other NEO target total direct compensation

FIXED
Salary
13%
Annual cash incentive
28%
Restricted stock units
24%
PRSUs
35%
AT RISK

1.
This information reflects target total direct compensation for the company’s current CEO and other NEOs who are current executive officers (Stern, Richard, Philipson and Barcelos).

2.
Effective April 16, 2025, following Gunjan Kedia’s promotion to the role of Chief Executive Officer in addition to her prior role as President, the Board increased her base salary from $1,000,000 to $1,200,000 and her annual cash incentive target from 250% to 275%. Ms. Kedia’s base salary, annual incentive target and aggregate long-term incentive amounts upon her promotion to the CEO role in April 2025 are used in the chart above.

3.
The retention RSU award granted in February 2025 to Jodi L. Richard, Vice Chair and Chief Risk Officer, is excluded from the chart above. See “Long-term incentive awards” below.

Sound compensation practices

Our executive compensation program incorporates many strong governance features:
What we do
Significant majority of each executive officer’s compensation is at risk
We may cancel unvested equity awards and reduce cash incentive compensation for executives who demonstrate inadequate sensitivity to risk

Our robust clawback policies allow us to recoup annual cash incentive payouts attributable to incorrectly reported earnings, and comply with SEC and NYSE rules for recovery of erroneously-awarded incentive compensation determined in the event of an accounting restatement

We have meaningful stock ownership and hold-until-retirement requirements
The Committee retains an independent compensation consultant that provides no other services to our company
What we don’t do
No individual employment agreements for our executive officers
We do not permit executive officers to hedge or pledge their company stock
No single-trigger cash benefit or accelerated vesting of equity awards upon a change-in-control of the company
No tax gross-ups (except in relation to relocation expenses)
No dividends paid on unearned PRSUs; dividend equivalents accrued on earned PRSUs are not paid until the awards vest

40	U.S. Bancorp 2026 Proxy Statement

Compensation discussion and analysis

Philosophy and objectives of our executive compensation program

Compensation program objective
The Committee has structured our executive compensation program to create long-term shareholder value by attracting and retaining talented leaders and rewarding them for top performance. The Committee achieves this objective through a compensation program that:
▶
links a significant portion of total compensation to corporate and business line performance metrics, which we believe serves to create long-term shareholder value;

▶
provides total compensation that is market competitive, permitting us to hire and retain high caliber individuals;

▶
emphasizes long-term, stock-based compensation, encouraging our executive officers to think and act as long-term shareholders;

▶
subjects equity awards to multi-year performance, vesting and retention requirements that enhance executive ownership and encourage a long-term view of corporate achievement; and

▶
encourages an appropriate sensitivity to risk on the part of senior management, which protects long-term shareholder interests.

Pay for performance
We operate in a highly complex business environment and compete with both well-established financial institutions and also with non-banks. Our long-term business objective is to maximize shareholder value by consistently delivering superior returns on common equity that exceed the cost of equity. If we are successful in achieving this objective, the Committee believes the results will benefit our shareholders.
Accordingly, our executive compensation program is designed to reward our executives for achieving annual and long-term financial results that further our long-term business objectives.
▶
The annual cash incentive plan rewards performance relative to corporate EPS and business line pretax income targets established at the beginning of the fiscal year, with consideration of qualitative factors to support alignment with additional corporate priorities.

▶
For PRSUs granted in 2023 and 2024, NEOs earn PRSUs based on achievement of absolute and relative ROE targets over a three-year performance period, which directly measure the return generated by the company on shareholders’ investment.

▶
For PRSUs granted in 2025, the Committee updated the performance metric to absolute and relative ROTCE targets over a three-year performance period, which measures profitability and efficiency. The Committee also added a TSR modifier based on our cumulative three-year performance relative to our financial performance peer group to further align the interests of our executives with the long-term interests of our shareholders.

▶
The ultimate value of both the PRSUs and RSUs earned depends on our long-term financial success, as reflected in the price of our common stock.

At the same time, the Committee carefully weighs the risks inherent in our executive compensation program against the program’s goals and the company’s risk appetite. Additional discussion of the risk oversight undertaken by the Committee can be found below under “Decision making and policies — Risk considerations.”
Pay levels
When determining executive compensation levels each year, the Committee considers the value of each compensation element as well as the value of the total direct compensation package. Key factors that inform pay levels include the following:
▶
a review of market data and the competitive landscape, which includes our complexity and size relative to our peer institutions and the comparability of our NEOs’ responsibilities to similar roles at peer institutions;

▶
the performance, experience and expertise of the executive, including expanded scope of responsibilities when applicable;

▶
internal pay equity within the executive officer group;

▶
the company’s strategy and performance;

▶
the company’s and each individual executive’s risk management;

U.S. Bancorp 2026 Proxy Statement	41

Compensation discussion and analysis

▶
business line performance as applicable for NEOs;

▶
compensation actions applicable to the broader employee base; and

▶
key talent succession planning and retention considerations.

Compensation elements
Our NEOs’ total direct compensation consists of three elements:
▶
Base salary;

▶
Annual cash incentive awards; and

▶
Long-term incentive compensation (generally comprising 60% PRSUs and 40% RSUs).

Base salary

Base salary is the only component of the NEOs’ total direct compensation that is not at risk. The Committee considers the salary of executive officers relative to comparable executives in our compensation peer group and may make market-based adjustments as it deems appropriate. Salaries can also be adjusted to reflect experience and tenure in a position, internal pay equity within the executive officer group, promotions or increased scope of responsibilities, individual performance, and retention considerations.
2025 salary actions: The Committee adjusted certain NEOs’ base salaries in 2025 primarily to reflect competitive market conditions and changes in roles and responsibilities in connection with the CEO transition that occurred in April 2025. On April 15, 2025, the Board and the Committee approved an increase in Ms. Kedia’s base salary to an annualized amount of $1,200,000, effective April 16, 2025, in connection with her promotion to the CEO role. The Committee also determined that Mr. Cecere would continue to receive a base salary of  $1,400,000 in his role as executive Chairman of the Board, effective April 16, 2025.
NEO	2024 base salary	2025 base salary
Gunjan Kedia	$1,000,0001	$1,200,0002
Andrew Cecere	$1,400,000	$1,400,000
John C. Stern	$700,000	$750,000
Jodi L. Richard3	$—	$800,000
Stephen L. Philipson3	$—	$725,000
Elcio R.T. Barcelos3	$—	$675,000
Terrance R. Dolan	$815,000	$815,000

1.
Annualized rate, effective May 5, 2024, in connection with Ms. Kedia’s promotion to the role of President. Prior to May 5, 2024, Ms. Kedia’s base salary rate was $800,000.

2.
Annualized rate, effective April 16, 2025, in connection with Ms. Kedia’s promotion to the role of CEO.

3.
Ms. Richard and Messrs. Philipson and Barcelos were not NEOs for 2024, so their compensation for that year has not been included, consistent with applicable disclosure rules.

Annual cash incentive awards

How we determine our NEOs’ annual cash incentive awards
All executive officers have the opportunity to earn annual cash incentive awards under our Annual Executive Incentive Plan (the AEIP), which are set at target levels that reflect their roles and responsibilities. Potential payout opportunities under the AEIP are designed to reward achievement of corporate and business line goals.
The formula for calculating each NEO’s Annual Cash Incentive Payout under the AEIP consists of the following:
▶
Each NEO’s Target Award Amount, which is set by the Committee as a percentage of the NEO’s base salary (Target Award Percentage);

42	U.S. Bancorp 2026 Proxy Statement

Compensation discussion and analysis

▶
The Final Bonus Funding Percentage applicable to each NEO, which is calculated based on a combination of corporate EPS and business line pretax income performance and subject to a qualitative review by the Committee; and

▶
The Committee’s assessment of each NEO’s Individual Performance and Risk Sensitivity, which can increase or decrease the value of the Bonus Funding Percentage applied to each NEO’s Target Award Amount. In no event may individual payouts exceed 200% of an NEO’s Target Award Amount.

Setting the Target Award Amounts
The Target Award Amount — which is expressed as a percentage of each executive officer’s base salary — is based on the officer’s level of responsibility within the organization as well as market-based and internal pay equity considerations. The Committee considers the Target Award Amount to be an important component of total compensation that is established to provide an appropriate balance between short-term, cash-based compensation and long-term, equity-based compensation.
2025 target award actions: The Board and the Committee did not adjust Ms. Kedia’s or Mr. Cecere’s Target Award Percentage in January 2025. On April 15, 2025, the Board and Committee increased Ms. Kedia’s Target Award Percentage for 2025 to 275%, effective April 16, 2025, in connection with her promotion to the CEO role. At that time, the Board and the Committee also determined that Mr. Cecere’s go-forward target award would be eliminated, effective April 16, 2026, following his retirement as CEO and transition to the role of executive Chairman of the Board. Mr. Cecere remained eligible to receive a prorated bonus for the time he served as CEO during 2025 based on achievement of corporate and business line performance goals. In addition, in January 2025, the Committee adjusted Mr. Stern’s Target Award Percentage to provide continued progression toward target compensation levels competitive within our compensation peer group relative to our size.
NEO	Target Award Percentage for 2024	Target Award Percentage for 2025	Target Award Amount for 2025
Gunjan Kedia	225% / 250%1	250% / 275%2	$3,300,0002
Andrew Cecere	350%	350% / 0%3	$1,429,1673
John C. Stern	200%	225%	$1,687,500
Jodi L. Richard4	—	225%	$1,800,000
Stephen L. Philipson4	—	200%	$1,450,000
Elcio R.T. Barcelos4	—	180%	$1,215,000
Terrance R. Dolan	250%	250%5	$2,037,5005

1.
The Committee increased Ms. Kedia’s target value from 225% of base salary to 250% of base salary, effective May 5, 2024, in connection with her promotion to the role of President. Her prorated target award percentage for 2024 was 243%.

2.
The Board and the Committee increased Ms. Kedia’s target value to 275% of base salary (or $3,300,000), effective April 16, 2025, in connection with her promotion to the role of CEO. Her prorated target award percentage for 2025 was 268.6%, or $3,066,667.

3.
The Board and the Committee eliminated Mr. Cecere’s go-forward target annual incentive, effective April 16, 2025, in connection with his transition to the role of executive Chairman. His target award amount above has been prorated for the time period that he served as CEO during 2025 (January 1-April 15, 2025).

4.
Ms. Richard and Messrs. Philipson and Barcelos were not NEOs for 2024, so their compensation for that year has not been included, consistent with applicable disclosure rules.

5.
Mr. Dolan did not receive an annual incentive award for 2025 following his passing on March 29, 2025.

Calculating the Final Bonus Funding Percentage
The Bonus Funding Percentage is calculated using two evenly weighted factors:
▶
the Corporate Result, which is based on EPS performance for 2025, as adjusted; and

U.S. Bancorp 2026 Proxy Statement	43

Compensation discussion and analysis

▶
the Business Line Result, which is based on applicable business line or corporate pretax income performance for the executive officer.

The Committee believes that EPS and pretax income targets are appropriate performance metrics for the executive officers’ annual cash incentive awards for the following reasons:
▶
EPS is a common metric used by investors to evaluate the profitability of a company, showing the earnings (net income) we make on each outstanding share of common stock;

▶
a focus on EPS supports alignment of the interests of the executive officers with those of shareholders;

▶
EPS captures elements of corporate performance that are beyond those of the individual operating business lines, such as corporate funding policies and the management and use of capital;

▶
the pretax income targets are the fundamental drivers of the company’s revenues and income before taxes; and

▶
the EPS and pretax income targets are aligned with annual financial plan targets, which the Board and management have assessed for achievability; accordingly, the targets provide incentives to take appropriate amounts of risk to achieve those goals.

In addition, both EPS and pretax income are used across the organization for cash bonus payout calculations, and the Committee believes that using these measures in executive officer incentive award calculations supports alignment with their areas of responsibility.
Both the Corporate Result and Business Line Result are assessed relative to targets included in our company’s annual financial plan. The Board establishes these financial targets for each fiscal year with the intent that they represent challenging, yet achievable, goals. Under the AEIP, the Committee has the authority to adjust results to exclude the effect of certain events. The Final Bonus Funding Percentage is calculated as follows:
▶
Corporate Result: The percentage by which corporate EPS differs from the EPS target is multiplied by a leverage factor to magnify the positive or negative variation from the results, yielding the Corporate Result. A leverage factor of 2:1 is applied to corporate achievement of EPS goals between 80% and 120% of target. For any amount by which corporate achievement of EPS goals is less than 80% or more than 120%, the leverage factor is 1:1.

✓    The target level of EPS set by the Committee for 2025 was $4.46.
The target EPS level is intended to reflect the core earnings of the company and, as such, excluded the impact of notable items. Additional information on the calculation of the 2025 Corporate Result, based on adjusted EPS results (non-GAAP measure), is described below.
▶
Business Line Result: A payout component is calculated for each business line based on the percentage by which the business line’s pretax income varies from target, using the same leverage factor as is applied to corporate performance. For executives with leadership responsibilities for the entire company, including Mses. Kedia and Richard and Messrs. Cecere, Stern and Barcelos, the Business Line Result is based on the weighted average of the pretax income results of all the company’s business lines. For executives who lead a revenue-producing group, including Mr. Philipson, the Business Line Result is based on the weighted average pretax income results of the business lines within the group that the executive leads.

Additional information on the calculation of the 2025 Business Line Result, based on adjusted pretax income results (non-GAAP measure), is described below.
▶
Each of the Corporate Result and the Business Line Result is multiplied by 50% and then added together to arrive at the Formulaic Bonus Funding Percentage for each NEO.

▶
The Committee performs a Qualitative Review of the Formulaic Bonus Funding Percentage, which includes a holistic assessment of performance on key strategic priorities, as described below. The results of the Committee’s assessment of these additional performance factors allows the Committee to adjust the formulaic bonus calculation by up to 25% (either positively or negatively) to create greater alignment with overall organizational performance if appropriate.

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Compensation discussion and analysis

100%
+/-
% difference between actual and target EPS
x
Leverage factor
=
Corporate result
x
50%
=
Corporate component
+
Business line result
x
50%
=
Business line component
100%
+/-
% difference between actual and target pretax income
x
Leverage factor
=
=
Formulaic bonus funding percentage
+/-
Qualitative review assessment
=
Final bonus funding percentage
+/-
Individual performance and/or risk sensitivity adjustment
=
NEO final bonus funding award percentage

2025 Corporate Result: The Corporate Result was calculated as follows:
▶
The target level of EPS set by the Committee for 2025 was $4.46, as adjusted for notable items.

▶
The company reported EPS results of  $4.62, which was adjusted downward by $0.01 for loan loss reserve variation as described below.

▶
The resulting adjusted EPS value used to calculate the Corporate Result was $4.61.

▶
The Corporate Result of 106.6% was the outcome after applying the leverage factor to the percentage difference between target and adjusted EPS results.

Funding and Payout of Corporate Result
For purposes of computing the Corporate Result used in the Formulaic Bonus Funding Percentage, the Committee adjusts actual reported EPS to (i) remove the impact of any variation in our loan loss reserve build or release on an after-tax basis, while including net charge-offs to capture actual credit losses experienced and (ii) normalize any notable items that impacted EPS during the performance year.
The Committee established its approach to adjusting for variation in our loan loss reserve in 2020 in connection with our adoption of the Current Expected Credit Losses (CECL) accounting standard in January 2020. Our adoption of CECL creates the potential for significant accounting volatility and uncertainty with respect to the loan loss reserve that is often dependent upon a number of judgmental factors and economic assumptions. In an effort to measure performance based on actual credit losses, the company excludes changes in the allowance driven by these factors and includes net charge-offs in the determination. For 2025, this calculation resulted in a downward adjustment to our reported EPS of  $0.01.
It has also been the Committee’s practice to adjust for notable items that are unusual or related to acquisitions. There was no adjustment for notable items in 2025.

U.S. Bancorp 2026 Proxy Statement	45

Compensation discussion and analysis

2025 Business Line Results: The Business Line Result was calculated as follows:
▶
Pre-tax income targets are established at the beginning of the year for each of our company’s more than 15 revenue-producing business lines in support of our Corporate EPS target.

▶
For 2025, pretax income results, inclusive of the regular adjustments relating to loan loss reserves and CECL described above and adjustments for certain notable items, ranged from 65.9% to 135.2% of target performance across our company’s more than 15 revenue-producing business lines.

▶
These results generated Business Line Results of 112% for Payments: Consumer and Small Business, 96.6% for Payments: Merchant and Institutional, 93.9% for the Institutional Client Group, 108.7% for Wealth, Corporate, Commercial and Institutional Banking, and 101.2% for Consumer and Business Banking following application of the leverage factor and the 0% floor and 200% ceiling.

▶
The weighted average Business Line Result of all business lines was 104.2%.

For purposes of computing the Formulaic Bonus Funding Percentage for the Business Line Result, pretax income includes a component for changes in the loan loss reserve driven by loan balances and changes in loan portfolio credit quality. The Committee adjusts these results so that the effect of any variation in our loan loss reserve build or release driven by such changes in loan portfolio credit quality is reduced by 50%. The Committee believes that this adjustment serves to align bonus funding with changes in credit quality while reducing some of the volatility caused by variable judgmental factors. The Committee applies these adjustments for loan loss reserve variation consistently, whether the ultimate impact is positive or negative, and believes that such adjustments maintain accountability for credit quality.
The 2025 Business Line Results were as follows for applicable NEOs who received an annual incentive award for 2025 performance:
NEO	Business Line Result
Gunjan Kedia Andrew Cecere John C. Stern Jodi L. Richard Elcio R.T. Barcelos	104.2% (based on weighted average pretax income results for all the company’s business lines)
Stephen L. Philipson	108.7% (based on weighted average pretax income results for the business lines within the Wealth, Corporate, Commercial and Institutional Banking group)
The Qualitative Review
The Committee has implemented a qualitative review process into the cash bonus funding determination, which allows the Committee to consider the appropriateness of, and need for, any adjustments to the formulaic bonus calculation to ensure greater alignment with overall organizational performance.
For 2025, the qualitative review focused on the Committee’s assessment of performance relative to key strategic initiatives, including progress on growth, innovation, and interconnectedness initiatives, effective risk and capital management, organizational efficiency programs, and human capital and community initiatives.
2025 Qualitative Review actions: Based on its assessment of corporate performance and the factors noted above, the Committee determined that the formulaic outcomes appropriately recognized performance for the company’s executive officers in 2025 and, therefore, did not make any qualitative adjustments to the formulaic bonus funding percentage outcome for such executives.
Factoring in individual performance and risk sensitivity
The Committee considers the performance of the business lines managed by each executive officer and that executive officer’s individual performance during the year. The Committee also uses a formal “risk scorecard” assessment which, together with the individual performance assessment, can result in downward or upward adjustments to each NEO’s Bonus Funding Award Percentage to reflect that executive’s demonstrated sensitivity to risk.
The Committee believes that it is important to retain the ability to recognize outstanding individual performance and risk mitigation in determining Annual Cash Incentive Payouts, as well as to acknowledge circumstances where individual performance improvements are suggested or where inappropriate risk-taking behaviors have occurred. Modifications to our NEOs’ Bonus Funding Award Percentage based on their individual performance and risk sensitivity have been used only

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Compensation discussion and analysis

occasionally, however, and have historically been modest in scope. Individual payouts remain subject to the overall payout cap of 200% of each executive officer’s Target Award Amount.
2025 individual performance and risk sensitivity actions: In connection with its consideration of individual performance for 2025, the Committee applied a positive individual performance adjustment of 10% to the final bonus funding percentage for Mr. Philipson, in light of his strong leadership of the Wealth, Corporate, Commercial and Institutional Banking (WCIB) business line and the significance of his individual contributions to our strategic progress, including the company’s recently announced agreement to acquire Condor Trading LP and its subsidiaries, including BTIG, LLC. For the other NEOs who received annual incentive awards, the Committee determined that the applicable Final Bonus Funding Percentage for each current NEO appropriately reflected that executive’s performance and contributions to the company in 2025. Following an analysis of each NEO’s risk scorecard results, the Committee did not make any risk-based modifications to the NEOs’ Final Bonus Funding Percentages.
2025 Annual Cash Incentive Payout results: The resulting payouts made to applicable NEOs1 in March 2026 for 2025 performance under the AEIP were as follows:
1.
Mr. Dolan did not receive an annual incentive award for 2025 following his passing on March 29, 2025.

2.
Ms. Kedia’s target award amount and annual incentive award were calculated based on a prorated target award percentage of 268.6% and took into account her salary change during 2025 in connection with her promotion to the CEO role as disclosed above.

3.
Mr. Cecere’s target award amount and annual incentive award were prorated for the time period that he served as CEO during 2025 (January 1-April 15, 2025).

Long-term incentive awards

Establishing the structure of the equity awards
Long-term, equity-based compensation represents the most significant portion of our NEOs’ total compensation package. The Committee uses equity awards to align the NEOs’ interests with those of long-term shareholders. In 2025, 72% of our CEO’s target total direct compensation and between 55% and 61% of target total direct compensation for our other NEOs who are current executive officers consisted of equity awards.
The Committee grants equity awards to executive officers under the U.S. Bancorp 2024 Stock Incentive Plan. In February 2025, consistent with the historical structure of our long-term incentive program, 60% of the value of each executive officer’s annual long-term incentive award was granted in the form of PRSUs that will cliff vest (if earned) on the third anniversary of the grant date, following a three-year performance period, and 40% was granted in the form of RSUs that vest ratably over three years from the date of grant. Cash dividends on unvested PRSUs accrue during the performance period but are only paid at vesting on shares earned, if any, by the executives.
The mix of performance-based and time-based equity awards, with the mix more heavily weighted toward performance-based equity, is designed to motivate achievement of financial objectives while encouraging retention and stock ownership.

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Compensation discussion and analysis

Philosophy on one-time awards
The Committee believes that one-time awards should be used in exceptional circumstances to achieve specific business objectives beyond those achieved through annual total direct compensation for the performance year. As such, the Committee has limited the use of one-time awards for executive officers and may apply different award provisions than our annual long-term incentive awards to ensure they best accomplish the desired objectives. The Committee only uses such awards when they believe they are in the best interests of the company and its shareholders.
Setting the value of the equity awards
Each year in January, the Committee determines the dollar value of the long-term incentive awards to be granted to the executive officers, with the grants being made on a pre-determined date in February or March. In setting each year’s award amounts, in addition to the advice of its independent compensation consultant, the Committee considers the relative market position of the awards and the total compensation for each executive, the proportion of each executive’s total direct compensation to be delivered as a long-term incentive award, internal pay equity, executive performance and changes in responsibility, retention, and corporate performance.
2025 equity value actions: In January 2025, the Committee increased the value of the long-term incentive awards granted to certain NEOs in 2025 to align the NEOs’ total compensation more closely with the opportunities available to executives in similar roles at companies in our peer group relative to our size. The Board and the Committee awarded Mr. Cecere a long-term incentive award in January 2025 in connection with his role as CEO. He did not receive any additional award in April 2025 when he transitioned to the executive Chairman role.
As previously disclosed by the company, in connection with her election to the role of Chief Executive Officer, effective April 15, 2025, in January 2025 the Committee determined that Ms. Kedia’s annual long-term equity award would be valued at $10 million as of the grant date of February 27, 2025, consistent with the structure and terms of other executive officers in 2025. The award was part of Ms. Kedia’s total direct compensation for 2025 and did not contain any special one-time components.
As previously disclosed by the company, on April 15, 2025, the Board and the Committee awarded Ms. Kedia an additional long-term incentive award for 2025, solely in the form of PRSUs, valued at $1,500,000 as of the grant date of April 17, 2025, after considering, among other factors, the additional duties she assumed in connection with her official transition to the CEO role and meaningful movement in market pay levels among companies in our compensation peer group. The adjustment is part of Ms. Kedia’s total direct compensation for 2025 and reflects her total aggregate long-term incentive target of  $11,500,000 for the CEO role. The terms of the additional PRSUs granted to Ms. Kedia are consistent with the PRSUs granted in February 2025, and the PRSUs granted to other executive officers in 2025.
On January 27, 2025, the Committee awarded Ms. Richard a one-time retention RSU award valued at $3,000,000 as of the grant date of February 27, 2025 after considering the leadership transition during 2025, her critical role within the company in the current operating environment, the strength of the company’s risk management program, and Ms. Richard’s strong performance. The 2025 retention RSU award does not contain a retirement vesting provision and requires a longer vesting period to motivate retention, with 50% of the award vesting on each of the third and fourth anniversary of the grant date.
NEO	Value of equity awards granted in 2024	Value of equity awards granted in 2025
Gunjan Kedia	$6,500,0001	$11,500,0002
Andrew Cecere	$11,000,000	$11,000,000
John C. Stern	$2,700,000	$3,000,000
Jodi L. Richard3	$—	$7,000,0004
Stephen L. Philipson3	$—	$3,300,000
Elcio R.T. Barcelos3	$—	$2,900,000
Terrance R. Dolan	$5,000,0005	$5,200,0005

1.
Includes the additional long-term incentive award granted to Ms. Kedia on May 6, 2024 in connection with her promotion to the role of President.

2.
Includes the additional long-term incentive award in the form of PRSUs granted to Ms. Kedia on April 17, 2025 in connection with her official transition to the role of CEO.

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Compensation discussion and analysis

3.
Ms. Richard and Messrs. Philipson and Barcelos were not NEOs for 2024, so their compensation for that year has not been included, consistent with applicable disclosure rules.

4.
Includes the retention RSU award valued at $3,000,000 granted to Ms. Richard on February 27, 2025.

5.
The RSUs and PRSUs granted to Mr. Dolan in 2024 and 2025 fully vested at target as of the date of his death in accordance with the terms of the applicable award agreements.

Selecting the performance metrics for the PRSU Awards
Beginning in 2025, in order to better align with our strategic plan and emerging practices across our peer group, the Committee determined it appropriate to change the core performance metric used as part of the 2025 PRSU program design from absolute and relative ROE (used for awards granted in 2023 and 2024) to absolute and relative ROTCE. In addition, the Committee added a relative TSR modifier for purposes of determining the number of PRSUs earned at the end of the three-year performance period to further enhance alignment with shareholder outcomes.
The Committee determined that ROTCE was an appropriate performance metric for the 2025 PRSU awards because it is a key long-term performance priority under the company’s strategic plan, reflects the profits generated by the company on our shareholders’ investment, and is a useful metric for comparing the profitability of the company and our peers. ROTCE measures the company’s net income applicable to common equity, excluding, on a tax-adjusted basis, the impact of impairment and amortization of intangible assets, as a percentage of average tangible common equity. The Committee believes it is appropriate for use in our long-term incentive program due to the strong correlation between ROTCE and the delivery of positive share price performance to shareholders. Tangible common equity is a non-GAAP financial measure and represents total equity, less preferred equity, non-controlling interests, goodwill and certain identifiable intangible assets.
For purposes of measuring performance, as provided in our 2024 Stock Incentive Plan (or 2015 Stock Incentive Plan for awards granted prior to April 2024) or the applicable form of award agreement, ROTCE (or ROE) may be further adjusted by the Committee, in its discretion, to normalize the effect of significant notable items such as discontinued operations, changes in applicable accounting rules or principles, acquisitions, mergers or restructuring costs, and other extraordinary or unusual items or events. ROTCE (or ROE) results also include adjustments related to the impact of the CECL accounting standard. The adjustments eliminate the volatility of the accounting standard related to changes in the allowance for credit losses, while including net charge-offs related to actual credit losses experienced.
Consistent with prior years, the Committee established a performance matrix, illustrated below, that reflects both absolute and relative ROTCE scales to determine the PRSU award amounts earned during the performance period. Target levels of both absolute and relative ROTCE were established, with maximum and minimum levels also identified. Earned amounts are determined using straight-line interpolation.
The Committee also added a modifier based on cumulative three-year TSR performance relative to our financial peer group beginning with the 2025 PRSU awards. The Committee added this modifier because it directly reflects the relative performance of our common stock versus our financial peer group over the three-year performance period and further aligns the interests of our executives with the long-term interests of our shareholders. The Committee may adjust TSR for stock splits, reverse stock splits, stock dividends, and other unusual, extraordinary or non-recurring transactions or events, or other similar changes in the capital structure of the company, as applicable.
Setting the levels of absolute and relative ROTCE for the 2025 PRSU performance matrix
For the 2025 PRSU awards, including Ms. Kedia’s additional award granted in April 2025, the target and maximum ROTCE levels selected by the Committee for the three-year performance period are based on the ROTCE guidance included in the company’s profitability goals publicly communicated prior to the grant date. The Committee also established a sliding scale of ROTCE achieved relative to the ROTCE of our financial peer group, which consists of the following institutions: Bank of America Corporation, Citizens Financial Group, Fifth Third Bancorp, JPMorgan Chase & Co., KeyCorp, The PNC Financial Service Group, Inc., Regions Financial Corporation, Truist Financial Corporation and Wells Fargo & Company. This group is used by the company for financial comparison purposes because these companies, along with U.S. Bancorp, are the largest financial services companies based in the United States that provide broadly comparable retail and commercial banking services. The Committee evaluated the financial peer group used for the 2025 PRSU awards and determined that it continued to be appropriate.
The Committee believes that the 2025 PRSU earn-out structure continues to provide an important balance between rewarding the achievement of absolute performance goals and strong relative performance and sets maximum, target and minimum performance thresholds relative to our financial peer group that are sufficiently rigorous compared to the company’s ROTCE outlook over the next three years, and taking into account differences in our diversified business mix

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Compensation discussion and analysis

relative to peers. The ROTCE performance matrix provides that performance above the median of peers will increase the payout otherwise earned based on our absolute ROTCE result, while performance below the median of peers will reduce the award payout.
The company’s absolute and relative ROTCE results for each of the three years within the performance period will be applied to the performance matrix to produce a percentage of target PRSUs results for that year using straight-line interpolation. At the end of the performance period, the percentage results for the three years will be averaged to determine the percentage of target PRSUs, and that percentage may be adjusted up or down 15% based on the company’s peer group TSR ranking for the performance period. For purposes of determining the TSR modifier, TSR for the company and each of the financial peer group companies will be calculated using the difference between the trailing 20-trading day average closing price of the applicable company’s common stock immediately preceding each of the first and the last days of the performance period, including dividends paid during the performance period. The positive TSR Modifier Factor will not be applied if the company’s calculated TSR is negative. The final number of PRSUs earned and eligible to vest upon the third anniversary of the grant date will be determined by multiplying the percentage of target PRSUs by the TSR Modifier Factor and then multiplying the result by the target PRSU award number.
ROTCE performance matrix for awards granted in 2025 (performance period: 2025-2027)
		Percentage of target PRSUs earned
Company ROTCE result (vertical axis)	Company ROTCE Maximum of 19.5% or more	75%	125%	150%
	Company ROTCE Target (17.5%)	50%	100%	125%
	Company ROTCE Minimum of 11.5% or less (but >0%)	25%	50%	75%
	Company ROTCE of 0% or less	0%	0%	0%
		Ranking at 25th %ile or below	Ranking at median	Ranking at 75th %ile or above
		Peer group ROTCE ranking (horizontal axis)
TSR Modifier
Peer Group TSR Ranking	TSR Modifier Factor
Greater than 75th %ile	1.15
At or between 25th and 75th %ile	No adjustment
Less than 25th %ile	0.85
Previously granted PRSUs
2023 and 2024 PRSU awards. The PRSUs granted in 2023 and 2024 under the U.S. Bancorp 2015 Stock Incentive Plan, including Ms. Kedia’s additional award granted in May 2024 in connection with her promotion to the President role, used the ROE performance matrix shown below for the applicable three-year performance period. This matrix reflects the Committee’s decision in 2023 to increase the threshold ROE level and decrease the payout for top quartile relative performance at the threshold ROE level to reflect macroeconomic conditions and the interest rate environment at the time the goals were established.
ROE performance matrix for awards granted in 2023 (performance period: 2023-2025) and 2024 (performance period: 2024-2026)
		Percentage of target PRSUs earned
Company ROE result (vertical axis)	Company ROE of 17.5% or more	75%	125%	150%
	Company ROE target (14.5%)	50%	100%	125%
	Company ROE of 10.0% or less (but >0%)	25%	50%	75%
	Company ROE of 0% or less	0%	0%	0%
		Ranking at 25th %ile or below	Ranking at median	Ranking at 75th %ile or above
		Peer group ROE ranking (horizontal axis)

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Compensation discussion and analysis

Results of PRSUs earned 2023-2025: The absolute and relative ROE performance during the 2023-2025 performance period applicable for the 2023 PRSUs was as follows:
Year	ROE1	Peer group ranking2	Earn out percentage
2023	14.95%	At or above 75th %ile	128.7%
2024	12.47%	At or above 75th %ile	102.5%
2025	13.07%	At or above 75th %ile	109.1%
Final earnout percentage for PRSU awards granted in 2023			113.4%

1.
ROE results for each of 2023, 2024 and 2025 include adjustments related to the impacts of the CECL accounting standard as described above. Reported ROE for 2023, 2024 and 2025 was 10.8%,11.7%, and 13.0%, respectively. For 2025, no notable items were excluded from ROE.

2.
This relative ranking reflects ROE results reported by peers, including any adjustments.

Based on our absolute performance through the end of 2025 as well as our top quartile performance relative to the peer group during the 2023-2025 performance period, the 2023 PRSUs were earned at 113.4% of target, and those units vested on the third anniversary of their grant date. The number of units earned by each NEO for performance during the 2023-2025 performance period is reported in the Outstanding equity awards at 2025 fiscal year-end table below.
Decision making and policies

Who is involved in making executive compensation decisions
Executive compensation policy, practices, and amounts are determined by the Committee, which is composed entirely of independent directors. The Committee has responsibility for setting each component of compensation for our CEO with the assistance and guidance of its independent compensation consultant, Meridian Compensation Partners, LLC (Meridian).
Our CEO and senior members of our human resources function, with the assistance of Meridian, develop initial recommendations for all components of compensation for the executive officers other than the CEO and present their recommendations to the Committee for review and approval. For 2025, our current CEO while serving in her role of President also provided input to those initial compensation recommendations for each executive officer that reported to her. The Committee also annually reviews the total amount and types of compensation paid to non-employee members of the Board of Directors and recommends any changes to the independent directors for approval.
The Committee retains an independent compensation consultant to:
▶
provide advice regarding compensation program design, competitive practices, market trends, and peer group composition;

▶
provide perspectives and assist the Committee in setting the pay of our CEO;

▶
provide the same advisory services to the Committee, our CEO, and senior members of our human resources function regarding the compensation of the other executive officers; and

▶
advise the Committee on non-employee director compensation.

Meridian does not provide any other services to our company. Following a review of the relationship between the company and Meridian in 2025, the Committee concluded that Meridian’s work for the Committee did not raise any conflicts of interest or independence concerns.

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Compensation discussion and analysis

How executive compensation is determined
The executive compensation outcomes described in the preceding pages are the culmination of substantial analysis and decisions made by the Committee over time, as follows:
January — February

▶
Review the company’s recent performance in several key financial metrics and compare it to the performance of its peer institutions

▶
Review risk scorecard summaries for each executive officer

▶
Determine the cash incentive payouts to be made under the AEIP based on the previous year’s corporate, business line, and individual performance and sensitivity to risk

▶
Calculate the percentage of target PRSU awards earned for the last completed performance period

▶
Set the executive officers’ base salaries and target award percentages for the coming year under the AEIP

▶
Establish the structure and performance targets for the coming year under the AEIP

▶
Set the structure and amount of the executive officers’ long-term incentive awards

▶
Establish performance targets for the upcoming PRSU awards and the value of equity awards to be granted to executive officers in February or March

▶
Consider risks arising from the company’s incentive compensation plans (see below for more information about the risk consideration process)

April

▶
Review total realizable compensation summary sheets for each executive officer, including compensation outcomes under various termination scenarios

▶
Review Say on Pay voting recommendations from proxy advisors and consider the results of the shareholder vote

July — October

▶
Review comparative compensation information from peer institutions (see below for more information about our compensation peer group), as well as a larger group of diversified financial companies

▶
Receive compensation consultant reports on executive compensation practices and trends in the financial services industry

December

▶
Receive management reports on feedback from fall shareholder engagement conversations

▶
Establish design of executive compensation program for the upcoming year and make preliminary decisions about target levels of compensation

▶
Evaluate the CEO’s performance with input from all of the non-employee directors

Ongoing

▶
Review the company’s year-to-date financial performance relative to the targets included in its incentive compensation plans

▶
Review relevant factors as part of the Qualitative Review process in connection with incentive compensation funding determination

▶
Evaluate the structure of the executive compensation program and assess its effectiveness in creating long-term shareholder value

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Compensation discussion and analysis

Compensation peer group
The Committee aims to establish compensation that is competitive within a reasonable range of median amounts, taking into consideration each NEO’s performance, tenure in position, and comparability of the NEO’s role with corresponding roles in peer institutions. The Committee used the following group of financial services companies to perform market assessments when setting the compensation of our executive officers in 2025 (listed in descending order of assets as of December 31, 2025):
Company name	Assets1 ($ in millions)	Market capitalization1 ($ in millions)	Revenue2 ($ in millions)
JPMorgan Chase & Co.	$4,424,900	$877,167	$182,447
Bank of America Corporation	$3,410,394	$401,637	$113,097
Citigroup Inc.	$2,657,202	$208,789	$85,225
Wells Fargo & Company	$2,148,631	$292,563	$83,669
Capital One Financial Corporation	$669,009	$154,076	$53,434
The PNC Financial Services Group, Inc.	$573,572	$81,855	$23,099
Truist Financial Corporation	$547,538	$62,952	$20,319
Citizens Financial Group, Inc.	$226,351	$25,086	$8,247
Fifth Third Bancorp	$214,376	$30,942	$9,017
U.S. Bancorp	$692,345	$82,945	$28,540
U.S. Bancorp percentile ranking	50%	37%	39%

1.
Source: S&P Capital IQ based on company filings and market data; at December 31, 2025

2.
Source: S&P Capital IQ based on company filings and market data; for the year ended December 31, 2025; excludes taxable-equivalent adjustments

Each year, the Committee conducts a thorough review of the company’s compensation peer group, with advice from its independent compensation consultant. The Committee selects compensation peer group companies that it believes represent our most meaningful competitors in the marketplace for executive talent. Given the limited number of banks comparable to the company in size, the company’s peer group includes a blend of both larger and smaller banks. During 2025, the Committee considered, among other factors, announced merger and acquisition activity among companies in its compensation peer group and other financial institutions more broadly and determined that the current peer group remains appropriate. As a result, there were no changes to the 2024 peer group; accordingly, the 2025 peer group consisted of the same peer companies. The Committee also reviews and uses compensation data from a large group of diversified financial services companies as an additional point of comparison. As a result of this ongoing analysis and resulting compensation adjustments, our executive compensation positioning is generally within market range, recognizing that several positions are unique to our company and do not have clear market comparisons.
Stock ownership and retention requirements
The Committee believes that ownership of our common stock by our executive officers directly aligns their interests with those of our other shareholders and helps balance the incentives for risk taking inherent in equity-based awards. We require our executives to hold significant amounts of company stock. We also require that they retain a substantial portion of their vested stock awards (net of shares withheld to satisfy tax obligations) until retirement, even after minimum ownership levels have been met. The current ownership and retention requirements are as follows:
Retention requirement
Executive Officer	Minimum ownership level	Until minimum level is met	After minimum level is met and until retirement
CEO	6x base salary	75% of net shares	50% of net shares
Other executive officers	3x base salary	75% of net shares	25% of net shares
Vested PRSUs, all RSUs, and stock received and held after exercise of stock options are included in determining whether an executive officer satisfies his or her ownership requirements. As of December 31, 2025, all of our NEOs were in compliance with our applicable stock ownership and retention requirements.

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Compensation discussion and analysis

Clawback and forfeiture provisions applicable to executive awards
▶
Clawback of paid cash awards: Under its existing clawback policy, the Committee may adjust and recoup cash incentive amounts paid to any executive officer as it deems appropriate, if attributable to materially misleading reported earnings that require restatement.

▶
Forfeiture of unpaid cash awards: Payouts of annual cash incentive awards can be reduced to $0, regardless of company performance relative to plan metrics, if the executive officer has demonstrated negative personal performance that was significantly insensitive to risk during the performance period.

▶
Cancellation of unvested equity awards: The equity award agreements for executive officers provide that outstanding awards can be canceled if the executive’s conduct has subjected the company to significant financial, reputational or other risk through violations of company policies, laws or regulations; negligent or willful misconduct; or activity resulting in a significant or material control deficiency.

▶
Additional mandatory recovery policy: The Committee has adopted an Incentive-Based Compensation Recovery Policy designed to implement the mandatory incentive-based compensation recovery in compliance with applicable SEC and NYSE rules. The recovery policy applies to the company’s executive officers and requires recovery of incentive-based compensation erroneously received by executive officers after an accounting restatement as required under those rules. This policy is in addition to, and does not replace, the existing policy.

Change-in-control severance benefits for executive officers
▶
No single-trigger cash benefit: The executive officers are not entitled to receive any cash payments upon a change-in-control of our company, with or without a subsequent termination in employment. None of our NEOs have employment or standalone change-in-control agreements.

▶
No single-trigger equity acceleration: The equity award agreements for executive officers provide that a change-in-control of our company would not trigger accelerated vesting of an executive officer’s outstanding equity awards unless his or her termination of employment is a qualifying termination (as defined in the equity award agreements) within 12 months after the change-in-control other than for cause.

As part of its annual review of various executive compensation and benefit plans during 2025, the Committee determined, in consultation with its independent compensation consultant, that the company’s change-in-control benefits should be updated to align more closely with the practices of similarly-sized peer banks and to include important protections for the company. On January 27, 2026, the Board adopted the U.S. Bank Executive Change in Control Severance Plan (Executive CIC Severance Plan) which provides severance benefits to certain officers upon involuntary termination of employment without “Cause” or a “Good Reason Resignation” within 24 months following a “Change in Control” (each as defined in the Executive CIC Severance Plan). Participation is conditioned on the participant signing, and not revoking, a participation agreement acknowledging the terms of the Executive CIC Severance Plan. In addition, a participant’s receipt of any severance benefits under the Executive CIC Severance Plan is contingent upon the officer’s execution and non-revocation of a general release of claims, compliance with our standard form of confidentiality and non-solicitation agreement, and compliance (where permissible under applicable law) with a non-competition restrictive covenant. The Executive CIC Severance Plan does not contain any exercise tax “gross up” provisions.
The severance benefits payable under the Plan consist of a lump-sum cash payment equal to the sum of the following:
▶
two times the participant’s annual base salary;

▶
two times the participant’s target annual incentive award level as in effect immediately before the date of the Change in Control under the U.S. Bancorp Annual Executive Incentive Plan;

▶
a pro-rata portion of the participant’s target annual incentive award for the performance period in which the qualifying termination of employment occurs, which is prorated for the number of full calendar months worked during the annual performance period; and

▶
an amount equal to the employer’s cost of six months of continued health plan coverage.

The treatment of long-term, equity based incentive compensation in the event of a change-in-control is determined by the applicable incentive compensation plans and award agreements. Additional information on the U.S. Bank Severance Pay Program benefits for our NEOs and the termination provisions applicable to equity-based awards is included under the “Potential payments upon termination or change-in-control” section below.

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Compensation discussion and analysis

Hedging and pledging policy
The company’s Insider Trading Policy prohibits executive officers and directors of the company from hedging shares of the company’s common stock, including, but not limited to, using short sales, puts, calls, prepaid variable forwards, equity swaps, collars and exchange funds. The policy also prohibits executive officers and directors from pledging shares of the company’s common stock as collateral for a loan or holding the company’s common stock in a margin account. The company is also prohibited from trading at any time in any U.S. Bancorp securities on the basis of material non-public information, subject to applicable law.
Equity grant policies and practices
The company currently does not, and during 2025 did not grant stock options, stock appreciation rights, or similar option-like instruments under the 2024 Stock Incentive Plan and has no policies or practices to disclose pursuant to Item 402(x) of SEC Regulation S-K. In addition, the company does not schedule equity award grants in anticipation of the release of material, non-public information, nor does the company time the release of material non-public information based on equity grant dates.
Health and other benefits
Our NEOs are eligible to receive health benefits under the same plans and on the same terms available to our other employees, matching contributions to their U.S. Bank 401(k) Savings Plan accounts on the same basis as our other employees, and retirement benefits that are earned over their career with the company. Our NEOs and certain other employees are eligible to participate in our Deferred Compensation Plan and pension program. We provide additional information on these plans in the “Executive compensation” section below. In addition, the principal perquisites we may provide to our executive officers include reasonable home security system and physical security services, parking and financial planning expense reimbursement, business club dues, corporate housing for out-of-state commuting purposes, and limited personal use of corporate aircraft (including for commuting purposes) in accordance with our corporate aircraft use policy approved by the Committee. Pursuant to that policy and to support business continuity, safety and efficiency, personal use of company aircraft by each of our CEO and executive Chairman, when an individual may hold that role, is limited to $300,000 per year, and our CEO and executive Chairman are required to reimburse the company for any incremental costs in excess of that amount per year for travel on company aircraft that is determined under applicable SEC rules to be personal use unless otherwise approved by the Committee. Our CEO reimburses the cost of personal use above the applicable limit pursuant to the terms of time-sharing and charter flight reimbursement agreements between the CEO and the company. NEOs do not receive gross-up payments for tax liabilities resulting from perquisites, except in relation to certain relocation expenses.
Risk considerations
Overview: Prudent risk taking is an integral part of any business strategy, and our compensation program is not intended to encourage management decisions that completely eliminate risk. Rather, the combination of various elements in our program is designed to encourage appropriate sensitivity to risk and mitigate the potential to reward risk taking that may produce short-term results that appear in isolation to be favorable, but that may undermine the successful execution of our long-term business strategy and negatively affect shareholder value. Our compensation practices are also designed to reward performance while maintaining our core commitment to customer service and ethical principles. Together with the company’s processes for strategic planning, its internal control over financial reporting and other financial and compliance policies and practices, the design of our compensation program helps to discourage management actions that demonstrate insensitivity to risk.
Role of management: As a large financial services company, we are subject to ongoing regulatory reviews of incentive compensation policies and practices. We routinely undertake a thorough risk analysis of every incentive compensation plan of the company, the individuals covered by each plan and the risks inherent in each plan’s design and implementation. We also conduct validation and back-testing activities to ensure that our compensation plans are correctly risk rated, that they are designed to adequately mitigate inherent risk, and that each plan is administered effectively. The Incentive Review Committee was created to oversee that review and to provide more comprehensive oversight of the relationship between the various kinds of risk we manage and our company’s incentive compensation plans and programs. The Incentive Review Committee meets throughout the year and reviews and approves all company incentive plans.
The Incentive Review Committee reviews incentive plan elements such as risk controls, plan participants, performance measures, performance and payout curves or formulas, how target level performance is determined (including whether any thresholds and caps exist), how frequently payouts occur, and the mix of fixed and variable compensation that the plan delivers. The plans and programs are also reviewed from the standpoint of reasonableness (for example, how target pay levels compare to similar plans for similar employee groups at other companies, and how payout amounts relate to the results that generate the payments), how well the plans and programs are aligned with the company’s goals and objectives and with

U.S. Bancorp 2026 Proxy Statement	55

Compensation discussion and analysis

its risk appetite, and from an overall standpoint, whether these plans and programs represent an appropriate mix of short-term and long-term compensation.
As part of this review by the Incentive Review Committee, our management team, including senior risk officers and individuals from the compensation department, have identified the risks inherent in these programs and have modified plans and controls where appropriate to mitigate certain potential risks. For example, most business line incentive compensation plans with a credit component track early defaults, or defaults that occur within the first 12 months, and must include a provision that allows the company to offset future payments by the amount of the previously paid incentives related to the early default.
In addition, a “risk scorecard” assessment measuring adequacy of risk management is undertaken for senior management-level employees who have the individual ability to pose material risk to the company, including the executive officers; all employees who have credit responsibility and who participate in annual corporate cash incentive plans; and all employees who, as part of a group, can engage in risk-taking behavior that could be material to the company and who participate in annual corporate cash incentive plans. This analysis serves as the basis for annual cash incentive plan adjustments for these employees. Annually, the Incentive Review Committee also addresses risk events that pose a material adverse impact to the company or business line to determine whether an event should trigger cancellation of equity awards. The Incentive Review Committee has reviewed its process with the Committee and discussed the areas where compensation-related risks were being addressed by plan modifications, or were mitigated by internal controls or otherwise.

56	U.S. Bancorp 2026 Proxy Statement

Compensation discussion and analysis

Role of the Board: The Committee also conducts an annual review of the compensation packages and components for the executive officers. The Committee assesses the incentives for risk taking contained in the compensation program and balances them with the other goals of the compensation program. In evaluating the incentives for risk taking in compensation plans and policies for executive officers, the Committee considered the following risk-mitigating aspects of those plans and policies:
Overall executive compensation program risk mitigation factors

▶
Long-term incentive focus: The majority of the total compensation received by executive officers is in the form of equity awards with multi-year vesting schedules, which helps to ensure that executives have significant value tied to long-term stock price performance and mitigates incentives to manage the company with an excessive focus on short-term gain.

▶
Meaningful stock ownership and retention requirements: Executives are required to hold significant amounts of company stock, a portion of which must be held until retirement, which we believe fosters the alignment of executives’ interests with those of our long-term shareholders.

▶
Policy prohibiting hedging of shares: Our executives are prohibited from taking actions designed to hedge or offset any decrease in the market value of our common stock.

Annual cash incentive risk mitigation factors

▶
Specific risk sensitivity analysis: The Committee considers corporate risk management performance in determining the bonus funding percentage. In addition, a “risk scorecard” assessment is performed for executive officers and can result in adjustments to individual award payouts under the AEIP.

▶
Clawback policy: The company’s incentive compensation clawback policies discourage risk taking that could lead to improper financial reporting.

▶
Cap on award value: The maximum annual cash incentive award payable to an executive officer is equal to 200% of that officer’s target award value, which limits the potential incentive to take excessive risk to maximize award value.

Long-term incentive risk mitigation factors

▶
Equity cancellation provisions: Executive officers’ unvested equity awards can be cancelled if their conduct has subjected the company to significant financial, reputational or other risk.

▶
Choice of performance metric: The PRSUs granted in 2023 and 2024 use ROE while the PRSUs granted in 2025 use ROTCE as the measure of corporate performance for determining the final number of units earned under the award. Achieving a high ROE and ROTCE requires an appropriate balance between achieving the highest return on invested capital and managing risk within the company’s established risk tolerance levels. The addition of a TSR modifier to PRSUs granted in 2025 also supports management accountability for our relative stock price performance at the end of the three-year performance period.

▶
Maximum PRSU payout limited: The number of units that may be earned under the performance formula is capped at 150%, which limits the potential incentive to take excessive risk to maximize award value. In addition, for PRSUs granted in 2025, the positive TSR Modifier Factor will not be applied if our absolute TSR over the three-year performance period is negative.

▶
Sliding scale earn-out calculation: The PRSU performance matrix for PRSUs granted in 2023 and 2024 takes into account the amount of variance from the ROE target and peer group ROE results while the PRSU performance matrix for PRSUs granted in 2025 takes into account the amount of variance from the ROTCE target and peer group ROTCE results, mitigating the incentive for excessive risk taking that may result from an “all-or-nothing” award.

Based on a consideration of the foregoing reviews and factors, the Committee has determined that risks arising from the company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the company.

U.S. Bancorp 2026 Proxy Statement	57

Compensation Committee report

Compensation Committee report
The Compensation and Human Resources Committee has reviewed and discussed the “Compensation discussion and analysis” with management. Based upon this review and discussion, the Compensation and Human Resources Committee recommended to the Board of Directors that the “Compensation discussion and analysis” be included in this proxy statement and in our 2025 Annual Report on Form 10-K.
Compensation and Human Resources Committee of the Board of Directors of U.S. Bancorp
Roland A. Hernandez, Chair
Elizabeth L. Buse
Warner L. Baxter
Richard P. McKenney

The foregoing Compensation and Human Resources Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the company specifically incorporates the report by reference therein.

58	U.S. Bancorp 2026 Proxy Statement

Executive compensation

Executive compensation
Summary compensation table for fiscal year 2025

The following table shows the cash and non-cash compensation awarded to, paid to or earned by our NEOs in fiscal years 2023, 2024 and 2025.
Name and principal position1	Year	Salary ($)	Stock awards ($)2	Non-equity incentive plan compensation ($)3	Change in pension value and non-qualified deferred compensation earnings ($)4	All other compensation ($)5	Total ($)
Gunjan Kedia Chief Executive Officer and President	2025	1,141,667	11,499,996	3,232,267	453,208	347,377	16,674,515
	2024	930,770	6,499,995	2,292,267	225,513	189,310	10,137,855
	2023	725,000	3,500,000	1,173,050	220,797	130,447	5,749,294
Andrew Cecere Executive Chairman and former Chief Executive Officer	2025	1,400,000	10,999,969	1,506,342	5,086,461	61,876	19,054,648
	2024	1,400,000	11,000,024	4,929,400	1,926,261	83,642	19,339,327
	2023	1,350,000	10,500,000	3,794,175	7,210,212	62,570	22,916,957
John C. Stern Vice Chair and Chief Financial Officer	2025	750,000	3,000,008	1,778,625	196,645	40,747	5,766,025
	2024	700,000	2,700,000	1,408,400	89,164	19,606	4,917,170
	2023	527,308	600,000	607,260	91,970	18,600	1,845,138
Jodi L. Richard Vice Chair and Chief Risk Officer	2025	800,000	6,999,988	1,897,200	258,937	48,157	10,004,282
Stephen L. Philipson Vice Chair, Head of Wealth, Corporate, Commercial and Institutional Banking	2025	725,000	3,299,995	1,706,650	320,428	41,070	6,093,143
Elcio R.T. Barcelos Senior Executive Vice President and Chief Human Resources Officer	2025	675,000	2,899,997	1,280,610	123,393	59,162	5,038,162
Terrance R. Dolan Former Vice Chair and Chief Administration Officer	2025	196,724	5,200,020	—	490,885	77,511	5,965,140
	2024	815,000	4,999,995	2,049,725	691,796	34,007	8,590,523
	2023	780,000	4,500,000	1,409,265	1,857,078	32,331	8,578,674

1.
Name and principal position
Ms. Kedia has served as our Chief Executive Officer since April 15, 2025, and our President since May 3, 2024. Mr. Cecere serves as our executive Chairman and previously served as our Chief Executive Officer until April 15, 2025. Mr. Dolan served as Vice Chair and Chief Administration Officer until he passed away on March 29, 2025. The amounts reported here for 2025 reflect compensation paid or awarded for the entire year for each of these NEOs.

2.
Stock awards
The amounts in this column are calculated based on the number of time-based restricted stock units, or RSUs, and performance-based restricted stock units, or PRSUs, awarded and the fair market value of U.S. Bancorp common stock on the date the award was made in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. See Note 17 to our consolidated financial statements included in our 2025 Annual Report on Form 10-K for assumptions used to calculate our stock awards.

The 2025 values in this table reflect the fair market value of each officer’s RSUs plus the target payout for the PRSUs on the grant date. The number of PRSUs subject to each of these awards will be determined after a three-year performance period beginning on January 1, 2025, and ending December 31, 2027. Depending on our company performance during the performance period, 0% to 150% of the target number of PRSUs granted to the NEOs will be earned. The fair market value of RSUs plus the maximum potential payout amounts for the PRSUs on the grant date(s) for 2025 were as follows: (i) Ms. Kedia, $15,250,004; (ii) Mr. Cecere, $14,299,965; (iii) Mr. Stern, $3,900,015; (iv) Ms. Richard, $8,199,982; (v) Mr. Philipson, $4,289,994; (vi) Mr. Barcelos, $3,769,992; and (vii) Mr. Dolan, $6,760,026.

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Executive compensation

3.
Non-equity incentive plan compensation
The 2025 amounts in this column represent the Annual Executive Incentive Plan, or AEIP, awards. For current executives, such amounts were determined in January 2026 based on 2025 performance and paid out in March 2026. The AEIP and these awards are discussed above in the “Compensation discussion and analysis — Annual cash incentive awards” section of this proxy statement.

4.
Change in pension value and non-qualified deferred compensation earnings
The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the U.S. Bank Pension Plan (the Pension Plan) and the U.S. Bank Non-Qualified Retirement Plan (the Non-Qualified Plan) from December 31, 2024 to December 31, 2025. A number of factors can cause the amounts reflected in this column to vary significantly, including volatility in the discount rate applied to determine the value of future payment streams and changes to mortality assumptions.

The change in present value amounts reported for 2025 are larger than those reported for 2024 for most of our NEOs. These larger increases in value are due to the decrease in discount rates in 2025; year-end 2025 rates were approximately 35 basis points lower than for year-end 2024, compared with an approximately 65 basis point increase from year-end 2023 to year-end 2024 (which significantly decreased the 2024 values). Other factors contributing to the change amounts are increases in pay, age and service.
The net present values of the pension benefits as of December 31, 2025, used to calculate the net change in pension benefits were determined using the same assumptions used to determine our pension obligations and expense for financial statement purposes. See Note 16 to our consolidated financial statements included in our 2025 Annual Report on Form 10-K for these specific assumptions. Additional information about our Pension Plan and Non-Qualified Plan is included below under the heading “Pension benefits.” We have not provided above-market or preferential earnings on any nonqualified deferred compensation and, accordingly, no such amounts are reflected in this column.
5.
All other compensation
The following table describes each component of the All Other Compensation column for fiscal year 2025:

Name	Parking reimbursement ($)	Matching contribution into 401(k) savings plan ($)	Reimbursement of financial planning expenses ($)	Home security expenses ($)	Commuting and other personal travel expenses ($)a	Housing expenses ($)a	Business club dues ($)	Other ($)b	Total ($)
Ms. Kedia	—	14,000	26,864	250	298,436	—	6,519	1,308	347,377
Mr. Cecere	5,360	14,000	28,790	7,593	—	—	6,036	97	61,876
Mr. Stern	5,360	14,000	21,183	—	—	—	—	204	40,747
Ms. Richard	5,360	14,000	24,430	2,687	—	—	—	1,680	48,157
Mr. Philipson	2,640	14,000	24,430	—	—	—	—	—	41,070
Mr. Barcelos	—	14,000	7,000	—	—	28,884	9,278	—	59,162
Mr. Dolan	1,350	14,000	7,000	710	—	—	1,886	52,565	77,511

a.
The amounts for Ms. Kedia include air travel expenses related to use of aircraft fractionally-owned by the company or commercial flights and expenses for related ground transportation, and for Mr. Barcelos corporate housing in Minnesota, when commuting between their out-of-state residences and our corporate headquarters in Minnesota. The amount for Ms. Kedia also includes the incremental cost for personal use of company-owned aircraft.

b.
The amounts for Ms. Kedia and Messrs. Cecere and Stern represent nominal non-cash gifts that each received. The amount for Ms. Richard represents a matching contribution under our charitable matching gift program, which is available to all of our employees. The amount for Mr. Dolan represents (i) a $19,170 payment for unused vacation and (ii) a $33,395 expense for use of corporate aircraft by his family at the time of his death.

The aggregate incremental cost for corporate-owned aircraft is determined by multiplying the total number of personal flight hours by the direct variable operating costs of the aircraft per hour including costs related to fuel, landing and parking fees, and crew expenses. For fractionally-owned aircraft, including amounts referenced in footnote (a) above, the incremental cost is determined by multiplying the total number of personal flight hours by the contracted hourly and fuel charges. As the aircraft are used primarily for business travel, we do not include fixed costs that do not change based on usage, such as crew salaries, aircraft acquisition costs and monthly management fees for fractionally-owned aircraft. In addition, aggregate incremental cost, if any, of travel by a NEO’s spouse or guest when accompanying the NEO also is included.
Our NEOs are occasionally permitted to use sporting and cultural events tickets. As such tickets were previously acquired by our company for business entertainment, there is no incremental cost to our company for the use of such tickets.

60	U.S. Bancorp 2026 Proxy Statement

Executive compensation

Grants of plan-based awards in fiscal year 2025

The following table summarizes the equity and non-equity plan-based awards granted to the NEOs in fiscal year 2025.
Grants of plan-based awards in fiscal year 2025
Name	Grant date	Committee approval date	Estimated future payouts under non-equity incentive plan awards1		Estimated future payouts under equity incentive plan awards4			All other stock awards number of shares of stock or units (#)5	Grant date fair value of stock awards ($)6
			Target ($)2	Maximum ($)3	Threshold (#)	Target (#)	Maximum (#)
Gunjan Kedia	—	—	3,066,667	6,133,334	—	—	—	—
	2/27/25	1/27/25	—	—	0	129,646	194,469	—	6,000,017
	2/27/25	1/27/25	—	—	—	—	—	86,430	3,999,980
	4/17/25	4/14/25	—	—	0	39,267	58,900	—	1,499,999
Andrew Cecere	—	—	1,429,167	2,858,334	—	—	—	—	—
	2/27/25	1/27/25	—	—	0	142,610	213,915	—	6,599,991
	2/27/25	1/27/25	—	—	—	—	—	95,073	4,399,978
John C. Stern	—	—	1,687,500	3,375,000	—	—	—	—	—
	2/27/25	1/27/25	—	—	0	38,894	58,341	—	1,800,014
	2/27/25	1/27/25	—	—	—	—	—	25,929	1,199,994
Jodi L. Richard	—	—	1,800,000	3,600,000	—	—	—	—	—
	2/27/25	1/27/25	—	—	0	51,858	77,787	—	2,399,988
	2/27/25	1/27/25	—	—	—	—	—	34,572	1,599,992
	2/27/25	1/27/25	—	—	—	—	—	64,823	3,000,008
Stephen L. Philipson	—	—	1,450,000	2,900,000	—	—	—	—	—
	2/27/25	1/27/25	—	—	0	42,783	64,174	—	1,979,997
	2/27/25	1/27/25	—	—	—	—	—	28,522	1,319,998
Elcio R.T. Barcelos	—	—	1,215,000	2,430,000	—	—	—	—	—
	2/27/25	1/27/25	—	—	0	37,597	56,395	—	1,739,989
	2/27/25	1/27/25	—	—	—	—	—	25,065	1,160,008
Terrance R. Dolan	—	—	2,037,500	4,075,000	—	—	—	—	—
	2/27/25	1/27/25	—	—	0	67,416	101,124	—	3,120,012
	2/27/25	1/27/25	—	—	—	—	—	44,944	2,080,008

1.
Estimated future payouts under non-equity incentive plan awards
These columns show the potential payments for each NEO under our AEIP for 2025 performance. Actual annual cash incentive payout amounts are determined in accordance with a formula based on corporate EPS performance and business line pretax income performance, ranging in each case from 0% to 200% of target levels, subject to adjustment for individual performance and risk sensitivity. Additional information regarding how the payout amounts for these awards are determined is included above in “Compensation discussion and analysis — Annual cash incentive awards,” and the actual amounts paid based on 2025 performance are reported above in the “Non-equity incentive plan compensation” column in the “Summary compensation table.” Mr. Dolan was not paid an annual cash incentive for 2025.

2.
Target estimated future payouts under non-equity incentive plan awards
As described above in “Compensation discussion and analysis — Annual cash incentive awards,” the Compensation and Human Resources Committee establishes a target cash incentive amount for each NEO, expressed as a percentage of that NEO’s base salary.

3.
Maximum estimated future payouts under non-equity incentive plan awards
As described above in “Compensation discussion and analysis — Annual cash incentive awards,” the maximum cash incentive amount for each NEO equals 200% of that NEO’s target amount.

4.
Estimated future payouts under equity incentive plan awards — PRSUs
The threshold, target and maximum columns each show the potential number of PRSUs that could be earned by each NEO during the three-year performance period beginning on January 1, 2025 and ending December 31, 2027. The number of PRSUs earned will be between 0% and 150% of target based on the company’s absolute and relative ROTCE performance and a relative TSR modifier during the performance period, as set forth in the applicable award agreements. Additional information regarding how the PRSU awards are earned is included above in “Compensation discussion and analysis — Long-term incentive awards.”

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Executive compensation

PRSUs granted on February 27, 2025, as part of our annual award process and earned during the three-year performance period will vest on February 27, 2028. Ms. Kedia received an additional grant on April 17, 2025, corresponding with her appointment to CEO, on the same terms as the annual PRSUs granted to other executive officers in 2025. Cash dividends on unvested PRSUs are accrued during the performance period, but accrued dividends are only paid upon vesting on shares earned, if any, by the NEOs.
5.
All other stock awards: number of shares of stock or units — RSUs
The RSUs granted on February 27, 2025, as part of our annual awards process vest over a three-year period, with 33% of the RSUs vesting on each of February 27, 2026 and 2027, and the remaining 34% of the RSUs vesting on February 27, 2028. Ms. Richard also received a retention RSU grant on February 27, 2025, that vests ratably on the third and fourth anniversaries of the grant date with 50% vesting on each of February 27, 2028 and 2029. The RSUs pay an amount in cash equal to the dividends paid on our shares of common stock.

6.
Grant date fair value of stock awards
The grant date fair value of the PRSUs and the RSUs was calculated using the target number of units multiplied by the closing market price of a share of our common stock on the grant date in accordance with FASB ASC Topic 718.

Outstanding equity awards at 2025 fiscal year-end

The following table shows the outstanding equity held by the NEOs at the end of fiscal year 2025.
	Option awards			Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)1	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)1
Gunjan Kedia	27,267	55.01	2/16/2027	—	—	—	—
	—	—	—	—	—	58,900(2)	3,142,904
	—	—	—	86,430(3)	4,611,905	—	—
	—	—	—	—	—	194,469(2)	10,376,866
	—	—	—	9,613(4)	512,950	—	—
	—	—	—	—	—	32,281(5)	1,722,514
	—	—	—	31,935(4)	1,704,052	—	—
	—	—	—	—	—	107,245(5)	5,722,593
	—	—	—	10,279(6)	548,487	—	—
	—	—	—	51,423(7)	2,743,931	—	—
Andrew Cecere	102,251	55.01	2/16/2027	—	—	—	—
	—	—	—	95,073(3)	5,073,095	—	—
	—	—	—	—	—	213,915(2)	11,414,504
	—	—	—	70,258(4)	3,748,967	—	—
	—	—	—	—	—	235,939(5)	12,589,705
	—	—	—	30,836(6)	1,645,409	—	—
	—	—	—	154,269(7)	8,231,794	—	—
John C. Stern	—	—	—	25,929(3)	1,383,571	—	—
	—	—	—	—	—	58,341(2)	3,113,076
	—	—	—	17,246(4)	920,247	—	—
	—	—	—	—	—	57,912(5)	3,090,184
	—	—	—	4,406(6)	235,104	—	—
Jodi L. Richard	—	—	—	64,823(8)	3,458,955	—	—
	—	—	—	34,572(3)	1,844,762	—	—
	—	—	—	—	—	77,787(2)	4,150,714
	—	—	—	25,549(4)	1,363,295	—	—
	—	—	—	—	—	85,795(5)	4,578,021
	—	—	—	8,223(6)	438,779	—	—
	—	—	—	41,138(7)	2,195,124	—	—

62	U.S. Bancorp 2026 Proxy Statement

Executive compensation

	Option awards			Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)1	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)1
Stephen L. Philipson	—	—	—	28,522(3)	1,521,934	—	—
	—	—	—	—	—	64,174(2)	3,424,325
	—	—	—	41,516(4)	2,215,294	—	—
	—	—	—	7,342(6)	391,769	—	—
Elcio R.T. Barcelos	—	—	—	25,065(3)	1,337,468	—	—
	—	—	—	—	—	56,395(2)	3,009,237
	—	—	—	15,968(4)	852,052	—	—
	—	—	—	—	—	53,622(5)	2,861,270
	—	—	—	6,461(6)	344,759	—	—
	—	—	—	32,323(7)	1,724,755	—	—
Terrance R. Dolan	52,829(9)	55.01	2/16/2027	—	—	—	—

1.
The amounts in these columns are calculated using a per share value of  $53.36, the closing market price of a share of our common stock on December 31, 2025.

2.
The amount shown represents the maximum number of PRSUs that can be earned during the three-year performance period of January 1, 2025, to December 31, 2027. The actual number of PRSUs earned will be between 0% and 150% of target based on the company’s absolute and relative ROTCE performance and a relative TSR modifier during the performance period, as set forth in the applicable award agreements and as determined by the Compensation and Human Resources Committee. Performance for 2025 was above target, but the results could change during the remaining two years of the performance period. Any earned PRSUs will vest on February 27, 2028.

3.
The RSUs vest in three annual installments, such that 33% of the RSUs vested on February 27, 2026, and February 27, 2027, respectively, and the remaining 34% of the RSUs vest on February 27, 2028.

4.
The RSUs vest in three annual installments, such that 33% of the original grant of RSUs vested on February 28, 2025, and February 28, 2026, respectively, and the remaining 34% of the RSUs vest on February 28, 2027.

5.
The amount shown represents the maximum number of PRSUs that can be earned during the three-year performance period of January 1, 2024, to December 31, 2026. The actual number of PRSUs earned will be between 0% and 150% of target based on the company’s absolute and relative ROE performance during the performance period, as set forth in the applicable award agreements and as determined by the Compensation and Human Resources Committee. Performance for each of 2024 and 2025 was above target, but the results could change during the remaining year of the performance period. Any earned PRSUs will vest on February 28, 2027.

6.
The RSUs vest in three annual installments, such that 33% of the original grant of RSUs vested on March 2, 2024, and March 2, 2025, respectively, and the remaining 34% of the RSUs vested on March 2, 2026.

7.
The amount shown represents the actual number of PRSUs earned based on our performance during the three-year performance period beginning on January 1, 2023, and ending December 31, 2025, as compared to the targets set forth in the applicable award agreements and determined by the Compensation and Human Resources Committee. These awards vested on March 2, 2026.

8.
The RSUs vest in two installments, such that 50% of the RSUs vest on February 27, 2028, and the remaining 50% of the RSUs vest on February 27, 2029.

9.
Pursuant to the underlying award agreement, these vested stock options were transferred to Mr. Dolan’s beneficiary and remained outstanding at year-end.

U.S. Bancorp 2026 Proxy Statement	63

Executive compensation

Option exercises and stock vested

The following table summarizes information with respect to stock option awards exercised and RSUs and PRSUs vested during fiscal year 2025.
Option exercises and stock vested during fiscal year 2025
	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)1	Number of shares acquired on vesting (#)	Value realized on vesting ($)2
Gunjan Kedia	—	—	82,130	3,839,210
Andrew Cecere	242,489	1,261,797	223,581	10,464,494
John C. Stern	—	—	16,089	749,308
Jodi L. Richard	—	—	61,917	2,896,106
Stephen L. Philipson	—	—	29,178	1,355,770
Elcio R.T. Barcelos	—	—	45,945	2,149,945
Terrance R. Dolan	66,317	361,542	382,666	16,604,160

1.
Option awards — value realized on exercise

Value determined by subtracting the exercise price per share from the market value per share of our common stock at the time of exercise and multiplying the difference by the number of shares acquired on exercise.
2.
Stock awards — value realized on vesting

Value determined by multiplying the number of vested shares by the market value on the vesting date (determined for these purposes as the closing market price of a share of our common stock on the date prior to the vesting date, or on the most recent prior business day in the event the date prior to the vesting date is not a business day).
Pension benefits

Pension benefits for fiscal year 2025
The following table summarizes information with respect to each plan that provides for payments or other benefits at, following, or in connection with the retirement of any of the NEOs.
Name	Plan name	Number of years credited service (#)	Present value of accumulated benefits ($)1, 2	Payments during last fiscal year ($)
Gunjan Kedia	U.S. Bank Non-Qualified Retirement Plan:
	Excess benefit	32	1,343,244	—
	U.S. Bank Pension Plan	9	118,424	—
	Total		1,461,668	—
Andrew Cecere	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	40	24,454,350	—
	Excess benefit	40	13,944,027	—
	U.S. Bank Pension Plan	40	1,132,544	—
	Total		39,530,921	—
John C. Stern	U.S. Bank Non-Qualified Retirement Plan:
	Excess benefit	26	430,458	—
	U.S. Bank Pension Plan	26	242,731	—
	Total		673,189	—

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Name	Plan name	Number of years credited service (#)	Present value of accumulated benefits ($)1, 2	Payments during last fiscal year ($)
Jodi L. Richard	U.S. Bank Non-Qualified Retirement Plan
	Excess benefit	12	832,984	—
	U.S. Bank Pension Plan	12	182,678	—
	Total		1,015,662	—
Stephen L. Philipson	U.S. Bank Non-Qualified Retirement Plan
	Excess benefit	17	1,852,487	—
	U.S. Bank Pension Plan	17	182,791	—
	Total		2,035,278	—
Elcio R.T. Barcelos	U.S. Bank Non-Qualified Retirement Plan
	Excess benefit	5	361,288	—
	U.S. Bank Pension Plan	5	68,491	—
	Total		429,779	—
Terrance R. Dolan	U.S. Bank Non-Qualified Retirement Plan:
	Supplemental benefits	3	—	87,393
	Excess benefit	26	—	7,947,558
	U.S. Bank Pension Plan	26	527,834	612,852
	Total		527,834	8,647,803

1.
The measurement date and material actuarial assumptions applied in quantifying the present value of the current accrued benefits are discussed in Note 16 to our consolidated financial statements included in our 2025 Annual Report on Form 10-K. These assumptions include the use of a 5.32% discount rate for the supplemental and excess plans and a 5.53% discount rate for the qualified pension plan. The actual cash-balance interest crediting rates used for 2025 and 2026 are 4.10% and 4.06%, respectively, and projected interest crediting rates for 2027, 2028, and 2029 and future years are 4.08%, 3.83%, and 3.58%, respectively. The mortality assumptions used are based on the white collar PRI-2012 mortality table projected generationally using the MP-2021 improvement scale. The average pay used for the benefit calculations was historical pay through the measurement date (December 31, 2025). Mr. Cecere’s supplemental benefit was frozen as of April 15, 2025. In accordance with his Internal Revenue Code Section 409A (409A) form of payment election, Mr. Cecere’s supplemental benefit will be paid in the form of a lump sum and will be calculated using the lump sum actuarial equivalent interest rate and mortality table in effect as of the freeze date and for his other benefits substantially similar actuarial assumptions as for our pension plan obligations discussed in Note 16 to our consolidated financial statements included in our 2025 Annual Report on Form 10-K.

The amounts in this column were calculated based on the earliest age at which the applicable NEO is entitled to receive unreduced retirement benefits and ignore any vesting requirements. The earliest age of unreduced retirement benefits is 65 for all our NEOs. Mr. Dolan’s Excess Benefit became payable to his beneficiaries upon his death. The value reported for Mr. Dolan is based on the age of Mr. Dolan’s beneficiary and contingent beneficiary mortality as used in the pension plan valuations. All of our NEOs are currently vested in 100% of their pension benefits.
2.
In the event of the death of one of the NEOs in this table, a pre-established percentage of the NEO’s pension benefits will be paid to the NEO’s beneficiary. The actual percentage paid to the beneficiary is dependent on the form of payment of benefits elected by the NEO. The default percentage is 50% to the NEO’s spouse. An additional lump sum death benefit may be payable based on certain actuarial calculations. With respect to his Pension Plan benefit, Mr. Dolan’s beneficiaries received lump sum payment and a single life annuity in 2025 and an additional single life annuity will commence in 2026.

The benefit amounts shown in this column assume that each applicable NEO will reach his or her retirement age. Due to the level of discount rates, the present value of death benefits commencing immediately would exceed the total present value of accumulated benefits shown in this column by the following amounts: (i) Ms. Kedia, $131,642; (ii) Mr. Cecere, $0; (iii) Mr. Stern, $159,128; (iv) Ms. Richard, $65,202; (v) Mr. Philipson, $546,359; and (vi) Mr. Barcelos, $47,438.

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Understanding our “Pension benefits” table
This section provides information regarding the company’s retirement programs in which our NEOs participate, which include the U.S. Bank Pension Plan and the U.S. Bank Non-Qualified Retirement Plan.
Our company sponsors the U.S. Bank Pension Plan (the Pension Plan) which was created through the merger of the former U.S. Bancorp’s career average pay defined benefit plan, the U.S. Bancorp Cash Balance Pension Plan (which we refer to as the Old Cash Balance Plan), and the former Firstar Corporation’s non-contributory defined benefit plan, which was primarily a final average pay plan (the Firstar Plan). The Firstar Plan was frozen to new-hire employees on July 3, 2008, and to rehire employees on November 15, 2009. Participation in the Pension Plan requires one year of service with U.S. Bancorp or its affiliates.
Employees who were hired or rehired prior to July 3, 2008, or November 15, 2009, respectively, could elect to (i) continue to accrue benefits under the final average pay formula of the Pension Plan, or (ii) accrue benefits under the U.S. Bank 2010 Cash Balance Plan (the 2010 Cash Balance Plan), which represents the cash balance portion of the Pension Plan. In the event of no election, participants defaulted into the 2010 Cash Balance Plan. Participants that elected to receive pension benefits or defaulted into the 2010 Cash Balance Plan had their existing benefits in the Pension Plan frozen and earn future benefits under the cash balance formula, under which participants receive (i) annual pay credits based on eligible pay multiplied by a percentage determined by their age and years of service, and (ii) an annual interest credit.
For participants who elected to continue to accrue benefits under the final average pay formula, benefits are calculated using a final average pay formula, based upon the participant’s years of service and average pay of the five-consecutive-year period in which compensation was the highest during the ten years prior to the earliest of  (1) retirement, (2) termination of employment, or (3) December 31, 2025. Accruals under the final average pay formula were frozen on December 31, 2025, with subsequent accruals, if eligible, occurring under the 2010 Cash Balance Plan. Normal retirement age is 65.
Vesting of benefits requires five years of service for benefits under the final average pay formula and three years of service for benefits under the 2010 Cash Balance Plan. Mr. Dolan was the only NEO (of those eligible at the time) who elected to remain covered by the final average pay formula; all other NEOs are covered by the 2010 Cash Balance Plan. Mr. Dolan’s benefits have begun paying out with lump sum payment and a single life annuity made to his beneficiaries in 2025 and an additional single life annuity commencing in 2026.
Although no new benefits accrued under the Old Cash Balance Plan and Firstar Plan for service after 2001, benefits previously earned under those plans have been preserved and will be part of a participant’s total benefit. In order to preserve the relative value of benefits that use the final average pay formula, subsequent changes in compensation (but not in service) through December 31, 2025 may increase the amount of those benefits, through December 31, 2025. Compensation accruals were frozen on December 31, 2025. Mr. Cecere earned benefits under the Old Cash Balance Plan that will be included in his ultimate retirement benefits. Mr. Dolan also earned such benefits which were paid out in lump sum in 2025 to his beneficiaries.
The U.S. Bank Non-Qualified Retirement Plan
As federal laws limit the amount of compensation we may consider when determining benefits payable under qualified defined benefit pension plans, we also maintain a non-contributory, non-qualified retirement plan, the U.S. Bank Non-Qualified Retirement Plan, which we refer to as the Non-Qualified Plan. The Non-Qualified Plan pays the excess pension benefits that would have been payable under our current and prior qualified defined benefit pension plans if the federal limits were not in effect.
As part of her compensation package, Ms. Kedia receives an additional 23 years of service when calculating her pay credits in the Non-Qualified Plan. The additional years of service represent her service with her prior employer. Mr. Cecere is eligible for a supplemental benefit, which is also paid under the Non-Qualified Plan, that augments benefits earned under the Pension Plan and the non-qualified excess benefits discussed above. Such supplemental benefits are subject to compliance with certain restrictive covenant agreements. The supplemental benefit ensures that eligible NEOs receive a total retirement benefit equal to a fixed percentage of the NEO’s final average cash compensation. For purposes of this supplemental benefit, final average cash compensation includes annual base salary, annual cash bonuses and other cash compensation awards as determined by the Compensation and Human Resources Committee. Eligibility for these supplemental benefits has been determined by this committee based on individual performance and level of responsibility. Vesting of the supplemental benefit is generally subject to certain conditions, including that a NEO provide a certain number of years of service determined by the Compensation and Human Resources Committee.
Mr. Cecere is eligible for an amount of total retirement benefits (comprised of components described above) at age 65 equal to 55% of the average cash compensation during his final three years of service, reduced by his estimated retirement

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benefits from Social Security. Effective April 15, 2025, the Board also approved an amendment to the Non-Qualified Plan prior to Mr. Cecere’s transition to the executive Chairman role. Under this amendment, Mr. Cecere’s supplemental benefit is fully vested and was frozen as of April 15, 2025 in connection with the Board’s approval of an amendment to the Non-Qualified Plan prior to his transition to the executive Chairman role, as previously disclosed by the company on a Form 8-K filed on April 16, 2025. In accordance with his 409A form of payment election, Mr. Cecere’s supplemental benefit will be paid in the form of a lump sum, and will be calculated using the lump sum actuarial equivalent interest rate and mortality table in effect as of the freeze date and for his other benefits substantially similar actuarial assumptions as for our pension plan obligations discussed in Note 16 to our consolidated financial statements included in our 2025 Annual Report on Form 10-K.
Mr. Dolan was also eligible for a fully vested supplemental benefit in the form of a frozen monthly annuity of  $522 and the non-qualified excess benefits discussed above at the time of his death. As the present value of the supplemental benefit for Mr. Dolan at the time of his death was less than $400,000, in accordance with plan rules, his supplemental benefit defaulted to payment in a lump sum. The amount of the lump sum distribution is equal to the actuarial equivalent of the annuity form of payment and was calculated using substantially similar actuarial assumptions as for our pension plan obligations discussed in Note 16 to our consolidated financial statements included in our 2024 Annual Report on Form 10-K. Mr. Dolan’s excess benefits were paid out in accordance with the applicable plan terms and his election as a lump sum payment and a single life annuity made to his beneficiaries in 2025 and a qualified plan single life annuity commencing in 2026.
Nonqualified deferred compensation

Under the U.S. Bank Executive Employees Deferred Compensation Plan (2005 Statement) (the Executive Deferred Compensation Plan), eligible employees, including members of our senior management and all of our NEOs, may choose to defer all or a part of their annual base salary and annual cash incentive payments. Cash compensation that is deferred is deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.
Shown below are the rates of return for each of the investment options (also known as measurement funds) available under the Executive Deferred Compensation Plan for the period from January 1, 2025 through December 31, 2025:
Fund Name	2025 Returns
Stable Value Fund	3.25%
Bond Index Fund	7.17%
Target Retirement Income Fund	11.39%
Target Retirement Date 2020 Fund	12.24%
Target Retirement Date 2025 Fund	14.71%
Target Retirement Date 2030 Fund	16.36%
Target Retirement Date 2035 Fund	17.61%
Target Retirement Date 2040 Fund	18.87%
Target Retirement Date 2045 Fund	20.10%
Target Retirement Date 2050 Fund	21.52%
Target Retirement Date 2055 Fund	21.55%
Target Retirement Date 2060 Fund	21.57%
Target Retirement Date 2065 Fund	21.55%
Target Retirement Date 2070 Fund	21.49%
US Large Cap Equity Index Fund	17.87%
US Small-Mid Cap Equity Index Fund	11.42%
International Equity Index Fund	35.33%
U.S. Bancorp Stock Fund	16.48%
Amounts deferred under the Executive Deferred Compensation Plan are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more of the hypothetical investment options selected by

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the plan participant. Participants are generally allowed to change their investment elections at any time. The measurement funds are merely measuring tools to determine the amount by which account balances will be debited or credited to reflect deemed investment returns on deferred compensation.
Although the plan administrator has established procedures permitting a participant to reallocate deferred amounts among these investment alternatives after the initial election to defer, the election to defer is irrevocable, and the deferred compensation will not be paid to the participant until his or her retirement or earlier termination of employment. At that time, the participant will receive, depending upon the payment choice and investment alternatives selected by the participant, payment of the amounts credited to the participant’s account under the plan in a lump-sum payment or in annual installments over 5, 10, 15 or 20 years. Payments are made ratably in cash from each of the investment alternatives in which the participant has a balance. If a participant dies before the entire deferred amount has been distributed, the undistributed portion will be paid to the participant’s beneficiary in a single lump sum. The benefits under the plan are otherwise not transferable.
The following table summarizes information with respect to the participation of the NEOs in any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.
Nonqualified deferred compensation for fiscal year 2025
Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)1	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Gunjan Kedia	458,453	—	181,067	—	1,518,056(2)
Andrew Cecere	—	—	—	—	—
John C. Stern	—	—	—	—	—
Jodi L. Richard	—	—	—	—	—
Stephen L. Philipson	—	—	—	—	—
Elcio R.T. Barcelos	—	—	—	—	—
Terrance R. Dolan	—	—	—	—	—

1.
Aggregate earnings in last FY

The amounts reported in this column represent the change during the last fiscal year in the value of the underlying investment fund or U.S. Bancorp stock fund in which the NEO’s deferred amounts were deemed to be invested and any increases in the deferred amounts due to dividends payable upon those funds.
2.
Ms. Kedia deferred cash compensation in 2019, 2023, 2024, and 2025 for a total deferred contribution of  $1,166,939. This amount includes deferred incentive pay earned for her 2018, 2022, 2023 and 2024 performance. These amounts were included in her compensation reported in the “Summary compensation table” in our proxy statements for 2018, 2022, 2023 and 2024.

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Potential payments upon termination or change-in-control

General
None of our NEOs have employment or standalone change-in-control agreements. Any NEO whose employment is voluntarily or involuntarily terminated is entitled to the payments or other benefits that have accrued and are vested under the benefit plans discussed above in this proxy statement. Except as is specifically described below with respect to disability, death, qualifying termination of employment following a change-in-control (as defined in the equity award agreements), qualifying severance or early retirement, as of December 31, 2025 no NEO was entitled to any other benefits upon any employment termination or change-in-control scenario, except as provided by broad-based severance plans generally available to our employees. In accordance with applicable SEC rules, information presented for Mr. Dolan is only included for his termination of employment from the company due to his death on March 29, 2025. As discussed above in this proxy statement, on January 27, 2026, the Board adopted the Executive CIC Severance Plan which provides severance benefits to certain officers upon qualifying termination of employment within 24 months following a change in control. Benefits under the new Executive CIC Severance Plan are not described in this section, as they were not in place during 2025.
Payments made upon disability
Cash payments: Mses. Kedia and Richard and Messrs. Cecere, Stern, Philipson and Barcelos are eligible for an annual disability benefit of  $150,000 (i.e., 50% of annual cash compensation, capped at $300,000 of compensation) under the terms of the U.S. Bank Long-Term Disability Plan, our broad-based disability program, insured by Reliance Standard Life Insurance Company. Optional additional disability insurance is available for purchase by those NEOs. The definition of disability is generally that a participant is unable to perform material duties of his or her own occupation for 24 months following the 26 week elimination period, or any occupation after 24 months, as a result of an injury or sickness. The definition of annual cash compensation is actual cash compensation for the one-year period ending September 30, 2024. The disability benefit for any NEO would be reduced by any benefits payable under the Pension Plan, Social Security and worker’s compensation. The duration of disability payments is dependent upon the age of the participant when the disability occurs and their year of birth. Because each of Mses. Kedia and Richard and each of Messrs. Stern, Philipson and Barcelos was under age 64 as of December 2025, and born after 1960, payments under the plan would continue through the earlier of the cessation of their disability or reaching their normal retirement age (or, in the case of Mr. Cecere, 24 months), assuming all other plan conditions are met. As this benefit is generally available to all salaried employees and does not discriminate in scope, terms, or operation in favor of the NEOs, the value has not been quantified in the “Potential payments upon disability, death, or termination after a change-in-control” table. Mr. Cecere ceased to be eligible to receive disability benefits under the terms of the Non-Qualified Plan upon reaching his normal retirement age during 2025.
Effect on equity awards: If any NEO’s employment is terminated due to disability (as defined in the equity award agreements), our equity award agreements provide that the vesting and other terms of those awards will continue as if the termination of employment did not occur. Unvested equity awards continue to be subject to the applicable award terms, including any confidentiality and non-solicitation agreement between the company and the NEO, performance-based cancellation provisions, and applicable recovery or clawback provisions. Noncompliance with the terms of such agreement may result in the forfeiture of unvested amounts. As of December 31, 2025, the amounts payable per the award schedule, subject to the terms and conditions of the applicable award agreement, are the same as the PRSU and RSU values included for each NEO (other than Mr. Dolan) under the “Payments upon death” column in the table below.
Payments made upon death
Cash payments: NEOs are eligible to receive life insurance benefits under the same plans available to our other employees. Their benefit is equal to annual cash compensation, capped at $300,000. In addition, optional term life insurance is available for purchase. As this benefit is generally available to all salaried employees and does not discriminate in scope, terms, or operation in favor of the NEOs, the value has not been quantified in the “Potential payments upon disability, death, or termination after a change-in-control” table.
Effect on equity awards: Our equity award agreements provide for the acceleration of any unvested award upon death (including death after termination of employment by reason of retirement or disability, as such terms are defined in the equity award agreements), with all RSUs vesting in full and all PRSUs vesting at target if death occurs prior to the last day of the performance period and based on actual performance if death occurs on or after the last day of the performance period but prior to scheduled vesting date. All of our NEO’s stock options have vested, and the stock option award agreements provide that the administrator of the NEO’s estate has the earlier of a three-year period after death or the original ten-year term of the options during which to exercise the options (assuming target performance for PRSUs granted in 2024 and 2025).

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Payments upon qualifying termination after a change-in-control
Cash payments: As of December 31, 2025 and for purposes of the disclosures in this section as required under SEC rules, none of our NEOs was entitled to any cash payments in connection with a change-in-control of U.S. Bancorp. On January 27, 2026 the Board adopted the U.S. Bank Executive Change in Control Severance Plan (Executive CIC Severance Plan) which provides severance benefits to certain officers upon involuntary termination of employment without “Cause” or “Good Reason Resignation” within 24 months following a “Change in Control” (each as defined in the Executive CIC Severance Plan). See the “Compensation discussion and analysis — Severance and change-in-control benefits for executive officers” section above for more information about the severance benefits provided under that plan.
Effect on equity awards: Our equity award agreements provide for the acceleration of vesting of any unvested award if an NEO’s termination of employment is a qualifying termination (as defined in the equity award agreements) within 12 months after a change-in-control of U.S. Bancorp other than for cause (both terms as defined in the equity award agreements), with all RSUs vesting in full and all PRSUs vesting at target if the qualifying termination occurs prior to the last day of the performance period and based on actual performance if a qualifying termination occurs on or after the last day of the performance period but prior to scheduled vesting date. All of our NEO’s stock options have vested. Stock options may be exercised at any time during the 12 months following the NEO’s termination or the original ten-year term of the option, if earlier.
Payments upon qualifying severance
Broad-based cash severance payments: Each NEO is covered under the company’s broad-based U.S. Bank Severance Pay Program, which provides cash severance benefits upon a qualifying termination. Benefits under that program are based on an employee’s weekly compensation rate based on salary, years of service, position grade level, and, if applicable, target annual bonus percentage (prorated based on the number of months worked in the calendar year of a qualifying termination). Severance benefits are subject to the execution of a release in favor of the company and certain post-termination restrictions. In no case will total severance pay under the U.S. Bank Severance Pay Program exceed (x) two times the individual’s cash compensation during the year immediately preceding employment termination or (y) 52 times the individual’s weekly compensation rate based on salary plus any prorated target annual bonus percentage. Except as otherwise determined by the Board’s Compensation and Human Resources Committee, participants in the Executive CIC Severance Plan (which was adopted on January 27, 2026) are not permitted to receive severance benefits under both that plan and another Company severance plan, program, arrangement or agreement. If they had experienced a qualifying termination on December 31, 2025, cash severance amounts under the U.S. Bank Severance Pay Program would have been payable in the following amounts for each NEO: (i) Ms. Kedia, $3,900,000; (ii) Mr. Cecere, $6,300,000; (iii) Mr. Stern, $2,408,654; (iv) Ms. Richard, $2,200,000; (v) Mr. Philipson, $1,896,154; and (vi) Mr. Barcelos, $1,552,500.
Effect on equity awards: If an NEO has been continuously employed since the grant date and (i) has a qualifying severance defined as a qualifying termination under the Severance Pay Program at least six months from the grant date of the applicable award and (ii) the scheduled vesting dates of the award are on or before the second anniversary date of the qualifying severance, then any unvested PRSUs and RSUs would continue to vest as though the NEO had remained employed through the second anniversary of the qualifying severance and the final number of any PRSUs would be determined based on actual performance during the applicable performance period. For Mr. Cecere and Ms. Richard, who have met the definition of retirement eligibility under applicable equity awards, all unvested PRSUs and RSUs (other than Ms. Richard’s 2025 retention RSU award) would continue to vest per the award schedule and have the same values included for each under the “Payments upon death” column in the table below (assuming target performance for PRSUs granted in 2024 and 2025).
Unvested equity awards continue to be subject to the applicable award terms, including any confidentiality and non-solicitation agreement between the company and the NEO, performance-based cancellation provisions, and applicable recovery or clawback provisions. Noncompliance with the terms of such agreement may result in the forfeiture of unvested and/or unsettled amounts. If each of the following NEO’s employment had terminated due to a qualifying severance under the U.S. Bank Severance Pay Program on December 31, 2025, the values of their PRSU and RSU awards that would continue to vest per schedule were as follows (see footnote 2 below for calculation assumptions): (i) Ms. Kedia, $13,516,675; (ii) Mr. Stern, $4,128,623; (iii) Mr. Philipson, $3,611,512; and (iv) Mr. Barcelos, $5,711,761.
Payments upon early retirement
The benefit amounts for each NEO in the Pension benefits table above assume that each applicable NEO will reach his or her retirement age. Due to the level of discount rates, the present value of early retirement benefits commencing immediately would exceed the values in the Pension benefits table by the following amounts: (i) Ms. Kedia, $20,258; (ii) Mr. Stern, $25,534; (iii) Ms. Richard, $24,385; (iv) Mr. Philipson, $65,127; and (v) Mr. Barcelos, $10,671. Mr. Cecere has reached his

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normal retirement age so there is no early retirement benefit. As Mses. Kedia and Richard and Messrs. Stern, Philipson and Barcelos have not yet attained age 62, only their qualified retirement benefits can be accelerated.
Quantification of estimated payments and benefits
The following table shows potential annual cash payments to the NEOs upon disability and the potential benefits the NEOs could accrue through accelerated equity vesting upon death or involuntary termination of employment (other than for cause) following a change-in-control of U.S. Bancorp. No information regarding pension amounts payable to the NEOs is shown in the following table; applicable pension amounts payable to NEOs are discussed above under the heading “Pension benefits.”
Except as otherwise specified below, the amounts shown assume that termination was effective as of December 31, 2025 (the last business day of the year), and are estimates of the amounts that would be paid to the NEOs upon termination, in addition to the base salary and cash incentive payments earned by them during 2025. The actual amounts to be paid can only be determined at the time of an NEO’s termination.
Potential payments upon disability, death or termination after a change-in-control
Name	Type of payment	Annual cash disability payments ($)	Payments upon death ($)1	Payments upon involuntary termination (other than for cause) after a change-In-control ($)
Gunjan Kedia	Base pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	24,097,963	24,097,963
	Total	150,000	24,097,963	24,097,963
Andrew Cecere	Base pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	34,702,089	34,702,089
	Total	150,000	34,702,089	34,702,089
John C. Stern	Base pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	6,674,429	6,674,429
	Total	150,000	6,674,429	6,674,429
Jodi L. Richard	Base pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	15,120,090	15,120,090
	Total	150,000	15,120,090	15,120,090
Stephen L. Philipson	Base Pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	6,411,898	6,411,898
	Total	150,000	6,411,898	6,411,898
Elcio R.T. Barcelos	Base pay	150,000	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs2	—	8,172,724	8,172,724
	Total	150,000	8,172,724	8,172,724
Terrance R. Dolan	Base pay	—	—	—
	Bonus	—	—	—
	Unvested RSUs and PRSUs3	—	12,141,763	—
	Total	—	12,141,763	—

1.
See footnote 2 to the Pension benefits table for additional information about amounts payable to each NEO in the event of their death prior to reaching retirement age.

2.
Value determined by multiplying the number of units by $53.36, the closing market price of a share of our common stock on December 31, 2025. PRSU values reflect actual payout for PRSUs granted in 2023 and target payout for PRSUs granted in 2024 and 2025, as applicable.

3.
Value determined by multiplying the number of units by $42.26, the closing market price of a share of our common stock on March 28, 2025, the business day prior to Mr. Dolan’s death. PRSU values reflect target payout for PRSUs granted in each of 2023, 2024 and 2025.

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Pay ratio

Total compensation amounts and ratio for 2025
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship between the annual total compensation of our employees and the annual total compensation of Gunjan Kedia, our CEO.
▶
The median of the annual total compensation of all employees of our company other than the CEO was $95,307 in 2025.

▶
The annual total compensation for our CEO, as reported in the “Summary compensation table”, was $16,674,515 for 2025. Due to having more than one non-concurrent CEO serving during the 2025 fiscal year, we elected to calculate the annual total compensation for our current CEO as of December 31, 2025, by annualizing her base compensation and non-equity incentive plan compensation, while using the current stock awards aligning with the “Summary compensation table,” and adding the amount spent on health and welfare benefits generally available to all employees. Computing the annualized total CEO compensation under this method provides the closest accurate estimation to Ms. Kedia’s compensation as CEO, had she been in the position for a full year. The annualized total compensation for our CEO for 2025 using this methodology was $16,980,162 in 2025.

▶
The resulting ratio of the annual total compensation of our median employee to the annual total compensation of our CEO for 2025 is 1:178.

The ratio stated above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In making this pay ratio disclosure, other companies may use assumptions, estimates, and methodologies different than ours; as a result, the foregoing information may not be directly comparable to the information provided by other companies in our peer group or otherwise.
Median employee identification and compensation calculation
As allowed by Item 402(u) of Regulation S-K, we are using the same median employee for our 2025 pay ratio disclosure as we used for our 2023 and 2024 pay ratio disclosure because there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. The determination of our median employee was made in 2023 using the methodology described below.
We identified our median employee based on compensation paid during 2023 to all of our U.S.-based employees, other than our CEO, who were employed by us on December 31, 2023. We considered any person to whom we delivered a Form W-2 Wage and Tax Statement (Form W-2) for services performed in 2023 to be a U.S.-based employee, which includes full-time, part-time, and temporary workers. For purposes of determining the compensation paid to the employees under consideration, we used earnings subject to Medicare tax as reported in Box 5, “Medicare wages and tips,” on each employee’s 2023 Form W-2. We did not annualize the compensation of anyone who was employed by us for only part of the year.
In accordance with the “de minimis” exemption provided in Item 402(u) of Regulation S-K, we excluded from consideration all of our non-U.S. employees. As of December 29, 2023, the last business day of the year in which we identified our median employee, we had 3,217 non-U.S. employees, representing approximately 4.3% of our total U.S. and non-U.S. workforce of approximately 75,465 active employees on that date. The excluded employees worked in the following jurisdictions: Ireland (1,141), Poland (1,020), United Kingdom (502), Canada (202), Spain (136), Lithuania (77), Luxembourg (55), Germany (50), Norway (21), Sweden (12), and Cayman Islands (1).
Our median employee’s 2025 total compensation includes the amount spent on health and welfare benefits generally available to all employees and was determined in the same manner that we determined the CEO’s compensation for purposes of this pay ratio disclosure.
CEO compensation calculation
Gunjan Kedia served as our CEO for most of 2025, including on December 31, 2025, and we consider her to be our 2025 CEO for purposes of this pay ratio calculation. To calculate Ms. Kedia’s annual total compensation as CEO for purposes of this pay ratio calculation, we assumed that the cash compensation arrangements that became effective when she began serving as CEO on April 15, 2025 were in place starting on January 1, 2025 (annual base salary of $1,200,000 and annualized target annual incentive award value of $3,300,000). Based on the bonus funding percentage of 105.4% that was applied to her target award amount for 2025 performance, her annualized non-equity incentive plan compensation for a full year of service as CEO would have been $3,478,200, and we included this amount in her annual total compensation.

72	U.S. Bancorp 2026 Proxy Statement

Executive compensation

Pay versus performance

As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain company financial performance metrics. For further information concerning our compensation philosophy and how we align executive compensation with company financial performance, refer to the “Compensation discussion and analysis” section of this proxy statement.
The following table provides information showing the relationship during 2025, 2024, 2023, 2022, and 2021 between (1) executive compensation “actually paid” (as defined by SEC rules and further described below) to (a) our current principal executive officer or PEO (also referred to as our current CEO), (b) our former PEO (also referred to as our former CEO), and (c) our non-PEO named executive officers (also referred to below as other NEOs), on an average basis, and (2) the company’s financial performance. We have identified adjusted Return on Tangible Common Equity (Adjusted ROTCE) as our Company-Selected Measure that represents, in our view, the most important financial measure used to link compensation actually paid for 2025 to our performance. Adjusted ROTCE has a material impact on CEO and NEO compensation because it is used to calculate performance-based long-term incentive awards beginning for 2025, as described in the “Compensation discussion and analysis” section above.
Year	Summary compensation table total for current PEO1 ($)	Compensation actually paid to current PEO1, 7 ($)	Summary compensation table total for former PEO2, 7 ($)	Compensation actually paid to former PEO2, 7 ($)	Average summary compensation table total for non-PEO named executive officers3 ($)	Average compensation actually paid to non-PEO named executive officers3, 7 ($)	Value of initial fixed $100 investment based on:		Net income ($ in millions)5	Adjusted ROTCE6
							Total shareholder return ($)	Peer Group total shareholder return4 ($)
2025	16,674,515	21,430,988	19,054,648	21,253,618	6,573,350	7,413,302	142	196	7,570	17.98%
2024	—	—	19,339,327	22,927,793	7,711,887	8,245,789	122	148	6,299	17.97%
2023	—	—	22,916,957	19,239,627	5,566,902	5,873,734	105	108	5,429	22.38%
2022	—	—	16,157,514	14,217,402	5,859,631	5,004,351	101	109	5,825	21.17%
2021	—	—	19,166,276	21,662,399	5,810,359	7,353,727	124	138	7,963	17.15%

1.
Gunjan Kedia began serving as our CEO on April 15, 2025.

2.
Andrew Cecere served as our CEO between January 1, 2025 to April 15, 2025 and for the entirety of 2024, 2023, 2022, and 2021.

3.
The other NEOs included in this calculation for each year are:

2025 — John C. Stern, Jodi L. Richard, Stephen L. Philipson, Elcio R.T. Barcelos and Terrance R. Dolan.
2024 — John C. Stern, Gunjan Kedia, Terrance R. Dolan, Shailesh M. Kotwal and Timothy A. Welsh
2023 — Terrance R. Dolan, John C. Stern, Gunjan Kedia, Shailesh M. Kotwal, Timothy A. Welsh and Jeffry H. von Gillern
2022 — Terrance R. Dolan, Jeffry H. von Gillern, Gunjan Kedia and Timothy A. Welsh
2021 — Terrance R. Dolan, Jeffry H. von Gillern, Gunjan Kedia and Shailesh M. Kotwal
4.
For purposes of calculating the peer group TSR, the KBW Bank Index (Peer Group TSR) was used pursuant to Item 201(e) of Regulation S-K and is reflected in our 2025 Annual Report to Shareholders. In accordance with applicable SEC rules, the Peer Group TSR was calculated on a market capitalization weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR for both the company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2020, through and including the end of the fiscal year for which TSR is being presented in the table. TSR calculations reflect reinvestment of dividends.

5.
Net income attributable to U.S. Bancorp as reported in the company’s consolidated financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2021, 2022, 2023, 2024, and 2025.

6.
Adjusted ROTCE is a non-GAAP financial measure. As discussed on page 49 in the “Compensation discussion and analysis” section, adjusted ROTCE is calculated by adjusting the company’s reported ROTCE results to exclude notable items that are extraordinary, unusual or related to acquisitions, such as discontinued operations, changes in applicable accounting rules or principles, acquisitions, mergers or restructuring costs, and adjustments related to the impact of the CECL accounting standard. The adjustments eliminate the volatility of the accounting standard related to changes in the allowance for credit losses, while including net charge-offs related to actual credit losses experienced.

U.S. Bancorp 2026 Proxy Statement	73

Executive compensation

7.
The dollar amounts reported in these columns represent the amounts of compensation actually paid to our PEO and average compensation actually paid to our other NEOs, as applicable. Compensation actually paid does not necessarily represent cash and/or equity value transferred to our PEO or any other NEO without restriction, but rather is a value calculated in accordance with applicable SEC rules. The additional table below sets forth each of the amounts required by applicable SEC rules to be deducted from and added to the amount of total compensation as reflected in the “Summary compensation table”, to calculate compensation actually paid. Equity award values are calculated in accordance with FASB ASC Topic 718 and PRSUs are earned based on specified performance-criteria. For purposes of calculating the fair value amounts for PRSUs in the table below, (i) total fair value as of year-end is based on the probable outcome of the PRSUs using data through year-end, and (ii) total fair value as of the vesting date is based on the number of shares actually earned based on performance. There were no other assumptions made in the valuation of equity awards, including RSUs and stock options, which differ materially from those disclosed as of the grant date of such equity awards.

	2025
	Current PEO	Former PEO	Other NEOs average
Summary compensation table total	$16,674,515	$19,054,648	$6,573,350
DEDUCT: Fair value of equity awards granted during covered fiscal year	$11,499,996	$10,999,969	$4,280,002
ADD: Year-end fair value of outstanding and unvested equity awards granted during the covered fiscal year	$14,967,971	$13,850,120	$4,035,524
ADD: Change in fair value of outstanding and unvested equity awards granted in prior fiscal years	$1,712,198	$3,590,278	$566,266
ADD: Fair value as of vesting date of equity awards granted and vested in covered fiscal year	$0	$0	$949,667
ADD: Change in fair value as of vesting date of equity awards granted in prior years that vested in the covered fiscal year	$(48,003)	$(117,594)	$(270,305)
DEDUCT: Year-end fair value for any equity awards granted in any prior fiscal year that failed to meet applicable vesting conditions during the covered fiscal year	$0	$0	$0
DEDUCT: Change in actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans reported in Summary compensation table	$453,208	$5,086,461	$278,058
ADD: Pension service cost attributable to (i) services rendered during the covered fiscal year and (ii) any change in pension value attributable to plan amendments made in the covered fiscal year	$77,511	$962,596	$116,860
Compensation actually paid	$21,430,988	$21,253,618	$7,413,302
Financial performance measures
As discussed in the “Compensation discussion and analysis”, our executive compensation program and compensation decisions reflect the guiding principles of aligning long-term performance with shareholder interests. The metrics used within our incentive plans are selected to support these objectives. The most important financial performance measures used by the company to link compensation actually paid to the company’s NEOs for the most recently completed fiscal year to the company’s performance are as follows:
▶
Total Shareholder Return (TSR)

▶
Adjusted ROTCE*

▶
Adjusted ROE*

▶
Adjusted EPS*

▶
Corporate Pretax Income

▶
Business Line Pretax Income

*
Non-GAAP financial measures; see footnote 6 above for information on the calculation of Adjusted ROTCE. As discussed in more detail on pages 45-46 in the “Compensation discussion and analysis”, Adjusted EPS is calculated from company reported EPS results, and adjusted to account for notable items that are unusual or related to acquisitions, including merger-related charges, and variation in our loan loss reserve in connection with our adoption of the CECL accounting standard in January 2020. Our adoption of CECL creates the potential for significant accounting volatility and uncertainty with respect to the loan loss reserve that is often dependent upon a number of judgmental factors and economic assumptions. In an effort to measure performance based on actual credit losses, the company excludes changes in the allowance driven by these factors and includes net charge-offs in the determination. Like Adjusted EPS, Adjusted ROTCE and Adjusted ROE are each calculated by adjusting the company’s reported results to exclude notable items that are unusual or related to acquisitions, such as merger-related charges and adjustments related to the impact of the CECL accounting standard. The adjustments eliminate the volatility of the accounting standard related to changes in the allowance for credit losses, while including net charge-offs related to actual credit losses experienced.

74	U.S. Bancorp 2026 Proxy Statement

Executive compensation

Analysis of the information presented in the “Pay versus performance” table
While the company utilizes several performance measures to align executive compensation with company performance, not all of those company measures are presented in the “Pay versus performance” table set forth above. Moreover, the company generally seeks to incentivize positive long-term performance and, therefore, does not specifically align the company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v), the company is providing the following descriptions of the relationships between information presented in the “Pay versus performance” table.

TSR:
TSR has the most direct and significant impact on CEO and NEO compensation actually paid. This is primarily driven by our compensation program design, which is structured with a significant portion of compensation at-risk, through RSUs and PRSUs. At least 72% of our current CEO compensation and more than 55% of other current NEO compensation is directly impacted by TSR. The accompanying graphs show the relationship between (1) compensation actually paid to our current CEO, compensation actually paid to our former CEO, and the average of the compensation actually paid to our other NEOs and our cumulative TSR and (2) our cumulative TSR and peer group TSR, over the five fiscal years ending December 31, 2025.

Compensation actually paid vs. company TSR
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Compensation actually paid ($000s)
$150
$140
$130
$120
$110
$100
$90
$80
TSR return on investment of $100
$21,662
$124
$7,354
$14,217
$101
$5,004
$19,240
$105
$5,874
$22,928
$122
$8,246
$21,431
$21,254
$142
$7,413
2021
2022
2023
2024
2025
Comp Actually Paid to current CEO
Comp Actually Paid to former CEO
Avg Comp Actually Paid to NEOs
Company TSR

Company TSR vs. peer group TSR
TSR return on investment of $100
$210
$190
$170
$150
$130
$110
$90
$70
2021
2022
2023
2024
2025
$138
$124
$109
$101
$108
$105
$148
$122
$196
$142
Company TSR
Peer group TSR

U.S. Bancorp 2026 Proxy Statement	75

Executive compensation

Compensation actually paid vs. net income
Compensation actually paid ($000s)
Net income ($000,000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$21,662
$7,963
$7,354
$14,217
$5,825
$5,004
$19,240
$5,429
$5,874
$22,928
$6,299
$8,246
$21,431
$21,254
$7,570
$7,413
2021
2022
2023
2024
2025
Comp Actually Paid to current CEO
Comp Actually Paid to former CEO
Avg Comp Actually Paid to NEOs
Net Income

Net income:
The accompanying graph shows the relationship between compensation actually paid to our current CEO, compensation actually paid to our former CEO, and the average of the compensation actually paid to our other NEOs and net income attributable to U.S. Bancorp over the five fiscal years ending December 31, 2025 as reported in the company’s consolidated financial statements.

Adjusted ROTCE*:
Adjusted ROTCE is the company-selected measure of the return generated by the company on shareholders’ investment. As the core metric used to link company performance to compensation actually paid, adjusted ROTCE has a material impact on CEO and NEO compensation because it is used to calculate performance-based long-term incentive results. The company has currently and historically had high ROTCE performance relative to peer institutions in our financial peer group. The accompanying graph shows the relationship between compensation actually paid to our current CEO, compensation actually paid to our former CEO, and the average of the compensation actually paid to our other NEOs and our adjusted ROTCE over the five fiscal years ending December 31, 2025.
*
Non-GAAP financial measure. See footnote 6 above for information on the calculation of Adjusted ROTCE.

Compensation actually paid vs. adjusted ROTCE
Compensation actually paid ($000s)
Adjusted ROTCE
$25,000
$20,000
$15,000
$10,000
$5,000
$0
23.00%
22.00%
21.00%
20.00%
19.00%
18.00%
17.00%
16.00%
15.00%
14.00%
$21,662
$7,354
17.15%
$14,217
$5,004
21.17%
$19,240
$5,874
22.38%
$22,928
$8,246
17.97%
$21,431
$21,254
$7,413
17.98%
2021
2022
2023
2024
2025
Comp Actually Paid to current CEO
Comp Actually Paid to former CEO
Avg Comp Actually Paid to NEOs
Adjusted ROTCE

76	U.S. Bancorp 2026 Proxy Statement

Director compensation

Director compensation
Determining compensation for non-employee directors
The Compensation and Human Resources Committee retained its independent compensation consultant to provide advice regarding non-employee director compensation in 2025. Before recommending a non-employee director compensation program to the independent members of the Board for approval, the committee reviewed director compensation information for our compensation peer group companies to assess the alignment of our compensation package with market practice and current trends. The detailed peer data that was reviewed included information about compensation paid per director, compensation amounts attributable to various compensation components, committee fee structures, lead independent director retainer and additional retainers paid to committee chairs.
Cash compensation for Board and committee service during the April 2025 — April 2026 term
Our non-employee directors received the following cash fees for serving on the Board and committees this term:
Retainer
Annual retainer for service on the Board	$100,000
Additional annual retainer for Lead Independent Director	$50,000
Additional annual retainer for chairs of Compensation and Human Resources, Governance, and the former Public Responsibility Committees	$30,000
Additional annual retainer for chairs of Audit and Risk Management Committees	$45,000
Additional annual retainer for chair of the former Cybersecurity and Technology Subcommittee*	$25,000
Additional annual retainer for other members of Audit and Risk Management Committees	$20,000

*
Effective January 1, 2026, the Board established an annual retainer of  $35,000 for the chair of the Board’s new Technology Committee.

In addition, each non-employee director received $1,500 for attendance at each meeting that was not a regularly scheduled Board or committee meeting and each meeting of a special committee/subcommittee, including the former Cybersecurity and Technology Subcommittee (other than the chair).
Equity award for Board service during the April 2025 — April 2026 term
Each non-employee director received an annual award of restricted stock units with a grant date fair value of approximately $185,000 under the U.S. Bancorp 2024 Stock Incentive Plan. The restricted stock units were fully vested at the time of grant, but the underlying shares will not be delivered until the director ceases to serve on the Board. Each non-employee director may elect to have all of his or her shares delivered promptly following cessation of service or to have the shares delivered in ten annual installments. Each non-employee director is entitled to receive additional fully vested restricted stock units having a fair market value equal to the amount of dividends he or she would have received had restricted stock been awarded instead of restricted stock units.
Director stock ownership requirements
The Compensation and Human Resources Committee has established stock ownership requirements for each non-employee director equal to five times the value of the annual cash retainer. New directors must satisfy this minimum ownership level within five years of joining the Board. As of December 31, 2025, all of the directors serving at that time were in compliance with our stock ownership guidelines or were on track to be in compliance by the end of his or her five-year compliance period.
Deferred compensation plan participation
Under the U.S. Bank Outside Directors Deferred Compensation Plan (2005 Statement) (the Director Deferred Compensation Plan), our non-employee directors may elect to defer all or a part of their cash fees. Cash fees that are deferred are deemed to be invested in one of several investment funds, including a U.S. Bancorp common stock fund, as selected by the participant.
The terms and investment alternatives of the Director Deferred Compensation Plan are substantially the same as those of the Executive Deferred Compensation Plan, except the U.S. Bancorp stock fund is generally paid in shares. See “Executive compensation — Nonqualified deferred compensation” above for the rates of return for 2025 for each of these investment options (also known as measurement funds).

U.S. Bancorp 2026 Proxy Statement	77

Director compensation

Director compensation for fiscal year 2025
The following table shows the compensation of the individuals who served as non-employee members of our Board of Directors during any part of fiscal year 2025.
Name1	Fees earned or paid in cash ($)	Stock awards ($)2	All other compensation ($)	Total ($)
Warner L. Baxter	146,500	185,003	—	331,503
Dorothy Bridges	124,500	185,003	—	309,503
Elizabeth L. Buse	121,500	185,003	10,000(3)	316,503
Alan B. Colberg	121,500	185,003	—	306,503
Kimberly N. Ellison-Taylor	124,500	185,003	5,000(3)	314,503
Aleem Gillani	141,500	185,003	5,000(3)	331,503
Kimberly J. Harris5	—	—	—	—
Roland A. Hernandez	181,500(4)	185,003	—	366,503
Richard P. McKenney	134,500(4)	185,003	5,000(3)	324,503
Yusuf I. Mehdi	146,500	185,003	—	331,503
Loretta E. Reynolds	127,500	185,003	—	312,503
John P. Wiehoff	149,500(4)	185,003	—	334,503
Scott W. Wine6	1,500(4)	—	—	1,500

1.
Gunjan Kedia, our Chief Executive Officer and President, and Andrew Cecere, our executive Chairman, did not receive any compensation for their services as directors. Their compensation is set forth in the Summary Compensation Table above.

2.
The amounts in this column are calculated based on the fair market value of our common stock on the date the grant was made in accordance with FASB ASC Topic 718. Each non-employee director elected at the 2025 annual meeting received a grant of 4,843 restricted stock units on April 17, 2025, with a grant date fair value of  $185,003.

No non-employee director held any stock options as of December 31, 2025. The non-employee directors held restricted stock units as of December 31, 2025, as follows:
Name	Restricted stock units
Mr. Baxter	45,508
Ms. Bridges	33,318
Ms. Buse	34,677
Mr. Colberg	16,936
Ms. Ellison-Taylor	23,127
Mr. Gillani	8,714
Ms. Harris	7,128
Name	Restricted stock units
Mr. Hernandez	67,952
Mr. McKenney	36,897
Mr. Mehdi	34,677
Ms. Reynolds	17,788
Mr. Wiehoff	27,940
Mr. Wine	27,898

3.
Represents matching contributions under our charitable matching gifts program, which is available to all of our directors and provides matching charitable donations of up to $5,000 per year to qualified non-profit organizations, schools and educational institutions. Ms. Buse made charitable contributions in each of 2024 and 2025 for which matching contribution amounts were paid in 2025.

4.
Messrs. Hernandez, McKenney, Wiehoff and Wine chose to defer their cash fees under the Director Deferred Compensation Plan.

5.
Ms. Harris retired from our Board on March 24, 2025.

6.
Mr. Wine retired from our Board on April 15, 2025.

78	U.S. Bancorp 2026 Proxy Statement

Audit Committee report and payment of fees to auditor (independent registered public accounting firm)

Audit Committee report and payment of fees to auditor (independent registered public accounting firm)
Audit Committee report
The consolidated financial statements of U.S. Bancorp for the year ended December 31, 2025, were audited by Ernst & Young LLP (EY), independent registered public accounting firm (independent auditor) for U.S. Bancorp.
As part of its activities, the Audit Committee has:
1.
Reviewed and discussed with management the audited financial statements of U.S. Bancorp;

2.
Discussed with the independent auditor the matters required to be discussed under Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the U.S. Public Company Accounting Oversight Board (PCAOB), Statement of Auditing Standards No. 2401 (Consideration of Fraud in a Financial Statement Audit), and under the SEC, PCAOB and NYSE rules;

3.
Received the written disclosures and letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence; and

4.
Discussed with the independent auditor its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of U.S. Bancorp for the year ended December 31, 2025, be included in U.S. Bancorp’s 2025 Annual Report on Form 10-K filed with the SEC.
Audit Committee of the Board of Directors of U.S. Bancorp
Warner L. Baxter, Chair
Alan B. Colberg
Kimberly N. Ellison-Taylor
Aleem Gillani

Fees to independent auditor
The following aggregate fees were billed to us for professional services by EY for fiscal years 2025 and 2024:
($ in millions)	2025	2024
Audit fees	$18.0	$17.2
Audit-related fees	8.9	7.7
Tax fees	6.6	7.2
All other fees(1)	0.3	0.0
Total	$33.8	$32.1

1.
Fees for all other services billed to us by EY were less than $50,000 in 2024.

Audit fees: Audit fees consist of fees billed to us by EY for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K, reviews of our financial statements included in each of our Quarterly Reports on Form 10-Q, and audits of financial statements of our subsidiaries required by regulation, as well as procedures required by regulators, comfort letters, consents and assistance provided with our regulatory filings.
Audit-related fees: Audit-related fees consist of fees billed to us by EY for services traditionally performed by the independent auditor such as audits of pension and other employee benefit plan financial statements, audits of the financial statements of certain of our subsidiaries and affiliated entities, reviews of internal controls not related to the audit of our consolidated financial statements, and internal control reports for various lines of business to support their customers’ business requirements. These services are normally provided in connection with the recurring audit engagement.
Tax fees: Tax fees consist of fees billed to us by EY for tax compliance and review, tax planning and other tax services. The aggregate fees billed for tax compliance and review services, including the preparation of and assistance with federal, state and local income tax returns, sales and use filings, and foreign and other tax compliance, provided to us by EY was

U.S. Bancorp 2026 Proxy Statement	79

Audit Committee report and payment of fees to auditor (independent registered public accounting firm)

$4.5 million and $5.1 million in 2025 and 2024, respectively. In addition to fees being paid for tax compliance services, we paid $2.1 million in both 2025 and 2024 for tax planning and other tax services provided to us by EY.
All other fees: Other fees billed to us by EY in 2025 and 2024 primarily related to advisory services associated with market data insights.
Administration of engagement of independent auditor
The Audit Committee is responsible for appointing, compensating, retaining and overseeing the work of our independent auditor, including approving the services provided by the independent auditor and the associated fees. The Audit Committee has established a policy for pre-approving the services provided by our independent auditor in accordance with the auditor independence rules of the SEC and the PCAOB. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditor and an annual review of the financial plan for audit fees. To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by our independent auditor and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditor during the year.
As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our Controller or Chief Risk Officer. These requests are required to include information on the nature of the particular service to be provided, estimated related fees and management’s assessment of the impact of the service on the auditor’s independence. The Audit Committee has delegated to its chair pre-approval authority between meetings of the Audit Committee. Any pre-approvals made by the chair must be reported to the Audit Committee. The Audit Committee will not delegate to management the pre-approval of services to be performed by our independent auditor.
All of the services provided by our independent auditor in 2025 and 2024, including services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit Committee under its pre-approval policies after consideration of any impact of these services on the auditor’s independence.

80	U.S. Bancorp 2026 Proxy Statement

Proposal 3 — Ratification of selection of independent registered public accounting firm

Proposal 3 — Ratification of selection of independent registered public accounting firm
The Audit Committee has selected EY as our independent registered public accounting firm (independent auditor) for the 2026 fiscal year. EY began serving as our independent auditor for the fiscal year ended December 31, 2003. Our Audit Committee has carefully considered the selection of EY as our independent auditor and has also considered whether there should be regular rotation of the independent external audit firm.
The Audit Committee annually reviews EY’s independence and performance in connection with the committee’s determination of whether to retain EY or engage another firm as our independent auditor. In determining whether to reappoint EY as U.S. Bancorp’s independent auditor, the Audit Committee took into consideration a number of factors, including:
▶
the qualifications of EY, the lead audit partner, and other key personnel;

▶
the length of time the firm has been engaged;

▶
the quality of the historical and recent performance on the U.S. Bancorp audit;

▶
EY’s capability and expertise in handling the breadth and complexity of our operations;

▶
external data on audit quality and performance, including the results of PCAOB inspection reports on EY and EY’s response to the matters raised in those reports, as well as actions to continue to enhance the quality of its audit practices;

▶
the appropriateness of EY’s fees on an absolute basis and as compared to peer firms; and

▶
the advisability and potential impact of selecting a different independent audit firm.

In accordance with SEC rules and company policies, lead and concurring audit partners are subject to a maximum of five years of service in that capacity. The process for selecting the audit firm’s lead engagement partner involves meetings with the candidates for the role by management; review and discussion with the chair of the Audit Committee, who meets with selected candidates; and further discussion with the full committee.
The members of the Audit Committee believe the continued retention of EY to serve as our independent auditor is in the best interests of our company and its shareholders. While we are not required to do so, we are submitting the selection of EY to serve as our independent auditor for the 2026 fiscal year for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of EY are expected to attend the annual meeting, will be available to answer shareholder questions, and will have the opportunity to make a statement if they desire to do so.
FOR
The Board of Directors recommends that you vote “FOR” ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of U.S. Bancorp for the 2026 fiscal year.

U.S. Bancorp 2026 Proxy Statement	81

Security ownership of certain beneficial owners and management

Security ownership of certain beneficial owners and management
The following tables show how many shares of our common stock were beneficially owned as of February 2, 2026, by each current director and director nominee, each of the NEOs for whom we are required to disclose ownership information under applicable SEC rules, all of our directors and executive officers as a group, and each person who is known by us to beneficially own more than 5% of our voting securities.
Unless otherwise noted, the shareholders listed in the tables have sole voting and investment power with respect to the shares of common stock owned by them. None of the shares beneficially owned by our directors or executive officers is subject to any pledge, in accordance with our company policy prohibiting them from pledging or hedging our common stock.
Directors and executive officers
Name of beneficial owner	Outstanding shares of common stock1	Options exercisable within 60 days of February 2, 2026	Restricted stock units2	Deferred compensation3	Total	Percent of common stock
Elcio R.T. Barcelos	56,791	—	54,920		111,711	*
Warner L. Baxter	—	—	45,946	—	45,945	*
Dorothy Bridges	—	—	33,639	—	33,639	*
Elizabeth J. Buse	—	—	35,011	—	35,011	*
Andrew Cecere	1,179,743	102,251	251,083	—	1,533,077	*
Alan B. Colberg4	10,050	—	17,100	—	27,150	*
Kimberly N. Ellison-Taylor	—	—	23,349	—	23,349	*
Aleem Gillani	15,000	—	8,798	—	23,798	*
Roland A. Hernandez	—	—	68,606	27,491	96,097	*
Gunjan Kedia	185,641	27,267	110,687	—	323,595	*
Richard P. McKenney	20,000	—	37,252	31,491	88,743	*
Yusuf I. Mehdi	—	—	35,011	—	35,011	*
Stephen L. Philipson4	21,848		37,202		59,050	*
Loretta E. Reynolds	—	—	17,960	—	17,960	*
Jodi L. Richard	73,485		73,353		146,838	*
John C. Stern	41,854	—	21,456	—	63,310	*
John P. Wiehoff	—	—	28,209	23,734	51,943	*
All directors and executive officers as a group (23 persons)4	1,928,035	169,568	1,082,101	82,716	3,281,724	*
* Indicates less than 1%.
1.
Common stock
Includes the following shares beneficially owned by the indicated director or executive officer:

▶
for Mr. Cecere, includes 15,155 shares held in the U.S. Bank 401(k) Savings Plan;

▶
for Mr. Philipson, includes 504 shares held in the U.S. Bank 401(k) Savings Plan; and

▶
for all directors and executive officers as a group, includes 16,117 shares held in the U.S. Bank 401(k) Savings Plan for the accounts of certain executive officers.

82	U.S. Bancorp 2026 Proxy Statement

Security ownership of certain beneficial owners and management

2.
Restricted stock units
RSUs (including PRSUs earned based on the applicable performance criteria over the three-year performance period held by our executive officers) are distributable in an equivalent number of shares of our common stock upon settlement. RSUs granted to our officers are settled as they vest, and RSUs granted to our directors are immediately vested but do not settle until the director ceases to serve on the Board. The number of RSUs and PRSUs that were vested but not yet settled as of February 2, 2026, or that vest within 60 days of February 2, 2026, is included in this column.

3.
Deferred compensation
Certain of our directors have deferred cash compensation under our deferred compensation plans. Some of these deferred amounts will be paid out in shares of our common stock upon the director’s termination of service with U.S. Bancorp. The directors have no voting or investment power as to these shares. The number of shares to which the directors would have been entitled had their service with U.S. Bancorp been terminated as of February 2, 2026, is included in this column.

4.
Depositary Shares
As of February 2, 2026, Mr. Colberg also held 5,000 depositary shares, each representing a 1/25th interest in a share of U.S. Bancorp Series N Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock. As of February 2, 2026, Mr. Philipson also held 26 depositary shares, each representing a 1/1000th interest in a share of U.S. Bancorp Series M Non-Cumulative Perpetual Preferred Stock. Mr. Colberg and Mr. Philipson are the only directors or executives who own depositary shares representing the company’s preferred stock.

Principal shareholders
Name of beneficial owner	Shares of common stock	Percent of common stock
The Vanguard Group1	134,858,056	8.7%
BlackRock, Inc.2	108,476,982	7.0%

1.
The Vanguard Group
Based on Amendment No. 9 to Schedule 13G filed with the SEC on February 13, 2024 (the most recent Schedule 13G or amendment thereto filed by The Vanguard Group), by The Vanguard Group, on behalf of itself and certain of its subsidiaries. The Vanguard Group has shared voting power over 2,001,827 shares, sole dispositive power over 127,938,541 shares and shared dispositive power over 6,919,515 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

2.
BlackRock, Inc.
Based on Amendment No. 14 to Schedule 13G filed with the SEC on January 26, 2024 (the most recent Schedule 13G or amendment filed by BlackRock, Inc.), by BlackRock, Inc., on behalf of itself and certain of its subsidiaries. BlackRock has sole voting power over 98,173,302 shares and sole dispositive power over 108,476,982 shares. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.

U.S. Bancorp 2026 Proxy Statement	83

Questions and answers about the annual meeting and voting

Questions and answers about the annual meeting and voting
Why did I receive the proxy materials?
We have furnished the proxy materials to you over the Internet or mailed you a printed copy of these materials because the Board of Directors of U.S. Bancorp is soliciting your proxy to vote your shares of our common stock at the annual meeting of shareholders to be held on April 21, 2026, or at any adjournments or postponements of the meeting.
What is a proxy?
It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” By providing your proxy, you will be designating Gunjan Kedia, our Chief Executive Officer and President, and Kathryn V. Purdom, our Corporate Secretary, as your proxy to cast your vote in accordance with your instructions at our 2026 annual meeting of shareholders.
What is the purpose of the meeting?
At our annual meeting, shareholders will act upon the matters outlined in the notice of annual meeting of shareholders and described in this proxy statement. Management will also report on our 2025 performance and, once the business of the annual meeting is concluded, respond to questions submitted in writing during or before the meeting.

How can I access the proxy materials and vote my shares?
The instructions for accessing the proxy materials and voting can be found in the information you received either by mail or e-mail. Depending on how you received the proxy materials, you may vote by Internet, telephone or mail. We encourage you to vote by Internet.
▶
If you are a shareholder who received an email directing you to the proxy materials or a notice by mail regarding the Internet availability of the proxy materials: You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail or notice. In order to access this material and vote, you will need the 16-digit control number provided in the e-mail or on the notice. You may vote by following the instructions in the email, on the notice or on the website.

▶
If you are a shareholder who received the proxy materials by mail: You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

How do I vote if my shares are held in the U.S. Bank 401(k) Savings Plan?
If you hold any shares in the U.S. Bank 401(k) Savings Plan, you are receiving, or being provided access to, the same proxy materials as any other shareholder. However, your proxy vote will serve as voting instructions to the plan trustee. Your voting instructions must be received at least five days prior to the annual meeting in order to count. In accordance with the terms of the plan, the trustee will vote all of the shares held in the plan in the same proportion as the actual proxy votes submitted by plan participants at least five days prior to the annual meeting.
Why did I receive a notice regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?
In accordance with rules adopted by the SEC, we are furnishing our proxy materials to our shareholders primarily over the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we reduce costs and lessen the environmental impact of our proxy solicitation. On or about March 10, 2026, we mailed a notice of Internet availability of the proxy materials to most of our shareholders. The notice contains instructions about how to access our proxy materials and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received a notice but would like to receive a paper copy of our proxy materials, please follow the instructions on the notice.
Who is entitled to vote at the meeting?
The Board has set February 24, 2026, as the record date for the annual meeting. If you were a shareholder at the close of business on February 24, 2026, you are entitled to vote at the meeting. As of the record date, 1,552,252,176 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

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Questions and answers about the annual meeting and voting

What are my voting rights?
Holders of our common stock are entitled to one vote per share. Therefore, a total of 1,552,252,176 votes are entitled to be cast at the meeting. There is no cumulative voting.
How many shares must be present to hold the meeting?
In accordance with our bylaws, shares equal to at least one-third of the voting power of our outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:
▶
you have properly submitted a proxy vote by Internet, telephone or mail, even if you abstain from voting on one or more matters; or

▶
you hold your shares in street name (as discussed below) and you provide voting instructions to your broker, bank, trust company or other nominee or you do not provide voting instructions but your broker, bank, trust company or other nominee uses its discretionary authority to vote your shares on the ratification of the selection of our independent registered public accounting firm.

What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust company or other nominee, then the broker, bank, trust company or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust company or other nominee how to vote their shares using the voting instruction form provided by it.
How do I attend the virtual meeting?
We are holding the 2026 Annual Meeting of Shareholders in a virtual-only format. You will not be able to attend the annual meeting at a physical location. The meeting will be held virtually at 11:00 a.m., central time, on Tuesday, April 21, 2026. Both shareholders and non-shareholders may attend our virtual meeting. However, you may vote your shares at the meeting, and ask questions of management before or at the meeting, only if you enter the meeting site as a shareholder. In order to attend the meeting, go to www.virtualshareholdermeeting.com/USB2026. If you are a shareholder of record or street name holder as of the record date, you may attend in your capacity as a shareholder by logging in with the 16-digit control number found on your proxy card, voting instruction form, or notice, as applicable.
If you lost your 16-digit control number or are not a shareholder, you will be able to attend the meeting by registering as a guest. If you experience any technical difficulties during the meeting, a toll-free number will be available on our virtual shareholder meeting site for assistance. If you are not able to attend the meeting, you will still be able to access an audio replay of the management presentation given at the meeting from our website. You can find instructions on how to access the replay and the presentation materials on our website at usbank.com by clicking on “About us”, “Investor relations”, “News & events” and then “Webcasts & presentations.”

How can I ask a question and vote at the virtual meeting?
We value questions from our shareholders. Shareholders who attend the meeting by entering the 16-digit control number may ask questions during the virtual meeting. Questions by those shareholders may be submitted in real time during the meeting at www.virtualshareholdermeeting.com/USB2026 or during the two-week period prior to the meeting by going to the website www.proxyvote.com and following the instructions for logging in that were included with your proxy card, voting instruction form, or notice. In order to allow all shareholders the ability to ask questions, we may limit each shareholder to two questions, whether submitted prior to or during the meeting.

Shareholders must also enter the meeting using their 16-digit control number in order to vote. Even if you currently plan to attend the virtual meeting, we recommend that you submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting. If you are a participant in the U.S. Bank 401(k) Savings Plan or hold your shares in street name, you may submit your vote as described above, but you may not vote your U.S. Bank 401(k) Savings Plan shares or shares held in street name during the meeting.
What if I am a shareholder of record and do not specify how I want my shares voted?
If you submit your proxy by Internet or submit a signed proxy card and do not specify how you want to vote your shares, we will vote your shares in accordance with the recommendations of the Board. Our telephone voting procedures do not permit you to submit your proxy vote by telephone without specifying how you want your shares voted.

U.S. Bancorp 2026 Proxy Statement	85

Questions and answers about the annual meeting and voting

What if I hold my shares in street name and do not provide voting instructions?
If you hold your shares in street name and do not provide voting instructions, your broker, bank, trust company or other nominee has discretionary authority to vote your shares on the ratification of the selection of EY as our independent registered public accounting firm. However, in the absence of your specific instructions as to how to vote, your broker, bank, trust company or other nominee does not have discretionary authority to vote on any other proposal. Such a situation results in a “broker non-vote,” which does not have an effect on the outcome of the proposal. It is important, therefore, that you provide instructions to your broker, bank, trust company or other nominee so that your vote with respect to the other proposals is counted.
What is the voting standard and what is the effect of abstentions?
You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the election of each nominee for the Board of Directors (Proposal 1), the advisory vote on executive compensation (Proposal 2), and the ratification of the selection of our independent registered public accounting firm (Proposal 3). The following table summarizes the voting standard applicable to each proposal and the effect of an “ABSTAIN” vote in each instance.
Proposal	Voting standard	Effect of “ABSTAIN” vote
Election of directors	The nominee is elected if the number of votes cast “FOR” him or her exceeds the number of votes cast “AGAINST” him or her	No effect
Other proposals	The proposal is approved if “FOR” votes are cast by the majority of shares present and entitled to vote on the matter	Same effect as “AGAINST” vote
What does it mean if I receive more than one notice of Internet availability of proxy materials, proxy card, voting instruction form, or e-mail with instructions on how to access the proxy materials?
If you receive more than one notice of Internet availability of proxy materials, proxy card, voting instruction form, or e-mail with instructions on how to access the proxy materials, it means that you hold shares in more than one account. To ensure that all of your shares are voted, vote separately for each notice of Internet availability of proxy materials, proxy card, voting instruction form, and e-mail you receive.
Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by:
▶
voting again over the Internet or by telephone by no later than 11:59 p.m., eastern time, on April 20, 2026, or by submitting a proxy card with a later date and returning it so that it is received by April 20, 2026;

▶
voting again during the meeting; or

▶
submitting written notice of revocation to our Corporate Secretary at the address shown below so that it is received by April 20, 2026.

To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Investor Relations, U.S. Bancorp, 800 Nicollet Mall, Minneapolis, MN 55402 or call 866.775.9668. If you hold your shares in street name, contact your broker, bank, trust company or other nominee regarding how to revoke your proxy and change your vote. If you are a participant in the U.S. Bank 401(k) Savings Plan, you may revoke your proxy and change your vote as described above, but only until 11:59 p.m., eastern time, on April 16, 2026.
Will my vote be kept confidential?
Yes. We have procedures to ensure that all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as follows: to meet legal requirements, to assert claims for or defend claims against our company, to allow authorized individuals to count and certify the results of the shareholder vote if a proxy solicitation in opposition to the Board takes place, or to respond to shareholders who have written comments on proxy cards or who have requested disclosure. We also have the voting tabulations performed by an independent third party.

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Questions and answers about the annual meeting and voting

Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc., our tabulation agent, will tabulate the votes and act as independent inspectors of election.
Where can I find the voting results?
We expect to announce the preliminary voting results for each proposal at our 2026 annual meeting of shareholders. The final voting results will be reported in a Current Report on Form 8-K that will be filed with the SEC and made available on our website.
Who pays for the cost of proxy preparation and solicitation?
We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trust companies or other nominees for forwarding proxy materials to street name holders. We have retained Alliance Advisors, LLC, to assist in the solicitation of proxies for the annual meeting for a fee of  $33,000, plus associated costs and expenses. We are soliciting proxies primarily by mail. In addition, our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail or in person. They will not receive any additional compensation for these activities.
Do you “household” annual meeting materials?
The SEC rules allow a single copy of the notice of Internet availability of proxy materials or proxy statement and annual report to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family, and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding.” Although we do not household for our registered shareholders, we understand that some brokers, banks, trust companies and other nominees household U.S. Bancorp notices of Internet availability of proxy materials or proxy statements and annual reports, delivering a single copy of each to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker, bank, trust company or other nominee that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our notice of Internet availability of proxy materials or proxy statement or annual report, or if you are receiving multiple copies of any of these documents and wish to receive only one, please notify your broker, bank, trust company or other nominee. We will deliver promptly upon written or oral request a separate copy of our notice of Internet availability of proxy materials, proxy statement and/or our annual report to a shareholder at a shared address to which a single copy was delivered. For copies of any of these documents, shareholders should write to Investor Relations, U.S. Bancorp, BC-MN-23IR, 800 Nicollet Mall, Minneapolis, Minnesota 55402, or call 866.775.9668.
How can I receive my proxy materials by e-mail in the future?
Instead of receiving future paper copies of the notice of Internet availability of proxy materials or our proxy materials by mail, you can elect to receive an e-mail with links to these documents, your control number and instructions for voting over the Internet. Opting to receive your proxy materials by e-mail will save the cost of producing and mailing documents to you and will also help conserve environmental resources. Your e-mail address will be kept separate from any other company operations and will be used for no other purpose.
If we mailed you a notice of Internet availability of proxy materials or a printed copy of our proxy statement and annual report and you would like to sign up to receive these materials by e-mail in the future, you can choose this option by:
▶
following the instructions provided on your proxy card or voting instruction form if you received a paper copy of the proxy materials;

▶
following the instructions provided when you vote over the Internet; or

▶
going to http://enroll.icsdelivery.com/usb and following the instructions provided.

You may revoke this request at any time by following the instructions at http://enroll.icsdelivery.com/usb. Your election will remain in effect unless you revoke it later.
We encourage you to sign up for electronic delivery of our proxy materials. To express our appreciation, we will plant a tree in partnership with the Arbor Day Foundation on behalf of every retail shareholder account that registers for electronic delivery of our proxy materials. The Arbor Day Foundation will plant these trees in degraded Minnesota forest ecosystems, helping restore former crop land to improve local wildlife habitat connectivity, increase carbon sequestration and storage, and establish natural resilience to pests, diseases, and the effects of climate change.

U.S. Bancorp 2026 Proxy Statement	87

Other matters

Other matters
Annual Report to Shareholders and Form 10-K

If you received a paper copy of the proxy materials, our 2025 Annual Report to Shareholders, including financial statements for the year ended December 31, 2025, accompanied this proxy statement. The 2025 Annual Report to Shareholders is also available on our website at usbank.com by clicking on “About us”, “Investor relations” and then “Read the reports.” Copies of our 2025 Annual Report on Form 10-K, which is on file with the SEC, are available to any shareholder who submits a request in writing to Investor Relations, U.S. Bancorp, BC-MN-23IR, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.
Communicating with U.S. Bancorp’s Board of Directors

Shareholders or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors or specified individual directors to:
The Office of the Corporate Secretary
U.S. Bancorp
BC-MN-21SE
800 Nicollet Mall
Minneapolis, MN 55402

Any such letters will be delivered to the Lead Independent Director, or to a specified director if so addressed. Notwithstanding the foregoing, the Corporate Secretary may determine not to forward or report items that are: solicitations and advertisements, job referrals or surveys, junk mail, personal grievances, a complaint about the company’s products or services that would be customarily handled in the ordinary course of business, or abusive, improper or otherwise irrelevant to the Board’s duties and responsibilities. Any letters relating to accounting matters will be handled in accordance with the Audit Committee’s policy on investigation of complaints relating to accounting matters.
Deadlines for nominating directors and submitting proposals for the 2027 annual meeting

Please see below for the specific information and deadline requirements applicable to shareholders who want to nominate directors or submit proposals for next year’s annual meeting. Note that any director nomination or shareholder proposal that does not comply with our bylaws or applicable law, including any director nomination or shareholder proposal for which notice is received by us after the relevant deadline set forth below, may not be presented at the 2027 annual meeting.
Nominating a director
Nominating a director for inclusion our proxy statement
A shareholder or group of up to 20 shareholders that has held at least 3% of the outstanding shares of our company’s common stock for at least three years is able to nominate directors to fill up to 20% of the Board seats (but at least two directors) for inclusion in our proxy statement if the shareholder(s) and nominee(s) satisfy the requirements specified in our bylaws and notice is received between 150 and 120 days before the anniversary of the date the proxy statement for the prior year’s annual meeting was released to shareholders.
In order for a nominee to be considered for inclusion in our proxy statement for the 2027 annual meeting of shareholders, the Corporate Secretary of U.S. Bancorp must receive written notice of the nomination at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no earlier than October 11, 2026, and no later than November 10, 2026. The notice must contain the specific information required by our bylaws. You can find a copy of our bylaws on our website at usbank.com by clicking on “About us”, “Investor relations”, “Corporate Governance”, “Governance documents” and then “Restated Bylaws.”
Nominating a director other than for inclusion in our proxy statement
Our bylaws permit shareholders to nominate directors for election at an annual meeting of shareholders but not for inclusion in our proxy statement. To make such a nomination, the shareholder must deliver a notice that is compliant with the requirements set forth in our bylaws, including completing a questionnaire and other information in the forms provided by

88	U.S. Bancorp 2026 Proxy Statement

Other matters

our Corporate Secretary upon written request, which must be received by our Corporate Secretary at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no later than December 21, 2026, which is 120 calendar days prior to the anniversary date of our 2026 annual meeting of shareholders. For more information regarding the information that must be contained in the notice, please refer to our bylaws (available on our website as described above).
In addition, any shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees at the next annual meeting must also comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our bylaws.
Other shareholder proposals
Shareholders may also present proper proposals (other than director nominations) for consideration at future shareholder meetings. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting, the written proposal must be received by our Corporate Secretary at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no later than November 10, 2026, which is 120 calendar days prior to the anniversary date on which this proxy statement was made available to our shareholders. Such proposals must comply with the SEC’s Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.
For a shareholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, a written notice of the proposal must be received by our Corporate Secretary at our principal executive offices in Minneapolis, Minnesota, at the address provided above, no later than November 10, 2026. Any such proposals made by our shareholders must comply with the notice and other requirements under our bylaws, including providing the specific information required by our bylaws (available on our website as described above).
The submission deadlines for these proposals and nominations are as follows:
Proposal	How presented	Deadline
Nomination of directors	To nominate a director and include the nomination in our proxy statement	November 10, 2026
	To nominate a director, but not include the nomination in our proxy statement	December 21, 2026
All other proposals	To have a shareholder proposal be considered for inclusion in the proxy statement or to present the proposal at the annual meeting, but not include the proposal in our proxy statement	November 10, 2026
Other matters for consideration

We do not know of any other matters that may be presented for consideration at the 2026 annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies above under the heading “Questions and answers about the annual meeting and voting — What is a proxy?” will vote as they deem in the best interests of U.S. Bancorp.

U.S. Bancorp 2026 Proxy Statement	89

Appendix

Appendix
Assumptions for financial targets

The following assumptions apply with respect to the medium-term financial targets contained in this proxy statement.

90	U.S. Bancorp 2026 Proxy Statement

Appendix

Non-GAAP financial measures

This proxy statement contains the following non-GAAP financial measures: revenue mix by business line excluding treasury and corporate support, adjusted return on average assets, adjusted return on average common equity, return on tangible common equity, adjusted return on tangible common equity, efficiency ratio, adjusted efficiency ratio and adjusted earnings per share growth.
The company’s major lines of business are Consumer and Business Banking, Payment Services, Wealth, Corporate, Commercial and Institutional Banking, and Treasury and Corporate Support. We provide the percentage of revenue attributable to each business line, excluding Treasury and Corporate Support, as it reflects our company’s diversified mix of businesses. We disclose the return on tangible common equity as we believe it is a useful financial measure to assess the company’s use of equity. In addition, we have included the other financial measures listed above on an adjusted basis to exclude notable items, including related to the merger and integration charges, FDIC special assessment charges, and charges related to lease impairments and operational efficiency actions, in order to provide a greater understanding of ongoing operations and better comparability with prior year results. We use net interest income on a taxable-equivalent basis to calculate our efficiency ratio because we believe that this presentation is the preferred industry measurement of net interest income as it provides a relevant comparison of net interest income arising from taxable and tax-exempt sources.
The calculation of these measures for U.S. Bancorp follows:
Year Ended December 31 (Dollars in Millions)	Net Revenue 2025
Wealth, Corporate, Commercial and Institutional Banking	$12,083
Consumer and Business Banking	8,873
Payment Services	7,407
Treasury and Corporate Support	293
Total Company	28,656
Less: Treasury and Corporate Support	293
Total Company excluding Treasury and Corporate Support	$28,363
Net Revenue as a Percent of Total Company
Wealth, Corporate, Commercial and Institutional Banking	42%
Consumer and Business Banking	31
Payment Services	26
Treasury and Corporate Support	1
Net Revenue as a Percent of Total Company excluding Treasury and Corporate Support
Wealth, Corporate, Commercial and Institutional Banking	43%
Consumer and Business Banking	31
Payment Services	26
Three Months Ended (Dollars in Millions)	December 31, 2025	December 31, 2024
Net income attributable to U.S. Bancorp		$1,663
Less: Notable items(1)		(82)
Net income attributable to U.S. Bancorp, excluding notable items		1,745
Annualized net income applicable to U.S. Bancorp common shareholders, excluding notable items (a)		6,942
Average assets (b)		671,907
Return on average assets, excluding notable items (a) / (b)		1.03%
Net income attributable to U.S. Bancorp common shareholders	$1,965	$1,581
Intangibles amortization (net-of-tax)	100	110

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Three Months Ended (Dollars in Millions)	December 31, 2025	December 31, 2024
Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization	2,065	1,691
Less: Notable items, including the impact of earnings allocated to participating stock awards(1)	—	(81)
Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items	2,065	1,772
Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (c)	8,193	6,727
Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items (d)	8,193	7,049
Average total equity	65,048	59,272
Less: Average preferred stock	6,808	6,808
Less: Average noncontrolling interests	458	460
Less: Average goodwill (net of deferred tax liability)(2)	11,599	11,515
Less: Average intangible assets (net of deferred tax liability), other than mortgage servicing rights	1,568	1,885
Average tangible common equity (e)	44,615	38,604
Return on tangible common equity (c) / (e)	18.4%	17.4%
Return on tangible common equity, excluding notable items (d) / (e)	18.4%	18.3%
Net interest income	$4,284	$4,146
Taxable-equivalent adjustment(3)	28	30
Net interest income, on a taxable-equivalent basis	4,312	4,176
Net interest income, on a taxable-equivalent basis (as calculated above)	4,312	4,176
Noninterest income	3,053	2,833
Less: Securities gains (losses), net	3	(1)
Total net revenue, excluding net securities gains (losses) (f)	7,362	7,010
Noninterest expense (g)	4,227	4,311
Less: Notable items(1)	—	109
Noninterest expense, excluding notable items (h)	4,227	4,202
Efficiency ratio (g) / (f)	57.4%	61.5%
Efficiency ratio, excluding notable items (h) / (f)	57.4%	59.9%
Year Ended December 31 (Dollars in Millions)	2025	2024
Net income attributable to U.S. Bancorp		$6,299
Less: Notable items(4)		(300)
Net income attributable to U.S. Bancorp, excluding notable items (i)		6,599
Average assets (j)		664,014
Return on average assets, excluding notable items (i) / (j)		0.99%
Net income applicable to U.S. Bancorp common shareholders		$5,909
Less: Notable items, including the impact of earnings allocated to participating stock awards(4)		(298)
Net income attributable to U.S. Bancorp common shareholders, excluding notable items (k)		6,207
Average common equity (l)		50,398
Return on average common equity, excluding notable items (k) / (l)		12.3%
Net income applicable to U.S. Bancorp common shareholders	$7,194	$5,909

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Appendix

Year Ended December 31 (Dollars in Millions)	2025	2024
Intangibles amortization (net-of-tax)	393	450
Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (m)	7,587	6,359
Less: Notable items, including the impact of earnings allocated to participating stock awards(4)	—	(298)
Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization and notable items (n)	7,587	6,657
Average total equity	62,409	57,668
Less: Average preferred stock	6,808	6,808
Less: Average noncontrolling interests	458	462
Less: Average goodwill (net of deferred tax liability)(2)	11,566	11,485
Less: Average intangible assets (net of deferred tax liability), other than mortgage servicing rights	1,691	2,040
Average tangible common equity (o)	41,886	36,873
Return on tangible common equity (m) / (o)	18.1%	17.2%
Return on tangible common equity, excluding notable items (n) / (o)	18.1%	18.1%
Net income applicable to U.S. Bancorp common shareholders (p)	$7,194	$5,909
Less: Notable items, including the impact of earnings allocated to participating stock awards(4)	—	(298)
Net income attributable to U.S. Bancorp common shareholders, excluding notable items (q)	7,194	6,207
Average diluted common shares outstanding (r)	1,558	1,561
Diluted earnings per common share (p) / (r)	$4.62	$3.79
Percentage change	22%
Diluted earnings per common share (q) / (r)	$4.62	$3.98
Percentage change	16%
Net interest income	$16,649	$16,289
Taxable-equivalent adjustment(3)	116	120
Net interest income, on a taxable-equivalent basis	16,765	16,409
Net interest income, on a taxable-equivalent basis (as calculated above)	16,765	16,409
Noninterest income	11,891	11,046
Less: Securities gains (losses), net	(61)	(154)
Total net revenue, excluding net securities gains (losses) (s)	28,717	27,609
Noninterest expense (t)	16,837	17,188
Less: Notable items(4)	—	400
Noninterest expense, excluding notable items (u)	16,837	16,788
Efficiency ratio (t) / (s)	58.6%	62.3%
Efficiency ratio, excluding notable items (u) / (s)	58.6%	60.8%

1.
Notable items of  $109 million ($82 million net-of-tax) for the three months ended December 31, 2024 included lease impairments and operational efficiency actions.

2.
Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.

3.
Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

4.
Notable items of  $400 million ($300 million net-of-tax) for the year ended December 31, 2024 included $109 million of lease impairments and operational efficiency actions, $155 million of merger and integration-related charges and $136 million for the increase in the FDIC special assessment instituted in 2023.

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Appendix

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This proxy statement contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects, targets, initiatives and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.”
Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements. Factors that could cause actual results to differ from those described in forward-looking statements are described in U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2025, and in subsequent filings with the Securities and Exchange Commission.
In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
No reports, documents or websites that are cited or referred to in this proxy statement shall be deemed to form part of, or to be incorporated by reference into, this proxy statement.

94	U.S. Bancorp 2026 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV82421-P42478For Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !The Board of Directors recommends you vote "FOR" each of the following nominees: U.S. BANCORP1a. Warner L. Baxter1b. Dorothy Bridges1c. Elizabeth L. Buse1d. Alan B. Colberg1e. Kimberly N. Ellison-Taylor1f. Aleem Gillani1g. Roland A. Hernandez1h. Gunjan Kedia1i. Richard P. McKenney1j. Yusuf I. Mehdi1k. Loretta E. Reynolds1l. John P. Wiehoff3. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2026 fiscal year.2. An advisory vote to approve the compensation of our executives disclosed in the proxy statement.The Board of Directors recommends you vote "FOR" proposals 2 and 3: Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.1. The election of each of the 12 directors named in the proxy statement:! ! !SCAN TO U.S. BANCORP VIEW MATERIALS & VOTE wINVESTOR RELATIONS800 NICOLLET MALL BC-MN-H23KMINNEAPOLIS, MN 55402-7014VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 20, 2026; or April 16, 2026, for shares held in the U.S. Bank 401(k) Savings Plan. Have this proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/USB2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 20, 2026; or April 16, 2026, for shares held in the U.S. Bank 401(k) Savings Plan. Have this proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V82422-P42478Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 21, 2026: Our Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. FOLD AND DETACH HERE PROXYSOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS April 21, 2026 At 11:00 AM Central TimeThe undersigned, having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Gunjan Kedia and Kathryn V. Purdom, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the U.S. Bancorp 2026 Annual Meeting of Shareholders and authorize(s) each to vote in his or her discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof. If this signed proxy card contains no specific voting instructions, these shares will be voted "FOR" each of the nominees for director, and "FOR" Proposals 2 and 3, and in the discretion of the named proxies on all other matters.IF YOU DO NOT VOTE BY INTERNET OR PHONE,PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.